                                                                   ANNUAL REPORT

      October 31, 2002





      [DUFF & PHELPS LOGO]


      Phoenix-Duff & Phelps Core Bond Fund


      [ENGEMANN LOGO]


      Phoenix-Engemann Aggressive Growth Fund
      Phoenix-Engemann Capital Growth Fund


      [GOODWIN LOGO]


      Phoenix-Goodwin High Yield Fund
      Phoenix-Goodwin Money Market Fund


      [OAKHURST LOGO]


      Phoenix-Oakhurst Balanced Fund






[PHOENIX INVESTMENT PARTNERS, LTD. LOGO]
      A member of The Phoenix Companies, Inc.

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:

[MCLOUGHLIN PHOTO]
                    As a firm, Phoenix Investment Partners has always encouraged investors to use a variety of styles and strategies to mitigate the pain associated with the type of volatile market that we have experienced over the last 12 months and more. A diversified portfolio can help to offer protection by spreading investment risk across a broad spectrum of investment styles and asset classes. Less overlap or redundancy in a portfolio should translate into lower volatility and greater opportunity to participate in whatever style or asset class is currently in favor. Of course, diversification itself does not guarantee against a loss, and there can be no guarantee that a diversified portfolio will outperform a non-diversified portfolio.
                    We recognize that it is important for investors to succeed in reaching their personal financial goals within the context of their risk tolerance and investment horizon. Your financial advisor can show you the benefits of asset allocation to help you shape an investment plan to meet your needs. Investors' biggest challenge is adopting an investing discipline and committing to it. As always, your financial advisor can provide the insight and wisdom to help keep you on track to meet your financial goals. To learn more about the markets and investing, ask your financial advisor to share Phoenix's exclusive "Investing Perspectives" presentation.
     If you have any questions about your account, please contact your financial advisor or a Phoenix Mutual Fund Services representative at 1-800-243-1574. To obtain current mutual fund prices and performance information, go to PhoenixInvestments.com and select Individual Investors to enter the "Investor Center." And, while you're there, take advantage of our new Investor Resources, including educational, tax and retirement topics.

Sincerely,

[/s/ Philip R. McLoughlin]

Philip R. McLoughlin
President, Phoenix Funds
October 31, 2002

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

TABLE OF CONTENTS

Phoenix-Duff & Phelps Core Bond Fund........................    3
Phoenix-Engemann Aggressive Growth Fund.....................   11
Phoenix-Engemann Capital Growth Fund........................   21
Phoenix-Goodwin High Yield Fund.............................   29
Phoenix-Goodwin Money Market Fund...........................   43
Phoenix-Oakhurst Balanced Fund..............................   51
Notes to Financial Statements...............................   64
Fund Management.............................................   71

PHOENIX-DUFF & PHELPS CORE BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: What is the fund's investment objective?

A: The fund is appropriate for investors seeking both current income and capital appreciation. The fund intends to maintain an average credit quality of investments of "A" or better as rated by Moody's Investor Services, Inc. or Standard & Poor's.

Q: How would you describe your fixed-income philosophy?

A: Duff & Phelps Investment Management Co. believes that diversified and controlled exposure to a variety of risks associated with the fixed-income markets provides the best opportunity to achieve above-market returns over the long term. Duff & Phelps employs intensive fundamental research to determine the appropriate mix of active sector rotation, opportunistic investing in specific issues, and exposure to changes in interest rates.

     The sector allocation decision is derived from assessing the relative value of industries, credit trends, and supply and demand. Duff & Phelps also relies on opportunistic issue selection to enhance sector exposure. A bottom-up strategy is employed that uses rigid credit quality analysis and an assessment of relative default risk. Finally, our fixed-income team employs interest rate forecasting to determine the appropriate level of price risk that the fund should incur. This forecast is based on careful analysis of domestic and international economic activity.

Q: What was the fund's return for the fiscal year ended October 31, 2002?

A: Class A shares returned 1.07%, Class B shares earned 0.31% and Class C shares were also up 0.31% compared with a return of 5.88% for the Lehman Brothers Aggregate Bond Index.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not a guarantee of future results.

Q: What events dominated the fixed-income market over the last year?

A: The fixed-income market's focus was concentrated on three general areas during the past year: economic fundamentals, corporate malfeasance issues and ongoing geopolitical concerns. Treasury returns for the year were quite strong, as were AAA-rated fixed income alternatives such as government-sponsored agency securities and mortgage pass-through securities. Corporate bond total returns lagged those of Treasuries, despite their higher yields.

     U.S. economic performance was mixed. Recovering from the recession that began in early 2001, gross domestic product expanded at a 3.1% year-over-year rate in the third quarter. The Federal Reserve Board, taking advantage of low inflation, lowered short-term rates from 6.5% in early 2001 to a level of 1.75% by the end of October 2002 to stimulate economic activity. Business investment remained relatively weak during the year, although third-quarter earnings

(1) The Lehman Brothers Aggregate Bond Index measures broad bond market total-return performance. The index is unmanaged, does not reflect management fees, and is not available for direct investment.

reports generally exceeded market expectations. The consumer sector was solid, as housing, auto sales and other consumer discretionary spending remained relatively strong.

     Corporate malfeasance, evidenced most prominently in the technology, telecommunications and energy trading areas, caused investors to lose confidence in corporate disclosures. Between this and the continuing geopolitical uncertainties associated in part with the war on terrorism, investments in corporate securities, including both fixed-income and equity securities, performed poorly.

     With the Fed on hold through much of the year and continued economic uncertainty, the Treasury yield curve steepened, with two-year securities moving from 2.4% to about 1.7% by the end of October 2002. Yields on somewhat longer maturities also declined, although to a lesser extent, with 10-year yields falling from 4.2% to 3.9%. Long bond yields actually increased from 4.9% to 5%. Non-Treasury spread product generally underperformed Treasury securities during the year.

Q: What factors contributed to performance?

A: Gross performance (before all fees) lagged the benchmark for the year ended October 31, 2002. The fund benefited during the year from overweightings in high quality structured product, particularly in the area of asset-backed securities, which are rated AAA. In addition, modest overweightings in specific sectors of the corporate market, mainly in select financial companies and U.S. banks, also helped performance.

     However, the fund was not completely immune to the corporate malfeasance issue coursing through financial markets. While a strong credit research orientation allowed us to avoid corporate concerns involving liquidity, leverage, operating and other business matters, the fund was hurt by a specific instance of alleged financial and accounting fraud. A holding in WorldCom, Inc. bonds proved to be the fund's greatest drag on performance, as disclosures by a new independent auditor, together with information released by investigating regulatory entities, caused rapid deterioration in the holding. When the veracity of information released by a company is destroyed, the value of fundamental credit research is minimized.

     In addition, with corporate securities in general underperforming Treasury alternatives for the time period, an overweight position in the corporate sector detracted from relative performance.

Q: What is your current investment outlook?

A: We believe that massive fiscal and monetary stimulus already injected into the economy, low inflation and potential new economic stimulus initiatives will allow for consistent economic growth in the next calendar year. However, such consistent growth will require stabilization in the employment situation as well as some clarity in the geopolitical situation. We expect this to take place during the next year, although we will continue to closely monitor the situation for its investment implications. In addition, we believe that the Fed will likely begin tightening as soon as the economy shows renewed signs of life. We expect the term structure of rates to rise next year and the yield curve to flatten once economic growth resumes in a sustained manner.

                                                               November 15, 2002

Phoenix-Duff & Phelps Core Bond Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 10/31/02

                                                                                             INCEPTION       INCEPTION
                                                     1 YEAR      5 YEARS      10 YEARS      TO 10/31/02        DATE
                                                     ------      -------      --------      -----------      ---------
Class A Shares at NAV(2)                              1.07%       4.98%         5.68%             --               --
Class A Shares at POP(3)                             (3.73)       3.97          5.17              --               --
Class B Shares at NAV(2)                              0.31        4.22            --            4.68%         2/24/94
Class B Shares with CDSC(4)                          (3.48)       4.22            --            4.68          2/24/94
Class C Shares at NAV(2)                              0.31          --            --            5.65         10/11/99
Class C Shares with CDSC(4)                           0.31          --            --            5.65         10/11/99
Lehman Brothers Aggregate Bond Index(7)               5.88        7.43          7.47          Note 5           Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

(5) Index performance is 7.35% for Class B (since 2/28/94) and 9.16% for Class C (since 10/29/99).

(6) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges.

(7) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The index's performance does not reflect sales charges.

    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     GROWTH OF $10,000
                    PERIODS ENDING 10/31

                                                            PHOENIX-DUFF & PHELPS CORE BOND   LEHMAN BROTHERS AGGREGATE BOND
                                                                    FUND CLASS A(6)                      INDEX(7)
                                                            -------------------------------   ------------------------------
92                                                                       9525.00                         10000.00
93                                                                      10494.80                         11187.20
94                                                                      10077.00                         10776.60
95                                                                      11569.70                         12463.30
96                                                                      12038.60                         13192.10
97                                                                      12984.00                         14365.00
98                                                                      14043.60                         15706.20
99                                                                      13766.80                         15789.60
00                                                                      14452.40                         16942.10
01                                                                      16382.90                         19408.90
02                                                                      16557.60                         20551.10

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/92 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

                               Sector Weightings
                                   10/31/02

As a percentage of bond holdings

Agency Mortgage-Backed                                                           39.00
Corporate                                                                        23.00
U.S. Government                                                                  14.00
Non-Agency Mortgage-Backed                                                       11.00
Asset-Backed                                                                     10.00
Foreign Corporate                                                                 2.00
Agency Non Mortgage-Backed                                                        1.00

Phoenix-Duff & Phelps Core Bond Fund

    TEN LARGEST HOLDINGS AT OCTOBER 31, 2002 (AS A PERCENTAGE OF NET ASSETS)

  1  Home Ownership Funding Corp. II Pfd.     7.0%
     144A 13.338%
     Preferred stock
  2  U.S. Treasury Bond 6%, 2/15/26           5.6%
     U.S. Government security
  3  Fannie Mae 6.50%, 8/1/31                 4.0%
     Agency mortgage-backed security
  4  U.S. Treasury Note 5.50%, 5/31/03        3.7%
     U.S. Government security
  5  Fannie Mae 6.50%, 7/1/29                 3.5%
     Agency mortgage-backed security
  6  Fannie Mae 7%, 9/1/31                    3.2%
     Agency mortgage-backed security
  7  Fannie Mae 6%, 7/1/17                    3.0%
     Agency mortgage-backed security
  8  Fannie Mae 6%, 10/1/14                   3.0%
     Agency mortgage-backed security
  9  U.S. Treasury Note 6.25%, 2/15/03        3.0%
     U.S. Government security
 10  GNMA 7.50%, 9/15/29                      2.9%
     Agency mortgage-backed security

                        INVESTMENTS AT OCTOBER 31, 2002

                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)        VALUE
                                   -----------   ----------  ------------
U.S. GOVERNMENT SECURITIES--12.4%
U.S. TREASURY BONDS--5.6%
U.S. Treasury Bonds 6%, 2/15/26...   AAA         $    6,350  $  7,099,103
                                                             ------------
U.S. TREASURY NOTES--6.8%
U.S. Treasury Notes 6.25%,
2/15/03...........................   AAA              3,700     3,750,009
U.S. Treasury Notes 5.50%,
5/31/03...........................   AAA              4,600     4,709,508
                                                             ------------
                                                                8,459,517
                                                             ------------
-------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $15,720,692)                                  15,558,620
-------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--34.5%
Fannie Mae 10%, 5/25/04...........   AAA                141       146,311
Fannie Mae 6%, 10/1/14............   AAA              3,624     3,796,169
Fannie Mae 6.50%, '16 -- '32......   AAA             17,616    18,296,998
Fannie Mae 6%, 7/1/17.............   AAA              3,659     3,815,913
Fannie Mae 6.75%, 5/25/19.........   AAA                502       508,811
Fannie Mae 6.75%, 6/25/21.........   AAA                642       652,153
Fannie Mae 6%, 5/1/29.............   AAA              2,077     2,141,598
Fannie Mae 7.50%, 3/1/31..........   AAA              2,168     2,292,884
Fannie Mae 7%, 7/1/31.............   AAA              2,497     2,608,109
Fannie Mae 7%, 9/1/31.............   AAA              3,800     3,969,813
GNMA 8%, 9/15/05..................   AAA                 33        34,143
GNMA 8.50%, 3/15/06...............   AAA                 30        32,813
GNMA 8.50%, 4/15/06...............   AAA                 17        17,830
GNMA 8%, 9/15/06..................   AAA                  5         4,949
GNMA 8.50%, 11/15/22..............   AAA                  6         6,248

                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)        VALUE
                                   -----------   ----------  ------------
GNMA 6.50%, 9/15/28...............   AAA         $    1,622  $  1,692,572
GNMA 7.50%, 9/15/29...............   AAA              3,379     3,595,107
-------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $41,786,883)                                  43,612,421
-------------------------------------------------------------------------

AGENCY NON MORTGAGE-BACKED SECURITIES--1.2%
Fannie Mae 4.375%, 9/15/12........   AAA              1,500     1,476,621
-------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $1,497,384)                                    1,476,621
-------------------------------------------------------------------------

ASSET-BACKED SECURITIES--8.9%
First USA Credit Card Master Trust
97-2 A 1.945%, 1/17/07(d).........   AAA              1,400     1,401,041
Ford Credit Auto Owner Trust 00-E,
A4 6.74%, 6/15/04.................   AAA              1,497     1,523,316
Green Tree Financial Corp. 98-3,
A5 6.22%, 3/1/17..................   AAA              3,060     3,122,457
MBNA Master Credit Card Trust 97-C
A 1.913%, 8/15/06(d)..............   AAA              2,900     2,902,065
PECO Energy Transition Trust 99-A,
A6 6.05%, 3/1/07..................   AAA              2,000     2,199,850
-------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $10,694,190)                                  11,148,729
-------------------------------------------------------------------------

CORPORATE BONDS--21.1%
AUTOMOBILE MANUFACTURERS--1.1%
General Motors Corp. 7.20%,
1/15/11...........................   BBB              1,500     1,410,650

                       See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)        VALUE
                                   -----------   ----------  ------------
BANKS--2.5%
Citicorp Capital I 7.933%,
2/15/27...........................    A          $    3,000  $  3,152,328
CONSUMER FINANCE--4.2%
Ford Motor Credit Co. 7.375%,
2/1/11............................   BBB              1,500     1,340,556
General Electric Capital Corp.
6.75%, 3/15/32....................   AAA              2,000     2,094,690
Household Finance Corp. 8%,
7/15/10...........................   A-               2,000     1,872,266
                                                             ------------
                                                                5,307,512
                                                             ------------
DIVERSIFIED FINANCIAL SERVICES--2.0%
Merrill Lynch & Co. 6.50%,
7/15/18...........................   A+               2,500     2,530,340
ELECTRIC UTILITIES--2.0%
Progress Energy, Inc. 7.10%,
3/1/11............................   BBB              2,500     2,562,350
GAS UTILITIES--2.1%
Consolidated Natural Gas 6.85%,
4/15/11...........................  BBB+              2,500     2,689,528
INTEGRATED OIL & GAS--4.6%
Amerada Hess Corp. 7.30%,
8/15/31...........................   BBB              1,500     1,578,267
ConocoPhillips 144A 4.75%,
10/15/12(b)                          A-               2,000     1,970,334
Occidental Petroleum 5.875%,
1/15/07...........................   BBB              2,000     2,143,217
                                                             ------------
                                                                5,691,818
                                                             ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.9%
Verizon Global Funding Corp.
7.75%, 12/1/30....................   A+               1,000     1,071,517
MOVIES & ENTERTAINMENT--1.7%
Disney (Walt) Co. 5.50%,
12/29/06..........................  BBB+              2,000     2,090,212
-------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $25,821,371)                                  26,506,255
-------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES--9.7%
First Union - Lehman Brothers -
Bank of America 98-C2, A2 6.56%,
11/18/08..........................   AAA              2,300     2,580,865
First Union Lehman Brothers
Commercial Mortgage 97-C1, A3
7.38%, 4/18/07.................... Aaa(c)             2,500     2,854,884
J.P. Morgan Commercial Mortgage
Finance Corp. 97-C5, A2 7.069%,
9/15/29...........................   AAA              1,628     1,755,771

                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)        VALUE
                                   -----------   ----------  ------------
Merrill Lynch Mortgage Investors,
Inc. 96-C2, A3 6.96%, 11/21/28....   AAA         $    3,000  $  3,301,770
Morgan Stanley Capital I, 98-WF1,
A2 6.55%, 12/15/07................   AAA              1,500     1,676,880
-------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $10,919,018)                                  12,170,170
-------------------------------------------------------------------------
FOREIGN CORPORATE BONDS--1.9%
UNITED KINGDOM--1.9%
British Telecom plc 8.375%,
12/15/10(d).......................   A-               2,000     2,345,974
-------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $1,997,355)                                    2,345,974
-------------------------------------------------------------------------
                                                   SHARES
                                                 ----------
PREFERRED STOCKS--7.0%
CONSUMER FINANCE--7.0%
Home Ownership Funding Corp. II
Pfd. 144A 13.338%(b)(d)...........                   13,522     8,869,376
-------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $9,152,516)                                    8,869,376
-------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.7%
(IDENTIFIED COST $117,589,408)                                121,688,166
-------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--2.6%
MONEY MARKET MUTUAL FUNDS--2.6%
SSgA Money Market Fund (1.44%
seven day effective yield)........                3,261,532     3,261,532
-------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $3,261,532)                                    3,261,532
-------------------------------------------------------------------------
TOTAL INVESTMENTS--99.3%
(IDENTIFIED COST $120,850,941)                                124,949,698(a)
Other assets and liabilities, net--0.7%                           918,010
                                                             ------------
NET ASSETS--100.0%                                           $125,867,708
                                                             ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,216,833, and gross depreciation of $5,587,717, for federal income tax purposes. At October 31, 2002, the aggregate cost of securities for federal income tax purposes was $125,320,582.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2002, these securities amounted to a value of $10,839,710 or 8.6% of net assets.
(c) As rated by Moody's or Fitch.
(d) Variable or step coupon security; interest rate reflects the rate currently in effect.
                       See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2002

ASSETS
Investment securities at value (Identified cost
 $120,850,941)                                         $124,949,698
Receivables
 Fund shares sold                                           244,872
 Interest                                                 1,044,686
Prepaid expenses                                              2,324
                                                       ------------
   Total assets                                         126,241,580
                                                       ------------
LIABILITIES
Payables
 Fund shares repurchased                                    182,358
 Transfer agent fee                                          53,809
 Investment advisory fee                                     48,147
 Distribution fee                                            33,581
 Professional                                                28,712
 Financial agent fee                                         12,127
 Trustees' fee                                                5,200
 Payable to adviser                                              17
Accrued expenses                                              9,921
                                                       ------------
   Total liabilities                                        373,872
                                                       ------------
NET ASSETS                                             $125,867,708
                                                       ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest       $141,535,745
Undistributed net investment income                         218,404
Accumulated net realized loss                           (19,985,198)
Net unrealized appreciation                               4,098,757
                                                       ------------
NET ASSETS                                             $125,867,708
                                                       ============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $115,184,800)                                           12,893,826
Net asset value per share                                     $8.93
Offering price per share $8.93/(1-4.75%)                      $9.38

CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $9,471,345)                                              1,065,842
Net asset value and offering price per share                  $8.89

CLASS C
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $1,211,563)                                                135,990
Net asset value and offering price per share                  $8.91

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME
Interest                                                 $ 7,474,798
Dividends                                                    993,326
Security lending                                                 130
                                                         -----------
   Total investment income                                 8,468,254
                                                         -----------
EXPENSES
Investment advisory fee                                      581,814
Distribution fee, Class A                                    299,042
Distribution fee, Class B                                     89,236
Distribution fee, Class C                                      7,518
Financial agent fee                                          147,265
Transfer agent                                               281,871
Registration                                                  31,961
Professional                                                  30,569
Trustees                                                      26,611
Printing                                                      23,317
Custodian                                                     17,368
Miscellaneous                                                 19,603
                                                         -----------
   Total expenses                                          1,556,175
   Custodian fees paid indirectly                               (168)
                                                         -----------
   Net expenses                                            1,556,007
                                                         -----------
NET INVESTMENT INCOME                                      6,912,247
                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                           (2,551,115)
Net change in unrealized appreciation (depreciation) on
 investments                                              (3,333,017)
                                                         -----------
NET LOSS ON INVESTMENTS                                   (5,884,132)
                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $ 1,028,115
                                                         ===========

                       See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended      Year Ended
                                                                10/31/02        10/31/01
                                                              ------------    ------------
FROM OPERATIONS
 Net investment income (loss)                                 $  6,912,247    $  7,484,949
 Net realized gain (loss)                                       (2,551,115)      2,067,176
 Net change in unrealized appreciation (depreciation)           (3,333,017)      6,828,804
                                                              ------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                    1,028,115      16,380,929
                                                              ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income, Class A                                 (7,750,890)     (7,703,678)
 Net investment income, Class B                                   (512,861)       (468,493)
 Net investment income, Class C                                    (43,441)        (18,900)
                                                              ------------    ------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS      (8,307,192)     (8,191,071)
                                                              ------------    ------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (3,252,508 and 8,824,414
   shares, respectively)                                        29,540,032      80,813,807
 Net asset value of shares issued from reinvestment of
   distributions (536,345 and 499,674 shares, respectively)      4,840,548       4,555,072
 Cost of shares repurchased (4,666,897 and 9,060,526 shares,
   respectively)                                               (42,374,522)    (82,846,521)
                                                              ------------    ------------
Total                                                           (7,993,942)      2,522,358
                                                              ------------    ------------
CLASS B
 Proceeds from sales of shares (403,069 and 495,925 shares,
   respectively)                                                 3,630,193       4,526,152
 Net asset value of shares issued from reinvestment of
   distributions (39,131 and 36,150 shares, respectively)          351,312         328,147
 Cost of shares repurchased (427,629 and 345,761 shares,
   respectively)                                                (3,865,095)     (3,136,289)
                                                              ------------    ------------
Total                                                              116,410       1,718,010
                                                              ------------    ------------
CLASS C
 Proceeds from sales of shares (99,414 and 67,056 shares,
   respectively)                                                   894,534         615,445
 Net asset value of shares issued from reinvestment of
   distributions (4,109 and 1,190 shares, respectively)             36,924          17,052
 Cost of shares repurchased (20,237 and 41,838 shares,
   respectively)                                                  (182,768)       (381,024)
                                                              ------------    ------------
Total                                                              748,690         251,473
                                                              ------------    ------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS      (7,128,842)      4,491,841
                                                              ------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS                         (14,407,919)     12,681,699
NET ASSETS
 Beginning of period                                           140,275,627     127,593,928
                                                              ------------    ------------
 END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
   INCOME OF $218,404 AND $349,892, RESPECTIVELY]             $125,867,708    $140,275,627
                                                              ============    ============

                       See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31
                                                              ----------------------------------------------------------
                                                               2002(5)          2001        2000        1999        1998
Net asset value, beginning of period                             $9.43         $8.86       $9.04       $9.83       $9.66
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                     0.58          0.60        0.59        0.59        0.59
 Net realized and unrealized gain (loss)                         (0.49)         0.55       (0.16)      (0.78)       0.18
                                                                   ---         -----       -----       -----       -----
     TOTAL FROM INVESTMENT OPERATIONS                             0.09          1.15        0.43       (0.19)       0.77
                                                                   ---         -----       -----       -----       -----
LESS DISTRIBUTIONS
 Dividends from net investment income                            (0.59)        (0.58)      (0.61)      (0.60)      (0.60)
                                                                   ---         -----       -----       -----       -----
     TOTAL DISTRIBUTIONS                                         (0.59)        (0.58)      (0.61)      (0.60)      (0.60)
                                                                   ---         -----       -----       -----       -----
Change in net asset value                                        (0.50)         0.57       (0.18)      (0.79)       0.17
                                                                   ---         -----       -----       -----       -----
NET ASSET VALUE, END OF PERIOD                                   $8.93         $9.43       $8.86       $9.04       $9.83
                                                                   ---           ---         ---         ---         ---
                                                                   ---           ---         ---         ---         ---
Total return(1)                                                   1.07%        13.36%       4.98%      (1.97)%      8.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $115,184      $129,913    $119,734    $144,923    $180,628
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                               1.15%(4)      1.15%       1.17%       1.04%       1.00%
 Net investment income                                            5.40%         5.78%       6.01%       5.62%       5.46%
Portfolio turnover rate                                             70%          143%        146%        112%        290%

                                                        CLASS B                                         CLASS C
                                    -----------------------------------------------   -------------------------------------------
                                                 YEAR ENDED OCTOBER 31                  YEAR ENDED OCTOBER 31      FROM INCEPTION
                                    -----------------------------------------------   --------------------------    10/12/99 TO
                                    2002(5)       2001     2000      1999      1998   2002(5)       2001    2000      10/31/99
Net asset value, beginning of
 period                              $9.39       $8.82    $8.97     $9.77     $9.60    $9.41       $8.84   $8.99       $8.96
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)         0.51        0.53     0.50      0.51      0.52     0.51        0.55    0.48        0.03
 Net realized and unrealized gain
   (loss)                            (0.49)       0.55    (0.14)    (0.78)     0.18    (0.49)       0.52   (0.11)       0.03
                                      ----       -----    -----     -----     -----    -----       -----   -----       -----
     TOTAL FROM INVESTMENT
       OPERATIONS                     0.02        1.08     0.36     (0.27)     0.70     0.02        1.07    0.37        0.06
                                      ----       -----    -----     -----     -----    -----       -----   -----       -----
LESS DISTRIBUTIONS
 Dividends from net investment
   income                            (0.52)      (0.51)   (0.51)    (0.53)    (0.53)   (0.52)      (0.50)  (0.52)      (0.03)
                                      ----       -----    -----     -----     -----    -----       -----   -----       -----
     TOTAL DISTRIBUTIONS             (0.52)      (0.51)   (0.51)    (0.53)    (0.53)   (0.52)      (0.50)  (0.52)      (0.03)
                                      ----       -----    -----     -----     -----    -----       -----   -----       -----
Change in net asset value            (0.50)       0.57    (0.15)    (0.80)     0.17    (0.50)       0.57   (0.15)       0.03
                                      ----       -----    -----     -----     -----    -----       -----   -----       -----
NET ASSET VALUE, END OF PERIOD       $8.89       $9.39    $8.82     $8.97     $9.77    $8.91        9.41   $8.84       $8.99
                                    ======      ======   ======   =======   =======    =====      ======   =====   =========
Total return(1)                       0.31%      12.58%    4.21%    (2.77)%    7.48%    0.31%      12.49%   4.30%       0.53%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (thousands)                        $9,471      $9,867   $7,633   $11,737   $12,902   $1,212        $496    $226        $101
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                   1.90%(4)    1.90%    1.91%     1.79%     1.75%    1.90%(4)    1.90%   1.91%       1.37%(2)
 Net investment income                4.65%       5.02%    5.25%     4.89%     4.74%    4.66%       5.02%   5.31%       4.97%(2)
Portfolio turnover rate                 70%        143%     146%      112%      290%      70%        143%    146%        112%(3)

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 5.44% to 5.40% for Class A, from 4.67% to 4.65% for Class B, and to increase the ratio of net investment income to average net assets from 4.64% to 4.66% for Class C; to decrease net investment income
    (loss) per share from 0.59 to 0.58 per share for Class A; and, to increase net realized and unrealized gain (loss) from (0.50) to (0.49) per share for Class A. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class B and Class C. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
                       See Notes to Financial Statements

PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, JAMES CHEN CFA

Q: What is the fund's investment objective?

A: The fund is appropriate for aggressive long-term growth investors willing to assume above-average risk in return for above-average capital growth potential. The fund may invest in smaller capitalization and private companies, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity, and increased competitive threat.

Q: How has the fund performed over the last 12 months?

A: For the fiscal year ended October 31, 2002, Class A shares declined 21.49% and Class B and Class C shares fell 22.04% compared with a negative return of 17.61% for the Russell Midcap Growth Index.(1) The S&P 500 Index(2) was down 15.11% for the same period. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not a guarantee of future results.

Q: What factors affected performance in fiscal year 2002?

A: As the year comes to an end, most equity indexes are down once again. In particular, the aggressive growth category suffered another year of negative results. While the fund has become much more diversified during this downturn, investments in the technology sector remained an area of underperformance due to the lack of a sustained capital spending recovery within the U.S. economy. However, there were pockets of strength in other economic sectors that contributed positively to the overall portfolio.

     Our investments in the technology sector dominated performance during the first half of fiscal 2002, which contributed positively as the economy improved strongly driven by the inventory rebuilding across the industrial sector. As overall economic development moderated during mid-fiscal year 2002, the fund shifted its focus away from the more cyclical technology sector and moved towards the more defensive health-care and consumer sectors. In particular, the fund's emphasis in the areas of health care, such as HMOs, hospitals, and drug wholesale distribution, delivered strong earnings growth and share price performance.

     As the economy moderated further towards the end of fiscal 2002, the earnings growth outlook continued to be uncertain across many industries. As a result, the fund has continued to take a conservative approach, and the portfolio was positioned to be broadly diversified across the three growth sectors of technology, health care, and consumer discretionary.

Q: What is your near-term outlook for the market?

A: While we had been anticipating a stronger economy during the second half of calendar year 2002 when the year began, the exact opposite occurred - in the second half of the year, the economy weakened compared to the first half.

(1) The Russell Midcap Growth Index measures mid-capitalization, growth-oriented stock total-return performance.

(2) The S&P 500 Index measures broad stock market total-return performance.

The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

However, there are many recent signs that business fundamentals have stabilized and have started to reaccelerate, which lead us to believe that a double-dip recession scenario is not likely to occur. In addition, the recent monetary easing coupled with the potential for additional fiscal stimulus suggest that the economy should improve in the coming year. These stimulus initiatives plus aggressive cost-cutting measures across a variety of industries indicate to us that earnings growth recovery should take hold in the coming year as well.

     Given the prospects of stronger economic activity and earnings growth in fiscal 2003, the fund has slightly increased its cyclical exposure within the technology sector as well as areas of business services, such as information services, media, and travel. The fund's investment in the more defensive area of health care remains very much intact and should offer protection if the economic recovery stalls.

                                                               November 15, 2002

Phoenix-Engemann Aggressive Growth

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 10/31/02

                                                                                             INCEPTION       INCEPTION
                                                     1 YEAR      5 YEARS      10 YEARS      TO 10/31/02        DATE
                                                     ------      -------      --------      -----------      ---------
Class A Shares at NAV(2)                             (21.49)%     (2.59)%       6.70%              --              --
Class A Shares at POP(3)                             (26.00)      (3.74)        6.07               --              --
Class B Shares at NAV(2)                             (22.04)      (3.31)          --             5.79         7/21/94
Class B Shares with CDSC(4)                          (25.16)      (3.31)          --             5.79         7/21/94
Class C Shares at NAV(2)                             (22.04)         --           --           (33.79)         1/2/01
Class C Shares with CDSC(4)                          (22.04)         --           --           (33.79)         1/2/01
S&P 500 Index(6)                                     (15.11)       0.74         9.92           Note 8          Note 8
Russell Midcap Growth Index(7)                       (17.61)      (1.62)        7.43           Note 9          Note 9

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

(5) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges.

(6) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index's performance does not reflect sales charges.

 (7) The Russell Midcap Growth Index is an unmanaged commonly used measure of total return performance of mid-capitalization growth-oriented stocks. The index's performance does not reflect sales charges.

(8) Index performance is 10.39% for Class B (since 7/21/94) and (17.18)% for Class C (since 1/2/01), respectively.

(9) Index performance is 7.26% for Class B (since 7/21/94) and (23.03)% for Class C (since 1/2/01), respectively.

    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     GROWTH OF $10,000
                    PERIODS ENDING 10/31

                                                  PHOENIX-ENGEMANN
                                               AGGRESSIVE GROWTH FUND     RUSSELL MIDCAP GROWTH
                                                     CLASS A (5)                INDEX (7)             S&P 500 INDEX (6)
                                               ----------------------     ---------------------       -----------------
10/30/92                                               9425.00                  10000.00                  10000.00
10/29/93                                              10782.00                  11859.00                  11490.00
10/31/94                                              10823.00                  12161.00                  11942.00
10/31/95                                              14625.00                  15109.00                  15096.00
10/31/96                                              17175.00                  17820.00                  18749.00
10/31/97                                              20552.00                  22206.00                  24810.00
10/30/98                                              20631.00                  22746.00                  30273.00
10/29/99                                              36916.00                  31313.00                  38079.00
10/31/00                                              52752.00                  43424.00                  40383.00
10/31/01                                              22958.00                  24846.00                  30321.00
10/31/02                                              18026.00                  20470.00                  25741.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/92 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

                               Sector Weightings
                                   10/31/02

As a percentage of equity holdings

Information Technology                                                           34.00
Health-Care                                                                      28.00
Consumer Discretionary                                                           21.00
Industrials                                                                       8.00
Energy                                                                            6.00
Financials                                                                        3.00

Phoenix-Engemann Aggressive Growth Fund

TEN LARGEST EQUITY HOLDINGS AT OCTOBER 31, 2002 (AS A PERCENTAGE OF NET ASSETS)

  1  BEA Systems, Inc.                        3.6%
     Computer software designer
  2  AmerisourceBergen Corp.                  3.4%
     Wholesale pharmaceutical and
     health-care products distributor
  3  IDEC Pharmaceutical Corp.                3.1%
     Develops immune system
     pharmaceuticals
  4  Overture Services, Inc.                  3.1%
     Provides on-line search services
  5  Quest Diagnostics, Inc.                  2.5%
     Provides diagnostic laboratory
     testing
  6  Qlogic Corp.                             2.4%
     Manufactures and designs
     high-performance networking systems
  7  Family Dollar Stores, Inc.               2.2%
     Discount store chain
  8  Triad Hospitals, Inc.                    2.0%
     Provides a range of health and
     wellness services
  9  Bed, Bath & Beyond, Inc.                 2.0%
     Discount retailer of home products
     and domestics
 10  Intersil Corp. Class A                   1.9%
     Manufacturer of integrated circuits

                        INVESTMENTS AT OCTOBER 31, 2002


                                                SHARES       VALUE
                                              ----------  ------------
COMMON STOCKS--90.1%
ADVERTISING--1.9%
Lamar Advertising Co.(b)...................      100,000  $  3,394,000
AEROSPACE & DEFENSE--1.5%
Alliant Techsystems Inc.(b)................       20,000     1,203,000
Integrated Defense Technology, Inc.(b).....       50,000       701,500
Veridian Corp.(b)..........................       30,000       718,800
                                                          ------------
                                                             2,623,300
                                                          ------------

AIR FREIGHT & COURIERS--0.9%
Hunt (J.B.) Transport Services, Inc.(b)....       20,000       553,800
Pacer International, Inc.(b)...............       90,000     1,062,000
                                                          ------------
                                                             1,615,800
                                                          ------------

APPAREL RETAIL--0.5%
Mother's Work, Inc.(b).....................       25,000       900,750

APPLICATION SOFTWARE--5.1%
BEA Systems, Inc.(b).......................      800,000     6,471,200
Mercury Interactive Corp.(b)...............      100,000     2,637,000
                                                          ------------
                                                             9,108,200
                                                          ------------

BIOTECHNOLOGY--5.6%
Gilead Sciences Inc.(b)....................       25,000       868,500
IDEC Pharmaceutical Corp.(b)...............      120,000     5,522,400
MedImmune, Inc.(b).........................       70,000     1,788,500


                                                SHARES       VALUE
                                              ----------  ------------
BIOTECHNOLOGY--CONTINUED
Neurocrine Biosciences, Inc.(b)............       20,000  $    898,000
OSI Pharmaceuticals, Inc.(b)...............       50,000       866,000
                                                          ------------
                                                             9,943,400
                                                          ------------

BROADCASTING & CABLE TV--2.1%
Cumulus Media, Inc.(b).....................      100,000     1,714,000
Radio One, Inc. Class D(b).................      125,000     2,085,000
                                                          ------------
                                                             3,799,000
                                                          ------------

COMPUTER & ELECTRONICS RETAIL--0.6%
CDW Computers Centers, Inc.(b).............       20,000     1,060,400

COMPUTER STORAGE & PERIPHERALS--1.6%
EMC Corp.(b)...............................      200,000     1,022,000
Network Appliance, Inc.(b).................      200,000     1,794,200
                                                          ------------
                                                             2,816,200
                                                          ------------

DATA PROCESSING SERVICES--2.8%
The BISYS Group, Inc.(b)...................      150,000     2,685,000
Concord EFS, Inc.(b).......................      160,000     2,284,800
                                                          ------------
                                                             4,969,800
                                                          ------------

DIVERSIFIED COMMERCIAL SERVICES--2.1%
Corinthian Colleges, Inc.(b)...............       10,000       379,000
Corporate Executive Board Co. (The)(b).....      100,000     3,319,000
                                                          ------------
                                                             3,698,000
                                                          ------------

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund


                                                SHARES       VALUE
                                              ----------  ------------
DIVERSIFIED FINANCIAL SERVICES--3.1%
CIT Group, Inc.(b).........................       75,000  $  1,335,750
Lehman Brothers Holdings, Inc. ............       40,000     2,130,800
W.P. Stewart & Co. Ltd. ...................       50,000       907,000
American Capital Strategies Ltd. ..........       60,000     1,179,600
                                                          ------------
                                                             5,553,150
                                                          ------------
GENERAL MERCHANDISE STORES--2.7%
Dollar Tree Stores, Inc.(b)................       35,000       920,150
Family Dollar Stores, Inc. ................      125,000     3,848,750
                                                          ------------
                                                             4,768,900
                                                          ------------

HEALTH CARE DISTRIBUTORS & SERVICES--7.4%
Accredo Health, Inc.(b)....................       40,000     1,851,200
Advisory Board Co. (The)(b)................       30,000       961,500
Quest Diagnostics, Inc.(b) ................       70,000     4,468,100
AmerisourceBergen Corp. ...................       85,000     6,047,750
                                                          ------------
                                                            13,328,550
                                                          ------------

HEALTH CARE EQUIPMENT--0.4%
Healthetech, Inc.(b).......................      100,000       685,000
HEALTH CARE FACILITIES--3.4%
Province Healthcare Co.(b).................       60,000       783,000
Triad Hospitals, Inc.(b)...................      100,000     3,650,000
Univ Health Svcs-B(b)......................       20,000       969,600
HCA, Inc. .................................       15,000       652,350
                                                          ------------
                                                             6,054,950
                                                          ------------

HOME IMPROVEMENT RETAIL--0.6%
Kirkland's, Inc.(b)........................       60,000     1,047,000
INTERNET SOFTWARE & SERVICES--5.8%
Expedia Inc(b).............................       10,000       676,600
Overture Services, Inc.(b).................      200,000     5,506,000
Websense, Inc.(b)..........................      130,000     2,624,700
Yahoo!, Inc.(b)............................      100,000     1,492,000
                                                          ------------
                                                            10,299,300
                                                          ------------

IT CONSULTING & SERVICES--4.8%
Affiliated Computer Services, Inc.(b)......       40,000     1,842,000
Anteon International Corp.(b)..............       50,000     1,150,000
Cognizant Technology Solutions, Inc.(b)....       20,000     1,323,400
SunGard Data Systems, Inc.(b)..............      100,000     2,217,000
Titan Corp. (The)(b).......................      165,000     2,126,850
                                                          ------------
                                                             8,659,250
                                                          ------------


                                                SHARES       VALUE
                                              ----------  ------------
LEISURE PRODUCTS--1.3%
Leapfrog Enterprises, Inc.(b)..............       85,000  $  2,323,050
MANAGED HEALTH CARE--4.7%
Caremark Rx, Inc.(b).......................       50,000       885,000
First Health Group Corp.(b)................      125,000     3,247,500
Health Net, Inc.(b)........................       50,000     1,170,000
Wellpoint Health Networks, Inc.(b).........       40,000     3,008,400
                                                          ------------
                                                             8,310,900
                                                          ------------

MOVIES & ENTERTAINMENT--0.8%
Regal Entertainment Group A(b).............       75,000     1,447,500

NETWORKING EQUIPMENT--1.7%
Brocade Communications Systems, Inc.(b)....      200,000     1,374,000
McDATA Corp. Class A(b)....................      250,000     1,645,000
                                                          ------------
                                                             3,019,000
                                                          ------------

OIL & GAS DRILLING--2.6%
Patterson-UTI Energy, Inc.(b)..............       65,000     1,879,800
Pride International, Inc.(b)...............      100,000     1,388,000
ENSCO International, Inc...................       50,000     1,352,000
                                                          ------------
                                                             4,619,800
                                                          ------------

OIL & GAS EQUIPMENT & SERVICES--1.4%
BJ Services Co.(b).........................       20,000       606,600
Smith International, Inc.(b)...............       60,000     1,875,600
                                                          ------------
                                                             2,482,200
                                                          ------------

OIL & GAS EXPLORATION & PRODUCTION--1.4%
Evergreen Resources, Inc.(b)...............       50,000     2,056,500
Ultra Petroleum Corp.(b)...................       60,000       493,800
                                                          ------------
                                                             2,550,300
                                                          ------------

PHARMACEUTICALS--2.6%
Barr Laboratories, Inc.(b).................       10,000       588,300
King Pharmaceuticals, Inc.(b)..............       50,000       767,500
NPS Pharmaceuticals, Inc.(b)...............       50,000     1,299,000
SICOR, Inc.(b).............................      100,000     1,489,000
Allergan, Inc. ............................       10,000       544,500
                                                          ------------
                                                             4,688,300
                                                          ------------

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund


                                                SHARES       VALUE
                                              ----------  ------------
RESTAURANTS--4.2%
O Charleys, Inc.(b)........................       50,000  $    985,000
Panera Bread Co. Class A(b)................       60,000     1,950,000
Red Robin Gourmet Burgers(b)...............      200,000     1,854,000
Starbucks Corp.(b).........................      100,000     2,384,000
Darden Restaurants, Inc. ..................       20,000       379,600
                                                          ------------
                                                             7,552,600
                                                          ------------

SEMICONDUCTORS--8.8%
ChipPac, Inc. Class A(b)...................      300,000       795,300
Integrated Circuit Systems, Inc.(b)........      150,000     3,066,000
Intersil Corp. Class A(b)..................      200,000     3,398,000
Mervell Technology Group Ltd.(b)...........      200,000     3,242,000
QLogic Corp.(b)............................      125,000     4,351,250
Skyworks Solutions, Inc.(b)................      100,000       710,000
Xilinx, Inc.(b)............................       20,000       379,800
                                                          ------------
                                                            15,942,350
                                                          ------------

SPECIALTY STORES--5.2%
Bed, Bath & Beyond Inc.(b).................      100,000     3,546,000
CSK Auto Corp.(b)..........................      150,000     1,860,000
Dick's Sporting Goods Inc(b)...............       80,000     1,312,000
Office Depot, Inc.(b)......................       50,000       719,500
Rent-A-Center, Inc.(b).....................       40,000     1,774,000
                                                          ------------
                                                             9,211,500
                                                          ------------

SYSTEMS SOFTWARE--1.6%
Network Associates, Inc.(b)................      100,000     1,589,000
VERITAS Software Corp.(b)..................       80,000     1,220,000
                                                          ------------
                                                             2,809,000
                                                          ------------

TELECOMMUNICATIONS EQUIPMENT--0.9%
Advanced Fibre Communications, Inc.(b).....       50,000       808,950
UTStarcom, Inc.(b).........................       50,000       854,000
                                                          ------------
                                                             1,662,950
                                                          ------------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $152,906,664)                             160,944,400
----------------------------------------------------------------------

FOREIGN COMMON STOCKS--2.7%

APPLICATION SOFTWARE--0.6%
Precise Software Solutions Ltd.
  (Israel)(b)..............................      100,000     1,160,000


                                                SHARES       VALUE
                                              ----------  ------------
OIL & GAS DRILLING--0.5%
Nabors Industries Ltd. (Bermuda)(b)........       25,000  $    874,250
PHARMACEUTICALS--1.6%
Teva Pharmaceutical Industries Ltd. ADR
  (Israel).................................       35,000     2,710,050
----------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $4,310,754)                                 4,744,300
----------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS--0.0%

TELECOMMUNICATIONS EQUIPMENT--0.0%
Metro Optix, Inc. Series B
  Pfd.(b)(c)(e)(f).........................      176,768        54,798
----------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(IDENTIFIED COST $1,750,003)                                    54,798
----------------------------------------------------------------------
                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)
                                   -----------   ----------
CONVERTIBLE BONDS--0.0%

TELECOMMUNICATIONS EQUIPMENT--0.0%
Kestrel Solutions, Inc. Cv. 144A
  5.50%, 7/15/05(c)(d)(e)(f)......   NR          $    1,000        55,000
-------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $1,000,000)                                       55,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--92.8%
(IDENTIFIED COST $159,967,421)                                165,798,498
-------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS--7.7%

COMMERCIAL PAPER--7.7%
Preferred Receivables Funding
  Corp. 1.77%, 11/1/02............   A-1              3,455     3,455,001

Enterprise Funding Corp 1.75%,
11/4/02...........................  A-1+                434       433,937

UBS Finance (DE), Inc. 1.77%,
11/6/02...........................  A-1+              2,435     2,434,401

Wal-Mart Stores 1.77%, 11/7/02....  A-1+                565       564,833

Enterprise Funding Corp 1.80%,
11/12/02..........................  A-1+              2,760     2,758,482

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)        VALUE
                                   -----------   ----------  ------------
COMMERCIAL PAPER--CONTINUED
Verizon Network Funding 1.95%,
11/15/02..........................  A-1+         $      213  $    212,845

CIT Group, Inc.
1.75%, 11/19/02...................   A-1                185       184,838

ABSC Capital Corp. 1.75%,
11/20/02..........................   A-1              2,500     2,497,781

Bavaria Universal Funding Corp.
1.88%, 12/20/02...................   A-1              1,140     1,137,297
-------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $13,679,104)                                  13,679,415
-------------------------------------------------------------------------

TOTAL INVESTMENTS--100.5%
(IDENTIFIED COST $173,646,525)                                179,477,913(a)
Other assets and liabilities, net--(0.5%)                        (917,764)
                                                             ------------
NET ASSETS--100.0%                                           $178,560,149
                                                             ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $21,550,780 and gross depreciation of $17,305,153 for federal income tax purposes. At October 31, 2002, the aggregate cost of securities for federal income tax purposes was $175,232,286.
(b) Non-income producing.
(c) Private placement.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2002, these securities amounted to a value of $55,000 or .03% of net assets.
(e) Illiquid. At October 31, 2002, these securities amounted to a value of $109,798 or 0.06% of net assets.
(f) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At October 31, 2002, these securities, which are included in illiquid securities above, amounted to $109,798 or 0.06% of net assets.
                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2002

ASSETS
Investment securities at value,
 including $3,177,942 of securities on loan
 (Identified cost $173,646,525)                        $179,477,913
Short-term investments held as collateral for loaned
 securities                                               3,310,006
Cash                                                          3,401
Receivables
 Investment securities sold                               1,320,380
 Fund shares sold                                           144,857
 Interest and dividends                                      17,391
 Other receivables                                           35,964
Prepaid expenses                                              3,878
                                                       ------------
   Total assets                                         184,313,790
                                                       ------------
LIABILITIES
Payables
 Collateral on securities loaned                          3,310,006
 Investment securities purchased                          1,890,335
 Fund shares repurchased                                    184,917
 Investment advisory fee                                    118,188
 Transfer agent fee                                         121,654
 Distribution fee                                            46,924
 Financial agent fee                                         15,080
 Trustees' fee                                                5,200
 Payable to adviser                                              68
Accrued expenses                                             61,269
                                                       ------------
   Total liabilities                                      5,753,641
                                                       ------------
NET ASSETS                                             $178,560,149
                                                       ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest       $329,104,673
Accumulated net realized loss                          (156,375,912)
Net unrealized appreciation                               5,831,388
                                                       ------------
NET ASSETS                                             $178,560,149
                                                       ============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $159,766,894)                                           16,074,066
Net asset value per share                                     $9.94
Offering price per share $9.94/(1-5.75%)                     $10.55
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $18,470,275)                                             2,016,211
Net asset value and offering price per share                  $9.16
CLASS C
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets $322,980)        35,276
Net asset value and offering price per share                  $9.16

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME
Interest                                                $    390,649
Dividends                                                    278,295
Security lending                                              40,010
Foreign taxes withheld                                        (3,983)
                                                        ------------
   Total investment income                                   704,971
                                                        ------------
EXPENSES
Investment advisory fee                                    2,040,832
Distribution fee, Class A                                    556,632
Distribution fee, Class B                                    258,607
Distribution fee, Class C                                      3,403
Financial agent fee                                          225,281
Transfer agent                                               651,189
Printing                                                      62,766
Custodian                                                     39,581
Registration                                                  34,323
Professional                                                  32,643
Trustees                                                      26,611
Miscellaneous                                                 17,533
                                                        ------------
   Total expenses                                          3,949,401
   Custodian fees paid indirectly                             (1,145)
                                                        ------------
   Net expenses                                            3,948,256
                                                        ------------
NET INVESTMENT LOSS                                       (3,243,285)
                                                        ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on securities                          (28,557,417)
Net change in unrealized depreciation on investments     (18,233,072)
                                                        ------------
NET LOSS ON INVESTMENTS                                  (46,790,489)
                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $(50,033,774)
                                                        ============

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended       Year Ended
                                                                10/31/02         10/31/01
                                                              -------------    -------------
FROM OPERATIONS
 Net investment income (loss)                                 $  (3,243,285)   $  (2,945,368)
 Net realized gain (loss)                                       (28,557,417)    (127,818,492)
 Net change in unrealized appreciation (depreciation)           (18,233,072)    (253,705,211)
                                                              -------------    -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   (50,033,774)    (384,469,071)
                                                              -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net realized long-term gains, Class A                                   --      (40,496,417)
 Net realized long-term gains, Class B                                   --       (4,568,282)
                                                              -------------    -------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS               --      (45,064,699)
                                                              -------------    -------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (1,783,444 and 3,255,371
   shares, respectively)                                         22,219,151       62,077,180
 Net asset value of shares issued from reinvestment of
   distributions (0 and 1,812,114 shares, respectively)                  --       38,054,382
 Cost of shares repurchased (5,471,981 and 4,776,406 shares,
   respectively)                                                (68,309,645)     (85,502,086)
                                                              -------------    -------------
Total                                                           (46,090,494)      14,629,476
                                                              -------------    -------------
CLASS B
 Proceeds from sales of shares (272,478 and 695,573 shares,
   respectively)                                                  3,117,855       12,166,209
 Net asset value of shares issued from reinvestment of
   distributions (0 and 218,877 shares, respectively)                    --        4,296,135
 Cost of shares repurchased (648,398 and 658,365 shares,
   respectively)                                                 (7,146,620)     (10,686,934)
                                                              -------------    -------------
Total                                                            (4,028,765)       5,775,410
                                                              -------------    -------------
CLASS C
 Proceeds from sales of shares (15,735 and 23,906 shares,
   respectively)                                                    190,873          388,264
 Cost of shares repurchased (3,884 and 481 shares,
   respectively)                                                    (43,187)          (8,460)
                                                              -------------    -------------
Total                                                               147,686          379,804
                                                              -------------    -------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS      (49,971,573)      20,784,690
                                                              -------------    -------------
 NET INCREASE (DECREASE) IN NET ASSETS                         (100,005,347)    (408,749,080)
NET ASSETS
 Beginning of period                                            278,565,496      687,314,576
                                                              -------------    -------------
 END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
   INCOME OF $0 AND $0, RESPECTIVELY]                         $ 178,560,149    $ 278,565,496
                                                              =============    =============

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31
                                                            ---------------------------------------------------------------------
                                                             2002(7)            2001           2000           1999           1998
Net asset value, beginning of period                          $12.66          $31.99         $24.54         $13.72         $17.20
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                  (0.15)(2)       (0.12)(2)      (0.14)(2)      (0.08)(2)      (0.03)
 Net realized and unrealized gain (loss)                       (2.57)         (17.12)         10.50          10.90           0.04
                                                                ----            ----           ----           ----           ----
     TOTAL FROM INVESTMENT OPERATIONS                          (2.72)         (17.24)         10.36          10.82           0.01
                                                                ----            ----           ----           ----           ----
LESS DISTRIBUTIONS
 Dividends from net investment income                             --              --             --             --          (0.03)
 Distributions from net realized gains                            --           (2.09)         (2.91)            --          (3.46)
                                                                ----            ----           ----           ----           ----
     TOTAL DISTRIBUTIONS                                          --           (2.09)         (2.91)            --          (3.49)
                                                                ----            ----           ----           ----           ----
Change in net asset value                                      (2.72)         (19.33)          7.45          10.82          (3.48)
                                                                ----            ----           ----           ----           ----
NET ASSET VALUE, END OF PERIOD                                 $9.94          $12.66         $31.99         $24.54         $13.72
                                                                ----            ----           ----           ----           ----
                                                                ----            ----           ----           ----           ----
Total return(1)                                               (21.49)%        (56.48)%        42.90%         78.94%          0.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $159,767        $250,174       $622,964       $378,427       $222,149
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                             1.51%(4)        1.36%(4)       1.13%(4)       1.19%(3)       1.21%
 Net investment income                                         (1.22)%         (0.64)%        (0.43)%        (0.41)%        (0.18)%
Portfolio turnover rate                                          172%            183%           158%           167%           176%

                                                          CLASS B                                             CLASS C
                               -------------------------------------------------------------      -------------------------------
                                                                                                                        FROM
                                                   YEAR ENDED OCTOBER 31                          YEAR ENDED         INCEPTION
                               -------------------------------------------------------------      OCTOBER 31,        1/3/01 TO
                               2002(7)           2001         2000         1999         1998         2002             10/31/01
Net asset value, beginning
 of period                      $11.75         $30.13       $23.40       $13.18       $16.76         $11.75            $19.48
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income
   (loss)                        (0.23)(2)      (0.24)(2)    (0.38)(2)    (0.22)(2)    (0.12)         (0.22)(2)         (0.20)(2)
 Net realized and
   unrealized gain (loss)        (2.36)        (16.05)       10.02        10.44         0.03          (2.37)            (7.53)
                                  ----           ----         ----         ----         ----         ------          --------
     TOTAL FROM INVESTMENT
       OPERATIONS                (2.59)        (16.29)        9.64        10.22        (0.09)         (2.59)            (7.73)
                                  ----           ----         ----         ----         ----         ------          --------
LESS DISTRIBUTIONS
 Dividends from net
   investment income                --             --           --           --        (0.03)            --                --
 Distributions from net
   realized gains                   --          (2.09)       (2.91)          --        (3.46)            --
                                  ----           ----         ----         ----         ----         ------          --------
     TOTAL DISTRIBUTIONS            --          (2.09)       (2.91)          --        (3.49)            --                --
                                  ----           ----         ----         ----         ----         ------          --------
Change in net asset value        (2.59)        (18.38)        6.73        10.22        (3.58)         (2.59)            (7.73)
                                  ----           ----         ----         ----         ----         ------          --------
NET ASSET VALUE, END OF
 PERIOD                          $9.16         $11.75       $30.13       $23.40       $13.18          $9.16            $11.75
                                  ----           ----         ----         ----         ----         ------          --------
                                  ----           ----         ----         ----         ----         ------          --------
Total return(1)                 (22.04)%       (56.84)%      41.89%       77.54%       (0.28)%       (22.04)%          (39.62)%(6)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (thousands)                   $18,470        $28,116      $64,351      $27,334      $14,157           $323              $275
RATIO TO AVERAGE NET ASSETS
 OF:
 Operating expenses               2.26%(4)       2.11%(4)     1.88%(4)     1.94%(3)     1.96%          2.27%(4)          2.16%(4)(5)
 Net investment income           (1.98)%        (1.40)%      (1.20)%      (1.16)%      (0.93)%        (1.98)%           (1.41)%(5)
Portfolio turnover rate            172%           183%         158%         167%         176%           172%              183%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.18% and 1.93% for Class A and Class B, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) Annualized.
(6) Not Annualized.
(7) As required, effective November 1, 2001 the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net asset from (1.97)% to (1.98)% for Class B. There was no effect to net investment income (loss) per share or to net realized and unrealized gain (loss) per share for Class A, B, or C. Per share ratios and data for prior periods have not been restated to reflect this change.
                       See Notes to Financial Statements

PHOENIX-ENGEMANN CAPITAL GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, GRETCHEN LASH, CFA, JOHN TILSON, CFA AND SCOTT SWANSON, CFA

Q: What is the fund's investment objective?

A:  The fund's investment objective is long-term capital appreciation.

Q: How did the fund perform over the last 12-months?

A: For the fiscal year ended October 31, 2002, Class A shares declined 13.59% and Class B shares fell 14.34% versus a loss of 15.11% for the S&P 500 Index(1) and 15.03% for the S&P Barra Growth Index.(2) All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results.

Q: What factors affected performance last year?

A: Strength in consumer spending last year led to better relative returns for the consumer stocks in the portfolio. Specifically, our overweight position in media stocks benefited from the stronger-than-expected rebound in advertising spending. Additionally, our retail stocks performed well as retail sales remained positive. In particular, Lowe's performed well as many consumers who refinanced mortgages reinvested some of the proceeds back into their homes through various home improvement projects.

Q: What is your near-term outlook for the market?

A: We expect corporate profit growth to accelerate during the final three months of 2002, and we believe we may see a moderate jump in capital spending as well. Such a jump would be in response to recently announced lower interest rates by the Federal Reserve and a change in the tax code relating to depreciation schedules. Additionally, we believe the consumer remains in solid shape as real wages rise, employment remains stable and refinancing trends remain positive. With this backdrop, we believe the equity markets will perform well as confidence in the long-term growth of corporate profits increases.

     We project that S&P corporate profits will grow in the 7%-10% range for the next few years, which is back in line with historic inflation-adjusted levels. The high growth of the late 1990s was the aberration -- and, as we have found out, was not entirely real. We believe the companies in your portfolios will grow at a much faster rate, probably in the 11%-14% range when all is said and done. As far as the market goes, we do believe we are through the downturn. As we have always said, in the long run, the market follows earnings. Over the past couple of quarters, earnings have turned positive and now are accelerating. Moreover, many of the heavy clouds of worry have lifted, albeit only moderately so far. Finally, according to Mr. Greenspan's model, the market is still undervalued by over 25%. So our outlook is pretty optimistic. We are not forecasting a return to the boom years, but we do believe we are through the worst and are back on track to deliver a steadier stream of growth going forward.

                                                                November 7, 2002

(1) The S&P 500 Index measures broad stock market total-return performance.

(2) The S&P Barra Growth Index measures total return performance of companies with lower book-to-price ratios.
    The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

Phoenix-Engemann Capital Growth Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 10/31/02

                                                                                            INCEPTION       INCEPTION
                                                    1 YEAR      5 YEARS      10 YEARS      TO 10/31/02        DATE
                                                    ------      -------      --------      -----------      ---------
Class A Shares at NAV(2)                            (13.59)%     (6.82)%       3.29%             --               --
Class A Shares at POP(3)                            (18.56)      (7.92)        2.68              --               --
Class B Shares at NAV(2)                            (14.34)      (7.53)          --            2.54%         7/15/94
Class B Shares with CDSC(4)                         (17.77)      (7.53)          --            2.54          7/15/94
S&P 500 Index(6)                                    (15.11)       0.74         9.92           10.32          7/15/94
S&P Barra Growth Index(7)                           (15.03)       0.62         9.51           11.32          7/15/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

(5) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B shares will vary due to differing sales charges.

(6) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index's performance does not reflect sales charges.

(7) The S&P Barra Growth Index is a measure of total return performance of companies with lower book-to-price ratios.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     GROWTH OF $10,000
                    PERIODS ENDING 10/31

                                               PHOENIX-ENGEMANN CAPITAL                             S&P BARRA GROWTH INDEX
                                                GROWTH FUND CLASS A(5)       S&P 500 INDEX(6)                 (7)
                                               ------------------------      ----------------       ----------------------
10/30/92                                                9425.00                  10000.00                  10000.00
10/29/93                                               10103.60                  11490.00                  10582.00
10/31/94                                               10312.00                  11941.90                  11162.00
10/31/95                                               12777.40                  15096.00                  14478.00
10/31/96                                               14865.20                  18749.30                  17912.00
10/31/97                                               18552.90                  24810.20                  24058.00
10/30/98                                               20827.40                  30272.60                  31768.00
10/29/99                                               27025.10                  38078.70                  41797.00
10/31/00                                               29844.70                  40383.10                  42662.00
10/31/01                                               15083.20                  30321.50                  29199.00
10/31/02                                               13033.40                  25741.00                  24810.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/92 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

                               Sector Weightings
                                   10/31/02

As a percentage of equity holdings

Financials                                                                       23.00
Consumer Discretionary                                                           22.00
Health-Care                                                                      20.00
Information Technology                                                           16.00
Consumer Staples                                                                 12.00
Industrials                                                                       7.00

Phoenix-Engemann Capital Growth Fund

    TEN LARGEST HOLDINGS AT OCTOBER 31, 2002 (AS A PERCENTAGE OF NET ASSETS)

 1.  Pfizer, Inc.                             5.5%
     Manufactures and distributes
     pharmaceuticals and beauty products
 2.  Medtronic, Inc.                          4.9%
     Medical technology company
 3.  American Express Co.                     4.4%
     Travel-related and financial
     services provider
 4.  SLM Corp.                                4.4%
     Private source of funding and
     servicing higher education loans
 5.  Johnson & Johnson                        3.9%
     Manufactures and distributes
     health-care products
 6.  Automatic Data Processing, Inc.          3.8%
     Provides data processing outsourcing
     services
 7.  Viacom, Inc. Class B                     3.6%
     Global media company
 8.  Freddie Mac                              3.6%
     Government-backed mortgage company
 9.  PepsiCo, Inc.                            3.5%
     Snack food and soft drink
     distributor
10.  Amgen, Inc.                              3.5%
     Research and development of
     biological products

                        INVESTMENTS AT OCTOBER 31, 2002


                                               SHARES       VALUE
                                              ---------  ------------
COMMON STOCKS--94.5%

AIR FREIGHT & COURIERS--2.4%
United Parcel Service, Inc. Class B.........    340,000  $ 20,403,400
APPLICATION SOFTWARE--1.0%
Intuit, Inc.(b).............................    170,000     8,826,400

BANKS--2.2%
Wells Fargo & Co............................    380,000    19,178,600

BIOTECHNOLOGY--5.0%
Amgen, Inc.(b)..............................    640,000    29,798,400
Genentech, Inc.(b)..........................    390,000    13,295,100
                                                         ------------
                                                           43,093,500
                                                         ------------

BROADCASTING & CABLE TV--1.4%
Univision Communications, Inc. Class A(b)...    460,000    11,918,600

COMPUTER HARDWARE--1.1%
Dell Computer Corp.(b)......................    320,000     9,155,200

CONSUMER FINANCE--2.0%
MBNA Corp. .................................    832,500    16,908,075

DATA PROCESSING SERVICES--3.8%
Automatic Data Processing, Inc. ............    770,000    32,748,100

DEPARTMENT STORES--2.2%
Kohl's Corp.(b).............................    325,000    18,996,250


                                               SHARES       VALUE
                                              ---------  ------------

DIVERSIFIED FINANCIAL SERVICES--17.6%
State Street Corp. .........................    640,000  $ 26,476,800
Citigroup, Inc. ............................    490,000    18,105,500
Freddie Mac.................................    500,000    30,790,000
SLM Corp. ..................................    370,000    38,013,800
American Express Co. .......................  1,050,000    38,188,500
                                                         ------------
                                                          151,574,600
                                                         ------------

DRUG RETAIL--2.4%
Walgreen Co. ...............................    605,000    20,418,750

FOOD DISTRIBUTORS--2.6%
Sysco Corp. ................................    720,000    22,809,600

GENERAL MERCHANDISE STORES--4.3%
Costco Wholesale Corp.(b)...................    385,000    13,063,050
Wal-Mart Stores, Inc. ......................    445,000    23,829,750
                                                         ------------
                                                           36,892,800
                                                         ------------

HEALTH CARE EQUIPMENT--4.9%
Medtronic, Inc. ............................    950,000    42,560,000

HOME IMPROVEMENT RETAIL--3.4%
Lowe's Cos., Inc. ..........................    700,000    29,211,000

HOTELS--2.0%
Carnival Corp. .............................    655,000    17,108,600

HOUSEHOLD PRODUCTS--2.5%
Colgate-Palmolive Co. ......................    400,000    21,992,000

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund


                                               SHARES       VALUE
                                              ---------  ------------
MOVIES & ENTERTAINMENT--6.6%
Fox Entertainment Group, Inc. Class A(b)....  1,075,000  $ 26,240,750
Viacom, Inc. Class B(b).....................    695,000    31,003,950
                                                         ------------
                                                           57,244,700
                                                         ------------

NETWORKING EQUIPMENT--2.6%
Cisco Systems, Inc.(b)......................  1,980,000    22,136,400

PHARMACEUTICALS--9.4%
Pfizer, Inc. ...............................  1,500,000    47,655,000
Johnson & Johnson...........................    565,000    33,193,750
                                                         ------------
                                                           80,848,750
                                                         ------------

RESTAURANTS--1.0%
Starbucks Corp.(b)..........................    355,000     8,463,200

SEMICONDUCTOR EQUIPMENT--1.2%
Applied Materials, Inc.(b)..................    715,000    10,746,450

SEMICONDUCTORS--3.4%
Intel Corp. ................................  1,235,000    21,365,500
Texas Instruments, Inc. ....................    520,000     8,247,200
                                                         ------------
                                                           29,612,700
                                                         ------------

SOFT DRINKS--3.5%
PepsiCo, Inc. ..............................    690,000    30,429,000

SYSTEMS SOFTWARE--6.0%
Microsoft Corp.(b)..........................    535,000    28,606,450
Oracle Corp.(b).............................  2,255,000    22,978,450
                                                         ------------
                                                           51,584,900
---------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $816,522,073)                            814,861,575
---------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--94.5%
(IDENTIFIED COST $816,522,073)                            814,861,575
---------------------------------------------------------------------
                                     STANDARD
                                     & POOR'S       PAR
                                      RATING       VALUE
                                    (Unaudited)    (000)       VALUE
                                    -----------  ---------  ------------
SHORT-TERM OBLIGATIONS--5.7%

COMMERCIAL PAPER--5.1%
BellSouth Corporation 1.90%,
  11/1/02..........................    A-1       $   1,385  $  1,385,000

                                     STANDARD
                                     & POOR'S       PAR
                                      RATING       VALUE
                                    (Unaudited)    (000)       VALUE
                                    -----------  ---------  ------------
COMMERCIAL PAPER--CONTINUED

Delaware Funding Corp 1.90%,
11/1/02............................   A-1+       $   3,065  $  3,065,000

Private Export Funding Corp. 1.80%,
11/1/02............................   A-1+           3,000     3,000,000

Executive Jet, Inc. 1.77%,
11/4/02............................   A-1+           3,725     3,724,451

General Electric Capital Corp
1.76%, 11/4/02.....................   A-1+           2,945     2,944,568

Kraft Foods, Inc. 1.77%, 11/5/02...    A-1           5,565     5,563,905

Enterprise Funding Corp 1.80%,
11/6/02............................   A-1+           2,510     2,509,373

CIT Group, Inc. 1.82%, 11/7/02.....    A-1           3,000     2,999,071

Gannett Co, Inc. 1.80%, 11/7/02....    A-1           1,000       999,700

Receivables Capital Corp. 1.81%,
11/7/02............................   A-1+           1,887     1,886,431

Harley-Davidson Funding 1.76%,
11/8/02............................    A-1           3,000     2,998,973

Household Finance Corp. 1.76%,
11/13/02...........................    A-2           2,165     2,163,688

ABSC Capital Corp. 1.75%,
11/18/02...........................    A-1           2,000     1,998,347

ABSC Capital Corp. 1.83%,
11/18/02...........................    A-1           3,000     2,997,408

CIT Group, Inc. 1.80%, 12/3/02.....    A-1             455       454,232

CIT Group, Inc. 1.78%, 12/5/02.....    A-1           3,000     2,994,738

Bavaria Universal Funding 1.80%,
1/6/03.............................    A-1           1,821     1,815,658

CIT Group, Inc. 1.80%, 1/24/03.....    A-1             465       463,242
                                                            ------------
                                                              43,963,785
                                                            ------------

FEDERAL AGENCY SECURITIES--0.1%
Fannie Mae 2.28%, 2/7/03...........    AAA           1,015     1,010,856

MEDIUM-TERM NOTES--0.5%
Pitney Bowes Credit Corp 5.65%,
  1/15/03..........................    AA              650       654,642

Associates Corp. of North America
6%, 4/15/03........................    AA-              85        86,641

Wal-Mart Stores, Inc. 4.625%,
4/15/03............................    AA              375       379,284

BellSouth Telecommunications 6.25%,
5/15/03............................    A+            1,327     1,355,537

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                                     STANDARD
                                     & POOR'S       PAR
                                      RATING       VALUE
                                    (Unaudited)    (000)       VALUE
                                    -----------  ---------  ------------
MEDIUM-TERM NOTES--CONTINUED
Bank of America Corp. 6.875%,
6/1/03.............................     A        $     435  $    447,707

Associates Corp. of North America
5.78%, 9/15/03.....................    AA-             100       103,625

General Electronic Capital Corp.
8.20%, 10/30/03....................    AAA           1,000     1,062,386

Associates Corp of North America
5.75%, 11/1/03.....................    AA-             285       296,667
                                                            ------------
                                                               4,386,489
------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $49,354,883)                                 49,361,130
------------------------------------------------------------------------

TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $865,876,956)                               864,222,705(a)
Other assets and liabilities, net--(0.2%)                     (1,665,716)
                                                            ------------
NET ASSETS--100.0%                                          $862,556,989
                                                            ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $80,845,058 and gross depreciation of $82,499,309 for federal income tax purposes. At October 31, 2002, the aggregate cost of securities for federal income tax purposes was $865,876,956.
(b) Non-income producing.
                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2002

ASSETS
Investment securities at value, (Identified cost
 $865,876,956)                                        $  864,222,705
Cash                                                             555
Receivables
 Dividends and interest                                      545,685
 Fund shares sold                                            271,228
Prepaid expenses                                              17,262
                                                      --------------
   Total assets                                          865,057,435
                                                      --------------
LIABILITIES
Payables
 Fund shares repurchased                                   1,097,087
 Transfer agent fee                                          544,926
 Investment advisory fee                                     493,309
 Distribution fee                                            192,782
 Financial agent fee                                          33,873
 Trustees' fee                                                 5,200
 Payable to advisor                                              742
Accrued expenses                                             132,527
                                                      --------------
   Total liabilities                                       2,500,446
                                                      --------------
NET ASSETS                                            $  862,556,989
                                                      ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest      $1,358,154,374
Accumulated net realized loss                           (493,943,134)
Net unrealized depreciation                               (1,654,251)
                                                      --------------
NET ASSETS                                            $  862,556,989
                                                      ==============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $835,713,368)                                            70,302,645
Net asset value per share                                     $11.89
Offering price per share $11.89/(1-5.75%)                     $12.62
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $26,843,621)                                              2,402,131
Net asset value and offering price per share                  $11.17

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME
Dividends                                              $   7,549,475
Interest                                                   1,001,244
Security lending                                              16,197
Foreign taxes withheld                                        (2,651)
                                                       -------------
   Total investment income                                 8,564,265
                                                       -------------
EXPENSES
Investment advisory fee                                    7,603,300
Distribution fee, Class A                                  2,651,097
Distribution fee, Class B                                    363,058
Financial agent fee                                          437,856
Transfer agent                                             2,926,827
Printing                                                     213,861
Custodian                                                     86,746
Professional                                                  44,448
Registration                                                  30,954
Trustees                                                      26,611
Miscellaneous                                                 50,558
                                                       -------------
   Total expenses                                         14,435,316
   Custodian fees paid indirectly                             (1,588)
                                                       -------------
   Net expenses                                           14,433,728
                                                       -------------
NET INVESTMENT LOSS                                       (5,869,463)
                                                       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                          (97,602,044)
Net change in unrealized depreciation on investments     (37,420,032)
                                                       -------------
NET LOSS ON INVESTMENTS                                 (135,022,076)
                                                       -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   $(140,891,539)
                                                       =============

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended        Year Ended
                                                                 10/31/02          10/31/01
                                                              --------------    ---------------
FROM OPERATIONS
 Net investment income (loss)                                 $   (5,869,463)   $    (8,453,162)
 Net realized gain (loss)                                        (97,602,044)      (393,747,092)
 Net change in unrealized appreciation (depreciation)            (37,420,032)      (954,559,048)
                                                              --------------    ---------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   (140,891,539)    (1,356,759,302)
                                                              ==============    ===============
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net realized long-term gains, Class A                                    --       (145,874,339)
 Net realized long-term gains, Class B                                    --         (5,484,185)
                                                              --------------    ---------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                --       (151,358,524)
                                                              ==============    ===============
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (3,273,141 and 2,841,558
   shares, respectively)                                          41,606,341         54,155,750
 Net asset value of shares issued from reinvestment of
   distributions (0 and 6,535,432 shares, respectively)                   --        142,995,597
 Cost of shares repurchased (20,078,145 and 18,227,328
   shares, respectively)                                        (268,958,568)      (338,821,403)
                                                              --------------    ---------------
Total                                                           (227,352,227)      (141,670,056)
                                                              --------------    ---------------
CLASS B
 Proceeds from sales of shares (242,552 and 309,250 shares,
   respectively)                                                   3,140,002          5,670,750
 Net asset value of shares issued from reinvestment of
   distributions (0 and 260,338 shares, respectively)                     --          5,430,741
 Cost of shares repurchased (1,050,080 and 964,507 shares,
   respectively)                                                 (13,172,388)       (17,134,239)
                                                              --------------    ---------------
Total                                                            (10,032,386)        (6,032,748)
                                                              --------------    ---------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS      (237,384,613)      (147,702,804)
                                                              --------------    ---------------
 NET INCREASE (DECREASE) IN NET ASSETS                          (378,276,152)    (1,655,820,630)
NET ASSETS
 Beginning of period                                           1,240,833,141      2,896,653,771
                                                              --------------    ---------------
 END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
   INCOME OF $0 AND $0, RESPECTIVELY]                         $  862,556,989    $ 1,240,833,141
                                                              ==============    ===============

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                                              Year Ended October 31
                                                 --------------------------------------------------------------------------------
                                                  2002(5)              2001              2000              1999              1998
Net asset value, beginning of period               $13.76            $29.14            $29.61            $24.95            $27.83
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)(2)                    (0.07)            (0.08)            (0.12)            (0.06)            (0.06)
 Net realized and unrealized gain (loss)            (1.80)           (13.76)             3.35              7.06              2.73
                                                     ----              ----              ----              ----              ----
     TOTAL FROM INVESTMENT OPERATIONS               (1.87)           (13.84)             3.23              7.00              2.67
                                                     ----              ----              ----              ----              ----
LESS DISTRIBUTIONS
 Distributions from net realized gains                 --             (1.54)            (3.70)            (2.39)            (5.55)
                                                     ----              ----              ----              ----              ----
     TOTAL DISTRIBUTIONS                               --             (1.54)            (3.70)            (2.39)            (5.55)
                                                     ----              ----              ----              ----              ----
Capital contribution from Adviser                      --                --                --              0.05                --
                                                     ----              ----              ----              ----              ----
Change in net asset value                           (1.87)           (15.38)            (0.47)             4.66             (2.88)
                                                     ----              ----              ----              ----              ----
NET ASSET VALUE, END OF PERIOD                     $11.89            $13.76            $29.14            $29.61            $24.95
                                                     ----              ----              ----              ----              ----
                                                     ----              ----              ----              ----              ----
Total return(1)                                    (13.59)%          (49.46)%           10.43%            29.76%(3)         12.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $835,713        $1,198,984        $2,796,095        $2,819,742        $2,434,217
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                  1.29%(4)          1.17%(4)          1.06%(4)          1.07%(4)          1.08%
 Net investment income                              (0.51)%           (0.42)%           (0.39)%           (0.23)%           (0.22)%
Portfolio turnover rate                               109%               63%               75%              100%              110%

                                                                                    CLASS B
                                               ----------------------------------------------------------------------------------
                                                                             Year Ended October 31
                                               ----------------------------------------------------------------------------------
                                                  2002(5)              2001              2000              1999              1998
Net asset value, beginning of period               $13.04            $27.90            $28.68            $24.40            $27.51
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)(2)                    (0.16)            (0.22)            (0.34)            (0.26)            (0.24)
 Net realized and unrealized gain (loss)            (1.71)           (13.10)             3.26              6.88              2.68
                                                     ----              ----              ----              ----              ----
     TOTAL FROM INVESTMENT OPERATIONS               (1.87)           (13.32)             2.92              6.62              2.44
                                                     ----              ----              ----              ----              ----
LESS DISTRIBUTIONS
 Distributions from net realized gains                 --             (1.54)            (3.70)            (2.39)            (5.55)
                                                     ----              ----              ----              ----              ----
     TOTAL DISTRIBUTIONS                               --             (1.54)            (3.70)            (2.39)            (5.55)
                                                     ----              ----              ----              ----              ----
Capital contribution from Adviser                      --                --                --              0.05                --
                                                     ----              ----              ----              ----              ----
Change in net asset value                           (1.87)           (14.86)            (0.78)             4.28             (3.11)
                                                     ----              ----              ----              ----              ----
NET ASSET VALUE, END OF PERIOD                     $11.17            $13.04            $27.90            $28.68            $24.40
                                                     ----              ----              ----              ----              ----
                                                     ----              ----              ----              ----              ----
Total return(1)                                    (14.34)%          (49.82)%            9.61%            28.80%(3)         11.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $26,844           $41,849          $100,558           $97,963           $76,060
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                  2.05%(4)          1.92%(4)          1.81%(4)          1.82%(4)          1.83%
 Net investment income (loss)                       (1.26)%           (1.16)%           (1.14)%           (0.99)%           (0.97)%
Portfolio turnover rate                               109%               63%               75%              100%              110%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.
(3) Total return includes the effect of the capital contribution from the Adviser. Without this contribution, total return would have been 29.54% and 28.58% for Class A and Class B, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease the ratio of net investment income to average net assets from (0.50)% to (0.51)% for Class A and from (1.25)% to (1.26)% for Class B, respectively. There was no effect on net investment income (loss) per share and net realized and unrealized gain
    (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
                       See Notes to Financial Statements

PHOENIX-GOODWIN HIGH YIELD FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, TIMOTHY NORMAN, CFA

Q: What is the fund's investment objective?

A: The fund's primary investment objective is high current income, with a secondary objective of capital growth.

     The fund invests in U.S. high yield corporate bonds as well as government and corporate bonds issued by foreign countries. The fund is suitable for aggressive investors who seek high current income or who wish to diversify their portfolios. Investors should note that high yield bonds generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower yielding bonds. Also, foreign investments pose added risks, such as currency fluctuation and political and economic uncertainty.

Q: How did the fund perform over the last fiscal year?

A: The fund outperformed both its benchmark index, the Merrill Lynch High Yield Master II(1), and the average for the Lipper high yield universe of 377 funds for the 12-month period ended October 31, 2002. Class A shares returned -4.33% and Class B and Class C -4.88% compared with a return of -6.47% for the Merrill Lynch High Yield Master II Index and -5.97% for the average high yield fund, according to Lipper, Inc. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not a guarantee of future results.

     The year ended October 31, 2002 was a very volatile year in both the financial markets in general and, particularly, the riskier asset classes such as high yield bonds. The year started in the aftermath of the events of September 11, and the performance of the high yield sector was driven by a number of factors. The economy deteriorated throughout the year as the profitability of many companies continued to decline. The corporate default rate, as measured by Moody's Investor Services, escalated to an annual rate in excess of 10% approaching the all-time peaks of the 1990 recession.

     In addition, the high yield sector performance was significantly impacted by the number of "fallen angels" entering the high yield universe. These are large-capitalization companies that were original issue investment-grade bonds now downgraded to non-investment grade or high yield status. The downgrades typically result in significant price depreciation. The class of fallen angels for the last 12 months included Enron, WorldCom, Tyco, Qwest, Dynegy, Williams Cos., and Georgia Pacific, to name a few of the more prominent companies. The sheer size of these issues overwhelmed bond buyers in the high yield sector and had a proportionate impact on the high yield indexes.

     The market continued to be battered through the summer by an abundance of bad news, ranging from improper accounting practices and earnings restatements to the arrest of several high-profile corporate executives. These headlines added to

(1) The Merrill Lynch High Yield Master II index measures high yield bond market total-return performance. The index is unmanaged, does not reflect management fees and is not available for direct investment.

investor concerns as weaker-than-expected economic numbers, a declining dollar and escalating Middle East tensions all fueled the volatility of financial markets, including high yield.

Q: What factors affected fund performance?

A: The Phoenix-Goodwin High Yield Fund outperformed both the benchmark index and the Lipper high yield peer group average. However, the total annual return was negative, reflecting the challenging economic, market and credit conditions. Our defensive industry weightings within the high yield sector and focus on higher quality companies drove our outperformance as the year progressed. The portfolio maintained overweights in defensive industries, including gaming, health care, energy and broadcast/media, which all realized positive returns.

     We also avoided or minimized portfolio exposure to the poorest performing industries, including telecommunications, technology, utilities, cable TV and air transportation. This group of industries comprises in excess of 25% of the high yield universe and averaged returns of -30% for the year ended October 31, 2002. In addition, we avoided the fallen angels that negatively impacted the high yield market, particularly in June and July. The focus on the higher quality tiers of the market benefited the portfolio by preserving principal in an economy that continued to soften throughout the year.

Q: How is the portfolio positioned today?

A: Risk aversion is an underlying theme to our current strategy. The portfolio remains overweight in the more defensive industries, reflecting our concern about the pace and timing of economic recovery and continuing negative credit trends. We have also maintained higher-than-average diversification to minimize specific company risk. The sector's yields remain near historic highs, but the averages are impacted by the 25% of the market that is considered distressed and yielding in excess of 20%. We continue to forgo the higher yields of the lower quality tiers of the market and focus on the upper quality tiers, including single-B, double-B and crossover sectors. The crossover sector consists of those companies with ratings that are at the low end of the investment-grade sector or those that are straddling high yield and investment-grade. In the current environment, we want to own companies that are able to generate sufficient cash flow from their operations to meet their ongoing operating expenses and reduce debt.

Q: What is your near-term outlook?

A: Our near-term outlook is somewhat cautious as we consider both the positive and negative factors of the current market. We are encouraged by a number of factors, including:
- the $2.0+ billion of money inflows to high yield mutual funds in the last five weeks,

- the improvement in the equity markets we have witnessed since mid-October,

- the focus of companies on reducing expenses and using free cash flow to reduce debt,

- the pro-business implications of the Republican victories at the recent mid-term elections, and

- the attractive historical yields in a low interest environment.

  Our near-term concerns are the following:
- underlying economic data continues to be mixed as the consumer is showing signs of weakening, consumer sentiment is at multi-year lows, job growth is anemic and businesses are not investing;

- in a low inflationary, and potentially deflationary, environment, businesses do not have pricing power for their goods and services, which will impact profitability and cash flow growth and;

- although default rates appear to be peaking, the rate of downgrades as a percentage of credit rating changes is 85% in the current quarter, indicating the credit environment remains challenging.
                                                               November 14, 2002

Phoenix-Goodwin High Yield Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 10/31/02

                                                                                            INCEPTION       INCEPTION
                                                    1 YEAR      5 YEARS      10 YEARS      TO 10/31/02        DATE
                                                    ------      -------      --------      -----------      ---------
Class A Shares at NAV(2)                             (4.33)%     (3.60)%       3.90%             --               --
Class A Shares at POP(3)                             (8.87)      (4.54)        3.39              --               --
Class B Shares at NAV(2)                             (4.88)      (4.31)          --            0.81          2/16/94
Class B Shares with CDSC(4)                          (8.36)      (4.31)          --            0.81          2/16/94
Class C Shares at NAV(2)                             (4.88)         --           --           (5.63)         2/27/98
Class C Shares with CDSC(4)                          (4.88)         --           --           (5.63)         2/27/98
Merrill Lynch High Yield Master II Index(8)          (6.47)      (0.59)        5.56          Note 5           Note 5
Lehman Brothers Aggregate Bond Index(9)               5.88        7.43         7.47          Note 6           Note 6

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

(5) Index performance is 4.05% for Class B (since 2/28/94) and (1.45)% for Class C (since 2/28/98).

(6) Index performance is 7.35% for Class B (since 2/28/94) and 7.35% for Class C (since 2/28/98).

(7) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges.

(8) The Merrill Lynch High Yield Master II Index is an unmanaged, commonly used measure of total return performance for high-yield bonds. The index's performance does not reflect sales charges.

(9) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The index's performance does not reflect sales charges.
    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     GROWTH OF $10,000
                    PERIODS ENDING 10/31

                                                PHOENIX-GOODWIN HIGH     MERRILL LYNCH HIGH YIELD       LEHMAN BROTHERS
                                                YIELD FUND CLASS A(7)       MASTER II INDEX(8)      AGGREGATE BOND INDEX(9)
                                                ---------------------    ------------------------   -----------------------
10/30/92                                               9525.00                   10000.00                  10000.00
10/29/93                                              11608.60                   11812.40                  11187.20
10/31/94                                              11310.50                   11852.90                  10776.60
10/31/95                                              12576.00                   13930.70                  12463.30
10/31/96                                              14582.00                   15474.50                  13192.10
10/31/97                                              16774.00                   17690.80                  14363.00
10/30/98                                              15268.90                   17676.60                  15706.20
10/29/99                                              16820.00                   18668.70                  15789.60
10/31/00                                              16374.30                   18354.80                  16942.10
10/31/01                                              14594.80                   18364.90                  19408.90
10/31/02                                              14050.80                   17176.00                  20551.10

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/92 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

                               Sector Weightings
                                   10/31/02

As a percentage of bond holdings

Corporate                                                                        74.00
Foreign Corporate                                                                 8.00
Convertible                                                                       4.00
Non-Agency Mortgage-Backed                                                        4.00
Credit Linked Notes                                                               3.00
Asset-Backed                                                                      3.00
Loan Participations                                                               3.00
Foreign Government                                                                1.00

Phoenix-Goodwin High Yield Fund

    TEN LARGEST HOLDINGS AT OCTOBER 31, 2002 (AS A PERCENTAGE OF NET ASSETS)

 1.  STEERS(R) Credit Linked Trust 2001,      2.3%
     Series SLR-2 Repackaged Selectron
     Corp.
     Credit linked note
 2.  First Chicago/Lennar Trust 97-CHL1,      2.1%
     E
     Non-agency mortgage-backed security
 3.  Fisher Scientific International,         2.0%
     Inc.
     Electronic equipment & instruments
     corporate bond
 4.  EchoStar Communications Corp. Cv.        2.0%
     Broadcasting & cable tv convertible
     bond
 5.  Team Health, Inc. Series B               1.8%
     Health care distributors & services
     corporate bond
 6.  MGM Mirage, Inc.                         1.8%
     Casinos & gaming corporate bond
 7.  Methanex Corp.                           1.6%
     Canadian foreign corporate bond
 8.  Consumer Credit Reference Index          1.5%
     Securities 02-2A, FX
     Asset backed security
 9.  International Game Technology            1.5%
     Casinos & gaming corporate bond
10.  AKI, Inc.                                1.4%
     Personal products corporate bond

                        INVESTMENTS AT OCTOBER 31, 2002

                                     MOODY'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------
ASSET-BACKED SECURITIES--2.7%

Consumer Credit Reference Index
Securities 02-2A, FX 10.421%,
3/22/07...........................     Ba       $    3,000  $  3,175,313

Pennant CBO Ltd. 1A, D 13.43%,
3/14/11(g)(i)(j)..................     Ba            3,000     2,487,000
------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $5,916,596)                                   5,662,313
------------------------------------------------------------------------

CORPORATE BONDS--66.2%

AEROSPACE & DEFENSE--1.3%
Bombardier Capital, Inc. 144A
4.02%, 11/21/02(b)(d).............      A            2,900     2,740,500

AGRICULTURAL PRODUCTS--0.9%
Corn Products International, Inc.
8.25%, 7/15/07....................     Ba            1,950     1,911,000

ALUMINUM--0.9%
Century Aluminum Co. 11.75%,
4/15/08(j)........................     Ba            2,000     1,850,000

APPAREL & ACCESSORIES--0.7%
Samsonite Corp. 10.75%, 6/15/08...     Caa           2,000     1,510,000

AUTO PARTS & EQUIPMENT--2.3%
CB Cambridge Industries
Liquidating Trust Interests 0%,
12/24/05(e)(g)(i).................     NR            5,164       193,123

Collins & Aikman Products Co.
11.50%, 4/15/06...................      B            2,000     1,665,000

                                     MOODY'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------

Collins and Aikman Products Co.,
10.75%, 12/31/11..................      B       $      975  $    897,000

Lear Corp. Series B 7.96%,
5/15/05...........................     Ba            1,950     2,028,000
                                                            ------------
                                                               4,783,123
                                                            ------------

BROADCASTING & CABLE TV--1.9%
Emmis Communications Corp. 0%,
3/15/11(d)........................      B            2,604     2,063,670

Insight Communications Co., Inc.
0%, 2/15/11(d)....................     Caa           2,050       789,250

Paxson Communications, Inc. 0%,
1/15/09(d)........................      B            2,000       990,000
                                                            ------------
                                                               3,842,920
                                                            ------------

CASINOS & GAMING--7.0%
Alliance Gaming Corp. Series B
  10%, 8/1/07(j)..................      B            1,945     2,037,388

Chumash Casino & Resort 144A 9%,
7/15/10(b)........................     Ba              450       470,813

Hollywood Casino Corp. 11.25%,
5/1/07............................      B            2,450     2,658,250

International Game Technology
7.875%, 5/15/04...................     Ba            2,900     3,030,499

Mandalay Resort Group 6.70%,
11/15/48..........................     Ba            1,900     1,908,689

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                     MOODY'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------
CASINOS & GAMING--CONTINUED
MGM Mirage, Inc. 8.50%, 9/15/10...     Ba       $    3,375  $  3,677,264

Penn National Gaming, Inc. 8.875%,
3/15/10...........................      B              450       455,625
                                                            ------------
                                                              14,238,528
                                                            ------------

COMMODITY CHEMICALS--0.9%
Lyondell Chemical Co. Series B
9.875%, 5/1/07....................     Ba            1,950     1,867,125

CONSTRUCTION & FARM MACHINERY--1.3%
Terex Corp. 9.25%, 7/15/11........      B            3,000     2,595,000
CONSUMER FINANCE--1.5%

Williams Scotsman, Inc. 9.875%,
6/1/07............................      B            1,450     1,174,500
Xerox Credit Corp. 6%, 12/9/02....      B            1,975     1,935,500
                                                            ------------
                                                               3,110,000
                                                            ------------

DISTILLERS & VINTNERS--0.5%
Constellation Brands, Inc. Series
B 8.125%, 1/15/12.................     Ba            1,000     1,040,000

DIVERSIFIED CHEMICALS--1.1%
ISP Chemical Co. Series B 10.25%,
7/1/11............................      B              950       969,000
ISP Holdings, Inc. Series B
10.625%, 12/15/09.................      B            1,500     1,357,500
                                                            ------------
                                                               2,326,500
                                                            ------------

DIVERSIFIED COMMERCIAL SERVICES--1.0%
Coinmach Corp. 9%, 2/1/10.........      B            1,950     2,028,000

DIVERSIFIED FINANCIAL SERVICES--0.9%
Stilwell Financial, Inc. 7.75%,
6/15/09...........................     Baa           2,000     1,945,660

ELECTRICAL COMPONENTS & EQUIPMENT--0.1%
Stellex Technologies, Inc. Series
B 9.50%, 11/1/07(e)(f)(g)(i)......     NR            8,500       170,000
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.0%
Fisher Scientific International,
Inc. 9%, 2/1/08...................      B            4,000     4,160,000

ENVIRONMENTAL SERVICES--1.7%
Allied Waste Industries 7.40%,
9/15/35...........................     Ba            2,000     1,540,000

Allied Waste North America, Inc.
Series B 7.875%, 1/1/09...........     Ba            2,000     1,910,000
                                                            ------------
                                                               3,450,000
                                                            ------------

                                     MOODY'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------

FERTILIZERS & AGRICULTURAL CHEMICALS--0.9%
Terra Capital, Inc. 12.875%,
10/15/08..........................      B       $      312  $    326,040

Terra Industries, Inc. Series B
10.50%, 6/15/05...................     Caa           1,770     1,504,500
                                                            ------------
                                                               1,830,540
                                                            ------------

FOOD DISTRIBUTORS--1.8%
Fleming Cos., Inc. 144A 9.875%,
5/1/12(b).........................      B            2,950     1,681,500

Nash Finch Co. Series B 8.50%,
5/1/08............................      B            2,450     2,082,500
                                                            ------------
                                                               3,764,000
                                                            ------------

FOOTWEAR--0.7%
Levi Strauss & Co. 6.80%,
11/1/03...........................     Caa           1,450     1,413,750

GAS UTILITIES--1.1%
Transcont Gas Pipe Corp. 144A
8.875%, 7/15/12(b)................     Ba            2,450     2,376,500

HEALTH CARE DISTRIBUTORS & SERVICES--2.6%
Fresenius Medical Capital Trust II
7.875%, 2/1/08....................     Ba            1,900     1,577,000

Team Health, Inc. Series B 12%,
3/15/09(j)........................      B            3,600     3,744,000
                                                            ------------
                                                               5,321,000
                                                            ------------

HEALTH CARE FACILITIES--5.2%
Alderwoods Group, Inc. 11%,
1/2/07............................     NR            2,000     2,010,000

HCA, Inc. 6.30%, 10/1/12..........     Ba            2,450     2,369,287

HEALTHSOUTH Corp. 8.375%,
10/1/11...........................     Ba            1,500     1,207,500

Manor Care, Inc. 7.50%, 6/15/06...     Ba            2,450     2,480,230

Manor Care, Inc. 8%, 3/1/08.......     Ba              395       406,850

Service Corp. International 7.20%,
6/1/06............................      B            2,450     2,131,500
                                                            ------------
                                                              10,605,367
                                                            ------------

HOMEBUILDING--4.6%
D.R. Horton, Inc. 7.875%,
8/15/11...........................     Ba            2,900     2,791,250

Del Webb Corp. 9.375%, 5/1/09.....     Ba            2,450     2,603,125

Lennar Corp. Series B 9.95%,
5/1/10............................     Ba            1,450     1,587,750

WCI Communities, Inc. 10.625%,
2/15/11...........................     Ba            2,950     2,640,250
                                                            ------------
                                                               9,622,375
                                                            ------------

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                     MOODY'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------
HOTELS--0.8%
Royal Caribbean Cruises 7%,
10/15/07..........................     Ba       $    2,000  $  1,661,972

INDUSTRIAL MACHINERY--1.6%
Dresser, Inc. 9.375%, 4/15/11.....      B            1,950     1,842,750

NSM Steel Ltd. Series B 144A 0%,
2/1/08(b)(e)(f)(g)(i).............     NR            7,500       187,500

Wolverine Tube, Inc. 10.50%,
4/1/09............................      B            1,470     1,374,450
                                                            ------------
                                                               3,404,700
                                                            ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.0%
Teligent, Inc. 11.50%,
12/1/07(e)(f)(g)(i)...............     NR            2,500           250

LEISURE FACILITIES--1.3%
Bally Total Fitness Holding Corp.
Series D 9.875%, 10/15/07(j)......      B            3,100     2,681,500

MULTI-UTILITIES--0.9%
Calpine Corp. 8.625%, 8/15/10.....      B            1,000       325,000

El Paso Energy Corp. 6.75%,
5/15/09...........................     Baa           2,450     1,617,000
                                                            ------------
                                                               1,942,000
                                                            ------------

OFFICE SERVICES & SUPPLIES--1.0%
World Color Press, Inc. 8.375%,
11/15/08..........................     Baa           1,950     2,003,625
OIL & GAS EQUIPMENT & SERVICES--1.2%
Universal Compression, Inc. 0%,
2/15/08(d)........................      B            2,500     2,500,000

OIL & GAS EXPLORATION & PRODUCTION--5.1%
Chesapeake Energy Corp. 8.375%,
11/1/08...........................      B            2,900     2,979,750
Encore Acquisition Co. 144A
8.375%, 6/15/12(b)................      B              630       642,600

Hanover Equipment Trust Class A
144A 8.50%, 9/1/08(b).............      B            2,500     2,387,500

Mission Resources Corp. Series C
10.875%, 4/1/07...................     Caa           1,950     1,560,000

Sesi L.L.C. 8.875%, 5/15/11.......      B            2,950     2,950,000
                                                            ------------
                                                              10,519,850
                                                            ------------

OIL & GAS REFINING & MARKETING--0.7%
Teekay Shipping Corp. 8.875%,
7/15/11...........................     Ba            1,450     1,486,250

PAPER PACKAGING--1.0%
Jefferson Smurfit Corp. 144A
8.25%, 10/1/12(b).................      B            1,950     2,008,500

                                     MOODY'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------

PAPER PRODUCTS--0.5%
Fibermark, Inc. 10.75%, 4/15/11...      B       $    1,000  $    945,000

PERSONAL PRODUCTS--1.4%
AKI, Inc. 10.50%, 7/1/08..........      B            3,000     3,000,000

PUBLISHING & PRINTING--1.5%
Dex Media East LLC 9.875%,
11/15/09..........................      B              325       336,375

Dex Media East LLC 12.125%,
11/15/12..........................      B              750       776,250

Garden State Newspapers, Inc.
Series B 8.75%, 10/1/09...........      B            1,950     1,945,125
                                                            ------------
                                                               3,057,750
                                                            ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT--1.3%
Waterford Gaming LLC 144A 9.50%,
3/15/10(b)........................      B            2,706     2,787,180

SPECIALTY CHEMICALS--0.3%
Huntsman ICI Chemicals 0%,
12/31/09..........................     Caa           3,000       660,000

SPECIALTY STORES--0.9%
Johnsondiversey, Inc. 144A 9.625%,
5/15/12(b)........................      B              975       979,875

United Rentals, Inc. Series B
9.50%, 6/1/08.....................      B            1,125       832,500
                                                            ------------
                                                               1,812,375
                                                            ------------

STEEL--1.0%
Steel Dynamics, Inc. 144A 9.50%,
3/15/09(b)........................      B            1,450     1,508,000

WCI Steel, Inc. Series B 10%,
12/1/04...........................     Caa           2,200       550,000
                                                            ------------
                                                               2,058,000
                                                            ------------

SYSTEMS SOFTWARE--0.6%
Cooperative Computing Corp. 9%,
2/1/08............................      B            1,500     1,260,000

WIRELESS TELECOMMUNICATION SERVICES--2.2%
Airgate PCS, Inc. 0%,
10/1/09(d)........................     Caa           4,000       400,000

McCaw International Ltd. 0%,
4/15/07(d)(e)(f)..................     Ca            5,000        50,000

Telecorp PCS, Inc. 10.625%,
7/15/10...........................      B            1,950     1,920,750

Triton PCS, Inc. 0%, 5/1/08(d)....      B            1,000       735,000

Triton PCS, Inc. 8.75%,
11/15/11..........................      B            2,000     1,450,000
                                                            ------------
                                                               4,555,750
------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $160,175,929)                               136,846,590
------------------------------------------------------------------------

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                     MOODY'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--3.4%

First Chicago/Lennar Trust
97-CHL1, E 7.915%,
4/29/39(d)(j).....................    B(c)      $    5,000  $  4,268,750
Golden Tree Loan Opportunities 1A
D4 12%, 3/20/14...................     Ba            3,000     2,806,500
------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $6,807,746)                                   7,075,250
------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--0.4%

RUSSIA--0.4%
Russian Federation RegS 5%,
3/31/30(d)........................     Ba            1,000       764,375
------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $736,376)                                       764,375
------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--6.2%

CANADA--2.6%
Methanex Corp. 7.75%, 8/15/05.....     Ba            3,350     3,349,999
Microcell Telecommunications, Inc.
Series B 14%, 6/1/06(d)...........      C            2,750        55,000
Tembec Industries, Inc. 7.75%,
3/15/12...........................     Ba            1,885     1,861,438
                                                            ------------
                                                               5,266,437
                                                            ------------

CAYMAN ISLANDS--0.1%
Battery Park CDO Ltd. Series 5
144A 15.407%, 2/10/11(b)..........      C            2,000       250,000

GERMANY--0.0%
Callahan Nordrhein-Westfalen Gmb H
14%, 7/15/10(e)(f)................     NR            2,000        80,000

IRELAND--0.6%
MDP Acquisitions plc 144A 9.625%,
10/1/12(b)........................      B            1,200     1,236,000

MEXICO--1.4%
Grupo Transportacion Ferroviaria
Mexicana SA de CV 11.75%,
6/15/09(d)........................      B            3,000     2,827,500

NETHERLANDS--0.5%
PTC International Finance BV
10.75%, 7/1/07(d).................      B              997     1,019,433

                                     MOODY'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------

POLAND--0.0%
Poland Telecom Finance Series B
14%, 12/1/07(e)(f)(g)(i)..........     NR       $    5,000  $     62,500

UNITED KINGDOM--1.0%
Xerox Capital Europe PLC 5.875%,
5/15/04(j)........................      B            2,450     2,143,750
------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $24,509,839)                                 12,885,620
------------------------------------------------------------------------

CONVERTIBLE BONDS--3.6%

BROADCASTING & CABLE TV--2.0%
EchoStar Communications Corp. Cv.
5.75%, 5/15/08....................     Caa           5,000     4,150,000

HEALTH CARE FACILITIES--0.9%
HEALTHSOUTH Corp. Cv. 3.25%,
4/1/03............................      B            1,950     1,876,875

OIL & GAS EQUIPMENT & SERVICES--0.7%
Hanover Compress CV 4.75%,
3/15/08...........................      B            1,750     1,330,000
------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $8,338,893)                                   7,356,875
------------------------------------------------------------------------

CREDIT LINKED NOTES--2.8%

ELECTRONIC EQUIPMENT & INSTRUMENTS--2.3%
STEERS(R) Credit Linked Trust
2001, Series SLR-2 Repackaged
Selectron Corp. 0%, 5/20/03(d)....     NR            5,000     4,787,500

WIRELESS TELECOMMUNICATION SERVICES--0.5%
Earls Four Limited Series 495 144A
Repackaged American Tower Corp.
10.25%, 2/15/07(b)................     NR            2,000     1,050,000
------------------------------------------------------------------------
TOTAL CREDIT LINKED NOTES
(IDENTIFIED COST $7,000,000)                                   5,837,500
------------------------------------------------------------------------

LOAN PARTICIPATIONS--2.7%

BROADCASTING & CABLE TV--0.9%
UPC Financing Partnership Term
Loan C2 5.815%, 3/31/09...........      B            3,000     1,762,500

CONSTRUCTION & ENGINEERING--0.3%
Encompass Services Corp. Term Loan
A 5.57%, 2/22/06..................     Caa           1,990       676,485

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                     MOODY'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------
WIRELESS TELECOMMUNICATION SERVICES--1.5%
Nextel Finance Term Loan B 5.188%,
6/30/08(d)........................     Ba       $    1,750  $  1,566,250

Nextel Finance Term Loan C 5.438%,
12/31/08(d).......................     Ba            1,750     1,566,250
                                                            ------------
                                                               3,132,500
------------------------------------------------------------------------
TOTAL LOAN PARTICIPATIONS
(IDENTIFIED COST $7,027,860)                                   5,571,485
------------------------------------------------------------------------
                                                  SHARES
                                                ----------
PREFERRED STOCKS--1.6%

ALTERNATIVE CARRIERS--0.0%
Global Crossing Holdings Ltd. Pfd.
PIK 10.50%(f).....................                   3,963             0

McLeod USA, Inc. Series A Pfd.
2.50%.............................                   6,727        14,530
                                                            ------------

BROADCASTING & CABLE TV--0.9%
Cablevision Systems Corp. Series M
Pfd. 11.125%......................                  15,000       937,500

Cablevision Systems Corp. Series H
Pfd. 11.75%.......................                  15,000       937,501
                                                            ------------
                                                               1,875,001
                                                            ------------

WIRELESS TELECOMMUNICATION SERVICES--0.7%
Dobson Communications Corp. Pfd.
PIK 12.25%........................                  37,612     1,504,469
------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $6,671,762)                                   3,394,000
------------------------------------------------------------------------

FOREIGN PREFERRED STOCKS--0.8%

SPECIALTY CHEMICALS--0.8%
Avecia Group plc Pfd. 16% (United
Kingdom)..........................                  64,800     1,620,000
------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $1,680,000)                                   1,620,000
------------------------------------------------------------------------

COMMON STOCKS--0.0%

OFFICE SERVICES & SUPPLIES--0.0%
Sullivan Holdings, Inc. Class
C(g)(i)...........................                      76        60,077
------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $357,881)                                        60,077
------------------------------------------------------------------------


                                                  SHARES       VALUE
                                                ----------  ------------

RIGHTS--0.2%

WIRELESS TELECOMMUNICATION SERVICES--0.2%
NII Holding Unit(g)(i)............               5,000,000  $    375,000
------------------------------------------------------------------------
TOTAL RIGHTS
(IDENTIFIED COST $296,850)                                       375,000
-----------------------------

WARRANTS--0.0%

ALTERNATIVE CARRIERS--0.0%
McLeod USA, Inc. Warrants.........                  14,906           745

INDUSTRIAL MACHINERY--0.0%
NSM Steel Ltd. 144A
Warrants(b)(e)(g)(i)..............               4,748,195        47,482

WIRELESS TELECOMMUNICATION SERVICES--0.0%
Leap Wireless International, Inc.
144A Warrants(b)(e)...............                   3,500             0
------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $22,717)                                         48,227
------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--90.6%
(IDENTIFIED COST $229,542,449)                               187,497,312
------------------------------------------------------------------------
                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------
SHORT-TERM OBLIGATIONS--8.6%

COMMERCIAL PAPER--8.6%

UBS Finance (DE), Inc. 1.89%,
  11/1/02.........................    A-1+      $    4,255  $  4,255,000

Wal-Mart Stores, Inc. 1.75%,
11/5/02...........................    A-1+           5,000     4,999,028

RWE AG 1.77%, 11/6/02.............     A-1           2,174     2,173,466

CIT Group, Inc. 1.81%, 11/14/02...     A-1           2,575     2,573,317

Special Purpose Accounts
Receivable Cooperative Corp.
1.75%, 11/18/02...................     A-1             250       249,793

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------  ----------  ------------
COMMERCIAL PAPER--CONTINUED
CIT Group, Inc. 1.79%, 11/25/02...     A-1      $    2,075  $  2,072,524

CIT Group, Inc. 1.80%, 1/17/03....     A-1           1,500     1,494,150
------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $17,817,353)                                 17,817,278
------------------------------------------------------------------------

TOTAL INVESTMENTS--99.2%
(IDENTIFIED COST $247,359,802)                               205,314,590(a)
Other assets and liabilities, net--0.8%                        1,708,636
                                                            ------------
NET ASSETS--100.0%                                          $207,023,226
                                                            ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,703,718 and gross depreciation of $46,302,677 for federal income tax purposes. At October 31, 2002, the aggregate cost of securities for federal income tax purposes was $247,913,549.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2002, these securities amounted to a value of $20,353,950 or 9.8% of net assets.
(c) As rated by Standard & Poor's, or Fitch.
(d) Variable or step coupon security; interest rate reflects the rate currently in effect.
(e) Non-income producing.
(f) Security in default.
(g) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At October 31, 2002, these securities, which are included in illiquid securities below, amounted to $3,582,932 or 1.7% of net assets.
(h) Par value represents Euro.
(i) Illiquid. At October 31, 2002, these securities amounted to a value of $3,582,932 or 1.7% of net assets.
(j) All or portion segregated as collateral for swap transactions and when issued securities.
                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2002

ASSETS
Investment securities at value (Identified cost
 $247,359,802)                                         $ 205,314,590
Cash                                                           2,617
Receivables
 Interest                                                  5,086,296
 Investment securities sold                                4,169,122
 Fund shares sold                                            928,998
 Receivable from adviser                                         364
Prepaid expenses                                               4,084
                                                       -------------
   Total assets                                          215,506,071
                                                       -------------
LIABILITIES
Payables
 Investment securities purchased                           5,920,870
 Net unrealized depreciation on swap agreements            1,995,000
 Fund shares repurchased                                     204,480
 Transfer agent fee                                          113,863
 Investment advisory fee                                     110,883
 Distribution fee                                             57,392
 Financial agent fee                                          17,587
 Trustees' fee                                                 5,200
Accrued expenses                                              57,570
                                                       -------------
   Total liabilities                                       8,482,845
                                                       -------------
NET ASSETS                                             $ 207,023,226
                                                       =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest       $ 502,445,996
Accumulated net realized loss                           (251,383,021)
Net unrealized depreciation                              (44,039,749)
                                                       -------------
NET ASSETS                                             $ 207,023,226
                                                       =============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $183,028,218)                                            40,538,236
Net asset value per share                                      $4.51
Offering price per share $4.51/(1-4.75%)                       $4.73
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $22,073,800)                                              4,938,210
Net asset value and offering price per share                   $4.47
CLASS C
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $1,921,208)                                                 428,088
Net asset value and offering price per share                   $4.49

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME
Interest                                                $ 24,298,884
Dividends                                                  1,376,203
                                                        ------------
   Total investment income                                25,675,087
                                                        ------------
EXPENSES
Investment advisory fee                                    1,569,808
Distribution fee, Class A                                    528,548
Distribution fee, Class B                                    277,184
Distribution fee, Class C                                     23,712
Financial agent fee                                          224,774
Transfer agent                                               622,109
Printing                                                      52,644
Professional                                                  32,351
Custodian                                                     29,988
Registration                                                  27,386
Trustees                                                      26,610
Miscellaneous                                                 21,525
                                                        ------------
   Total expenses                                          3,436,639
   Custodian fees paid indirectly                            (16,522)
                                                        ------------
   Net expenses                                            3,420,117
                                                        ------------
NET INVESTMENT INCOME                                     22,254,970
                                                        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                          (68,456,708)
Net realized loss on swap agreements                      (1,995,291)
Net realized loss on foreign currency transactions            (5,303)
Net change in unrealized appreciation (depreciation)
 on investments                                           39,772,609
Net change in unrealized appreciation (depreciation)
 on foreign currency and foreign currency transactions       (16,217)
Net change in unrealized appreciation (depreciation)
 on swap agreements                                          149,814
                                                        ------------
NET LOSS ON INVESTMENTS                                  (30,551,096)
                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $ (8,296,126)
                                                        ============

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended      Year Ended
                                                                10/31/02        10/31/01
                                                              ------------    ------------
FROM OPERATIONS
 Net investment income (loss)                                 $ 22,254,970    $ 34,962,615
 Net realized gain (loss)                                      (70,457,302)    (66,450,747)
 Net change in unrealized appreciation (depreciation)           39,906,206      (2,984,814)
                                                              ------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   (8,296,126)    (34,472,946)
                                                              ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income, Class A                                (19,167,768)    (35,093,621)
 Net investment income, Class B                                 (2,362,870)     (4,651,074)
 Net investment income, Class C                                   (199,541)       (351,547)
 Tax return of capital, Class A                                 (1,176,826)             --
 Tax return of capital, Class B                                   (145,071)             --
 Tax return of capital, Class C                                    (12,251)             --
                                                              ------------    ------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS     (23,064,327)    (40,096,242)
                                                              ------------    ------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (9,885,861 and 15,852,346
   shares, respectively)                                        48,459,358      98,274,063
 Net asset value of shares issued from reinvestment of
   distributions
   (2,264,427 and 3,306,051 shares, respectively)               11,297,054      19,878,177
 Cost of shares repurchased (17,017,676 and 21,183,299
   shares, respectively)                                       (84,886,676)   (130,013,962)
                                                              ------------    ------------
Total                                                          (25,130,264)    (11,861,722)
                                                              ------------    ------------
CLASS B
 Proceeds from sales of shares (2,322,861 and 3,361,956
   shares, respectively)                                        11,511,067      20,740,709
 Net asset value of shares issued from reinvestment of
   distributions
   (224,943 and 346,504 shares, respectively)                    1,117,378       2,079,463
 Cost of shares repurchased (3,459,242 and 4,445,240 shares,
   respectively)                                               (17,049,999)    (27,044,594)
                                                              ------------    ------------
Total                                                           (4,421,554)     (4,224,422)
                                                              ------------    ------------
CLASS C
 Proceeds from sales of shares (333,038 and 571,677 shares,
   respectively)                                                 1,658,591       3,503,479
 Net asset value of shares issued from reinvestment of
   distributions
   (19,234 and 28,604 shares, respectively)                         95,443         171,650
 Cost of shares repurchased (391,925 and 542,175 shares,
   respectively)                                                (1,928,402)     (3,250,251)
                                                              ------------    ------------
Total                                                             (174,368)        424,878
                                                              ------------    ------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS     (29,726,186)    (15,661,266)
                                                              ------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS                         (61,086,639)    (90,230,454)
NET ASSETS
 Beginning of period                                           268,109,865     358,340,319
                                                              ------------    ------------
 END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET
   INVESTMENT INCOME OF $0 AND ($10,282), RESPECTIVELY]       $207,023,226    $268,109,865
                                                              ============    ============

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                             CLASS A
                                                                 ----------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31
                                                                 ----------------------------------------------------------------
                                                                  2002(6)          2001          2000          1999          1998
Net asset value, beginning of period                                $5.19         $6.59         $7.53         $7.55         $9.09
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                        0.46(4)       0.65(4)       0.79          0.76          0.83
 Net realized and unrealized gain (loss)                            (0.66)        (1.30)        (0.95)           --         (1.56)
                                                                      ---           ---           ---           ---           ---
     TOTAL FROM INVESTMENT OPERATIONS                               (0.20)        (0.65)        (0.16)         0.76         (0.73)
                                                                      ---           ---           ---           ---           ---
LESS DISTRIBUTIONS
 Dividends from net investment income                               (0.45)        (0.75)        (0.78)        (0.78)        (0.81)
 Tax return of capital                                              (0.03)           --            --            --            --
                                                                      ---           ---           ---           ---           ---
     TOTAL DISTRIBUTIONS                                            (0.48)        (0.75)        (0.78)        (0.78)        (0.81)
                                                                      ---           ---           ---           ---           ---
Change in net asset value                                           (0.68)        (1.40)        (0.94)        (0.02)        (1.54)
                                                                      ---           ---           ---           ---           ---
NET ASSET VALUE, END OF PERIOD                                      $4.51         $5.19         $6.59         $7.53         $7.55
                                                                      ---           ---           ---           ---           ---
                                                                      ---           ---           ---           ---           ---
Total return(1)                                                     (4.33)%      (10.87)%       (2.65)%       10.16%        (8.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $183,028      $235,623      $312,544      $391,057      $427,659
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                  1.33%(5)      1.28%(3)      1.22%(3)      1.16%(2)      1.12%
 Net investment income                                               9.30%        10.69%        10.35%         9.71%         9.13%
Portfolio turnover rate                                               114%          100%           80%           73%          103%

                                                                                              CLASS B
                                                                  ---------------------------------------------------------------
                                                                                       YEAR ENDED OCTOBER 31
                                                                  ---------------------------------------------------------------
                                                                  2002(6)          2001          2000          1999          1998
Net asset value, beginning of period                                $5.14         $6.54         $7.51         $7.52         $9.07
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                        0.43(4)       0.60(4)       0.72          0.70          0.76
 Net realized and unrealized gain (loss)                            (0.66)        (1.30)        (0.95)         0.01         (1.55)
                                                                      ---           ---           ---           ---           ---
     TOTAL FROM INVESTMENT OPERATIONS                               (0.23)        (0.70)        (0.23)         0.71         (0.79)
                                                                      ---           ---           ---           ---           ---
LESS DISTRIBUTIONS
 Dividends from net investment income                               (0.41)        (0.70)        (0.74)        (0.72)        (0.76)
 Tax return of capital                                              (0.03)           --            --            --            --
                                                                      ---           ---           ---           ---           ---
     TOTAL DISTRIBUTIONS                                            (0.44)        (0.70)        (0.74)        (0.72)        (0.76)
                                                                      ---           ---           ---           ---           ---
Change in net asset value                                           (0.67)        (1.40)        (0.97)        (0.01)        (1.55)
                                                                      ---           ---           ---           ---           ---
NET ASSET VALUE, END OF PERIOD                                      $4.47         $5.14         $6.54         $7.51         $7.52
                                                                      ---           ---           ---           ---           ---
                                                                      ---           ---           ---           ---           ---
Total return(1)                                                     (4.88)%      (11.59)%       (3.52)%        9.37%        (9.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $22,074       $30,073       $43,108       $59,547       $61,026
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                  2.08%(5)      2.03%(3)      1.97%(3)      1.91%(2)      1.88%
 Net investment income                                               8.56%         9.93%         9.62%         8.94%         8.46%
Portfolio turnover rate                                               114%          100%           80%           73%          103%

(1) Maximum sales charge is not reflected in total return calculation.
(2) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.15% for Class A and the ratio would not significantly differ for Class B and Class C.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) Computed using average shares outstanding.
(5) The ratio of operating expenses excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.32% and 2.07% for Class A and Class B, respectively.
(6) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease the ratio of net investment income to average net assets from 9.35% to 9.30% and from 8.61% to 8.56% for Class A and B respectively, decrease the net investment income (loss) per share from 0.47 to 0.46 for Class A, and increase the net realized and unrealized gain (loss) per share from (0.67) to (0.66) for Class A. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                            CLASS C
                                                                  -----------------------------------------------------------
                                                                                                                      FROM
                                                                             YEAR ENDED OCTOBER 31                 INCEPTION
                                                                  -------------------------------------------      2/27/98 TO
                                                                  2002(7)        2001        2000        1999       10/31/98
Net asset value, beginning of period                               $5.16        $6.56       $7.53       $7.54         $9.31
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                       0.42(6)      0.60(6)     0.73        0.71          0.50
 Net realized and unrealized gain (loss)                           (0.65)       (1.30)      (0.96)         --         (1.76)
                                                                    ----          ---         ---         ---         -----
     TOTAL FROM INVESTMENT OPERATIONS                              (0.23)       (0.70)      (0.23)       0.71         (1.26)
                                                                    ----          ---         ---         ---         -----
LESS DISTRIBUTIONS
 Dividends from net investment income                              (0.41)       (0.70)      (0.74)      (0.72)        (0.51)
 Tax return of capital                                             (0.03)          --          --          --            --
                                                                    ----          ---         ---         ---         -----
     TOTAL DISTRIBUTIONS                                           (0.44)       (0.70)      (0.74)      (0.72)        (0.51)
                                                                    ----          ---         ---         ---         -----
Change in net asset value                                          (0.67)       (1.40)      (0.97)      (0.01)        (1.77)
                                                                    ----          ---         ---         ---         -----
NET ASSET VALUE, END OF PERIOD                                     $4.49        $5.16       $6.56       $7.53         $7.54
                                                                    ----          ---         ---         ---         -----
                                                                    ----          ---         ---         ---         -----
Total return(1)                                                    (4.88)%     (11.56)%     (3.51)%      9.38%       (14.09)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $1,921       $2,413      $2,689      $3,052        $1,669
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                 2.08%(5)     2.03%(5)    1.97%(4)    1.91%(4)      1.88%(2)
 Net investment income                                              8.52%        9.92%       9.69%       8.85%         8.94%(2)
Portfolio turnover rate                                              114%         100%         80%         73%          103%(3)

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) For the periods ended October 31, 2002 and 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 2.07% and 2.02%, respectively.
(6) Computed using average shares outstanding.
(7) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease the ratio of net investment income to average net assets from 8.57% to 8.52%, decrease net investment income (loss) per share from 0.43 to 0.42, and increase net realized and unrealized gain (loss) per share from (0.66) to (0.65). Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

MONTHLY YIELD COMPARISON

                                                                PHOENIX-GOODWIN MONEY MARKET
                                                                      FUND CLASS A(1)                IBC MONEY FUND REPORT(2)
                                                                ----------------------------         ------------------------
11/30/01                                                                    1.90                               1.82
12/31/01                                                                    1.67                               1.54
1/31/02                                                                     1.49                               1.35
2/28/02                                                                     1.34                               1.24
3/31/02                                                                     1.25                               1.20
4/30/02                                                                     1.29                               1.20
5/31/02                                                                     1.30                               1.17
6/30/02                                                                     1.18                               1.15
7/31/02                                                                     1.12                               1.11
8/31/02                                                                     1.16                               1.08
9/30/02                                                                     1.33                               1.06
10/31/02                                                                    1.36                               1.03

(1) This chart illustrates the period from October 31, 2001 to October 31, 2002. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Fund today. The Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value at $1.00 per share. The yield of other share classes will be greater or less than that shown based on differences in fees.

(2) Average monthly yield of taxable Money Market Funds as reported by IBC's Money Fund Report.

Phoenix-Goodwin Money Market Fund

                        INVESTMENTS AT OCTOBER 31, 2002


FACE
VALUE                               INTEREST   MATURITY
(000)    DESCRIPTION                  RATE       DATE        VALUE
-----    -----------                --------   --------   ------------
FEDERAL AGENCY SECURITIES--14.8%

3,500  Fannie Mae(c)(d)..........      2.01%   11/13/02   $  3,500,000
2,500  FHLB(c)(d)................      1.85    11/14/02      2,500,000
2,500  FHLB Discount Note........      1.70    11/25/02      2,497,167
2,000  FHLB Discount Note........      1.60    11/27/02      1,997,689
3,500  FHLB(c)(d)................      2.07    12/3/02       3,500,000
2,500  FHLB(c)(d)................      2.00     1/3/03       2,500,000
2,500  FHLB(c)(d)................      1.86    1/17/03       2,500,000
2,500  FHLB(c)(d)................      2.05    1/22/03       2,500,000
1,750  Freddie Mac(c)............      4.75    3/15/03       1,769,872
2,500  FHLB(c)(d)................      1.70     4/7/03       2,500,000
2,500  FHLB(c)(d)................      1.80    4/11/03       2,500,000
2,500  FHLB(c)(d)................      2.00    4/25/03       2,500,000
----------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES                             30,764,728
----------------------------------------------------------------------
                                                RESET
                                                 DATE
                                               --------
FEDERAL AGENCY SECURITIES-- VARIABLE(b)--4.3%

1,504  SBA (Final Maturity
       3/25/24)..................      2.13    11/1/02       1,504,358
  204  SBA (Final Maturity
       1/25/21)..................      2.25    11/1/02         203,778
1,661  SBA (Final Maturity
       9/25/23)..................      2.13     1/1/03       1,660,814
  969  SBA (Final Maturity
       10/25/22).................      2.25     1/1/03         967,903
1,667  SBA (Final Maturity
       2/25/23)..................      2.25     1/1/03       1,667,400
  747  SBA (Final Maturity
       2/25/23)..................      2.25     1/1/03         747,341
  310  SBA (Final Maturity
       5/25/21)..................      2.25     1/1/03         309,766
1,955  SBA (Final Maturity
       11/25/21).................      2.38     1/1/03       1,954,133
----------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE(B)                 9,015,493
----------------------------------------------------------------------
                          STANDARD
                          & POOR'S
                           RATING                 MATURITY
                         (Unaudited)                DATE
                         -----------              --------
COMMERCIAL PAPER--58.4%

3,000  Bavaria
       Universal
       Funding
       Corp. ..........    A-1            1.80    11/1/02       3,000,000

3,500  UBS Finance
       (DE), LLC. .....   A-1+            1.89    11/1/02       3,499,999

2,500  Executive Jet,
       Inc. ...........   A-1+            1.75    11/4/02       2,499,635

                          STANDARD
FACE                      & POOR'S
VALUE                      RATING      INTEREST   MATURITY
(000)    DESCRIPTION     (Unaudited)     RATE       DATE        VALUE
-----    -----------     -----------   --------   --------   ------------

4,750  Harley Davidson
       Funding
       Corp. ..........    A-1            1.75%   11/4/02    $  4,749,306

  615  Koch Industries,
       Inc. ...........   A-1+            1.78    11/4/02         614,909

3,580  Preferred
       Receivables
       Funding
       Corp. ..........    A-1            1.77    11/5/02       3,579,295

2,980  Receivables
       Capital
       Corp. ..........   A-1+            1.78    11/5/02       2,979,411

3,500  Goldman Sachs
       Group L.P. .....    A-1            1.77    11/6/02       3,499,140

3,000  Koch Industries,
       Inc. ...........   A-1+            1.77    11/6/02       2,999,263

3,500  Bavaria
       Universal
       Funding
       Corp. ..........    A-1            1.77    11/7/02       3,498,968

  255  CIT Group,
       Inc. ...........    A-1            1.80    11/7/02         254,924

2,500  Enterprise
       Funding
       Corp. ..........   A-1+            1.83    11/7/02       2,499,238

3,500  Exxon Imperial
       US, Inc. .......   A-1+            1.75    11/8/02       3,498,809

1,025  Receivables
       Capital
       Corp. ..........   A-1+            1.80    11/8/02       1,024,641

3,500  Park Avenue
       Receivables
       Corp. ..........    A-1            1.76    11/12/02      3,498,118

2,500  ABSC Capital
       Corp. ..........    A-1            1.79    11/12/02      2,498,633

  925  ABN AMRO North
       America,
       Inc. ...........    A-1            1.80    11/12/02        924,491

1,000  ABSC Capital
       Corp. ..........    A-1            1.82    11/12/02        999,444

2,120  Gannett Co. ....    A-1            1.75    11/13/02      2,118,763

                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                          STANDARD
FACE                      & POOR'S
VALUE                      RATING      INTEREST   MATURITY
(000)    DESCRIPTION     (Unaudited)     RATE       DATE        VALUE
-----    -----------     -----------   --------   --------   ------------
1,880  Preferred
       Receivables
       Funding
       Corp. ..........    A-1            1.75%   11/13/02   $  1,878,903

3,500  Special Purpose
       Accounts
       Receivable
       Cooperative
       Corp. ..........    A-1            1.77    11/13/02      3,497,935

  950  Harley Davidson
       Funding
       Corp. ..........    A-1            1.75    11/14/02        949,400

2,750  CIT Group,
       Inc. ...........    A-1            1.80    11/14/02      2,748,213

2,000  CIT Group,
       Inc. ...........    A-1            1.81    11/14/02      1,998,693

3,000  Household
       Finance
       Corp. ..........    A-2            1.76    11/15/02      2,997,947

1,676  Receivables
       Capital
       Corp. ..........   A-1+            1.80    11/15/02      1,674,827

2,000  Executive Jet,
       Inc. ...........   A-1+            1.75    11/18/02      1,998,347

2,250  Special Purpose
       Accounts
       Receivable
       Cooperative
       Corp. ..........    A-1            1.80    11/18/02      2,248,088

1,000  Preferred
       Receivables
       Funding
       Corp. ..........    A-1            1.79    11/19/02        999,105

5,000  ABSC Capital
       Corp. ..........    A-1            1.75    11/20/02      4,995,381

3,500  Special Purpose
       Accounts
       Receivable
       Cooperative
       Corp............    A-1            1.79    11/21/02      3,496,519

  940  Goldman Sachs
       Group L.P. .....    A-1            1.76    11/22/02        939,035

  500  Private Export
       Funding
       Corp. ..........   A-1+            1.75    11/25/02        499,417

  595  Receivables
       Capital
       Corp. ..........   A-1+            1.75    11/26/02        594,277

4,000  Preferred
       Receivables
       Funding
       Corp. ..........    A-1            1.78    11/27/02      3,994,857

                          STANDARD
FACE                      & POOR'S
VALUE                      RATING      INTEREST   MATURITY
(000)    DESCRIPTION     (Unaudited)     RATE       DATE        VALUE
-----    -----------     -----------   --------   --------   ------------

2,500  Pfizer, Inc. ...   A-1+            1.70%   12/2/02    $  2,496,340

  960  Coca-Cola
       Co. ............    A-1            1.74    12/3/02         958,515

2,000  Archer Daniels
       Midland.........    A-1            1.75    12/3/02       1,996,889

1,300  Executive Jet,
       Inc. ...........   A-1+            1.75    12/4/02       1,297,915

  975  Govco, Inc. ....   A-1+            1.76    12/5/02         973,379

2,010  CIT Group,
       Inc. ...........    A-1            1.79    12/5/02       2,006,602

1,975  ABSC Capital
       Corp. ..........    A-1            1.80    12/9/02       1,971,248

2,895  Marsh & McLennan
       Co., Inc. ......   A-1+            1.70    12/10/02      2,889,668

2,500  CIT Group,
       Inc. ...........    A-1            1.78    12/11/02      2,495,056

2,500  CXC, Inc. ......   A-1+            1.88    12/16/02      2,494,125

2,340  General Electric
       Capital
       Corp. ..........   A-1+            1.77    12/20/02      2,334,363

  705  Bavaria
       Universal
       Funding
       Corp. ..........    A-1            1.85    12/20/02        703,225

2,235  Emerson Electric
       Co. ............    A-1            1.70    12/23/02      2,229,512

2,500  Govco, Inc. ....   A-1+            1.70     1/8/03       2,491,972

2,500  Bavaria
       Universal
       Funding
       Corp. ..........    A-1            1.74    1/10/03       2,491,542

  250  CIT Group,
       Inc. ...........    A-1            1.80    1/17/03         249,038

1,000  Special Purpose
       Accounts
       Receivable
       Cooperative
       Corp. ..........    A-1            1.80    1/21/03         995,950

4,500  Private Export
       Funding
       Corp. ..........   A-1+            1.78    1/23/03       4,481,532

2,500  Private Export
       Funding
       Corp. ..........   A-1+            1.74    4/23/03       2,479,096
-------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                        121,783,898
-------------------------------------------------------------------------

                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                          STANDARD
FACE                      & POOR'S
VALUE                      RATING      INTEREST   MATURITY
(000)    DESCRIPTION     (Unaudited)     RATE       DATE        VALUE
-----    -----------     -----------   --------   --------   ------------
MEDIUM-TERM NOTES(c)--22.2%

  200  Merrill Lynch &
       Co., Inc. ......    A+             8.30%   11/1/02    $    200,000

2,500  General Electric
       Capital
       Corp. ..........    AAA            5.35    11/18/02      2,503,426

  427  Bank of America
       Corp. ..........     A             7.88    12/1/02         428,924

2,500  3M Co.(b).......    AA             5.65    12/12/02      2,508,896

3,500  Beta Finance,
       Inc.(b).........    NA             1.84    1/15/03       3,499,925

2,152  Citi
       Financial.......    AA-            5.88    1/15/03       2,166,752

2,000  Salomon Smith
       Barney
       Holdings........    AA-            6.13    1/15/03       2,016,528

2,125  Heller
       Financial,
       Inc. ...........    AAA            6.40    1/15/03       2,140,091

3,500  Merrill Lynch &
       Co., Inc.(b)....    A+             2.08    1/21/03       3,501,093

1,333  Associates Corp.
       of North
       America.........    AA-            6.88     2/1/03       1,347,684

1,360  Bank of America
       Corp. ..........     A            10.00     2/1/03       1,385,035

  550  GE Capital
       Corp. ..........    AAA            7.00     2/3/03         556,805

  250  Merrill Lynch &
       Co., Inc. ......    A+             6.00    2/12/03         252,790

3,250  Pitney Bowes
       Credit Corp. ...    AA             8.80    2/15/03       3,307,681

2,500  Merrill Lynch &
       Co., Inc.(b)....    A+             1.78     3/5/03       2,500,000
1,500  Du Pont (E. I.)
       de Nemours &
       Co.(b)..........    AA-            6.00     3/6/03       1,517,928

                          STANDARD
FACE                      & POOR'S
VALUE                      RATING      INTEREST   MATURITY
(000)    DESCRIPTION     (Unaudited)     RATE       DATE        VALUE
-----    -----------     -----------   --------   --------   ------------

1,000  General Electric
       Capital
       Corp. ..........    AAA            8.75%   3/14/03    $  1,022,568

  500  Associates Corp.
       of North
       America.........    AA-            6.77    4/10/03         510,913

2,500  Wal-Mart Stores,
       Inc. ...........    AA             4.63    4/15/03       2,524,420

  510  Associates Corp.
       of North
       America.........    AA-            6.00    4/15/03         519,301

1,992  BellSouth
       Corp.(b)........    A+             4.11    4/26/03       2,012,761

2,500  Merrill Lynch &
       Co., Inc.(b)....    A+             1.79     5/2/03       2,500,000

2,100  BellSouth
       Telecommunications
       Corp. ..........    A+             6.25    5/15/03       2,141,188

  200  Bank of America
       Corp. ..........     A             9.20    5/15/03         207,648

2,000  General Electric
       Capital
       Corp.(b)........    AAA            1.83    5/28/03       2,000,288

2,150  Bank of America
       Corp. ..........     A             6.88     6/1/03       2,205,927

  415  Bank of America
       Corp. ..........     A             6.20    8/15/03         428,495

  240  Bank of America
       Corp. ..........     A             6.50    8/15/03         248,448
-------------------------------------------------------------------------
TOTAL MEDIUM-TERM NOTES(C)                                     46,155,515
-------------------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $207,719,634)                                207,719,634(a)
Other assets and liabilities, net--0.3%                           642,088
                                                             ------------
NET ASSETS--100.0%                                           $208,361,722
                                                             ============

(a) Federal Income Tax Information: At October 31, 2002, the aggregate cost of securities for federal income tax purposes was the same for book and tax purposes.
(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c) The interest rate shown is the coupon rate.
(d) Callable. The maturity date shown is the call date.
                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2002

ASSETS
Investment securities at value (Identified cost
 $207,719,634)                                         $207,719,634
Cash                                                        100,829
Receivables
 Interest                                                   751,256
 Fund shares sold                                           351,315
 Investment securities sold                                 176,192
Prepaid expenses                                              3,502
                                                       ------------
   Total assets                                         209,102,728
                                                       ------------
LIABILITIES
Payables
 Fund shares repurchased                                    493,594
 Dividend distribution                                       35,287
 Transfer agent fee                                          91,290
 Investment advisory fee                                     30,885
 Distribution fee                                            16,394
 Financial agent fee                                         16,154
 Trustees' fee                                                5,189
Accrued expenses                                             52,213
                                                       ------------
   Total liabilities                                        741,006
                                                       ------------
NET ASSETS                                             $208,361,722
                                                       ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest       $208,361,722
                                                       ------------
NET ASSETS                                             $208,361,722
                                                       ============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $184,389,866)                                          184,389,866
Net asset value and offering price per share                  $1.00
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $19,579,510)                                            19,579,510
Net asset value and offering price per share                  $1.00
CLASS C
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $4,392,346)                                              4,392,346
Net asset value and offering price per share                  $1.00

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME
Interest                                                 $4,392,195
                                                         ----------
   Total investment income                                4,392,195
                                                         ----------
EXPENSES
Investment advisory fee                                     811,985
Distribution fee, Class B                                   138,422
Distribution fee, Class C                                    29,483
Financial agent                                             203,545
Transfer agent                                              506,334
Registration                                                 45,790
Custodian                                                    38,653
Professional                                                 30,389
Printing                                                     28,278
Trustees                                                     26,599
Miscellaneous                                                12,360
                                                         ----------
   Total expenses                                         1,871,838
   less expenses borne by investment advisor                (94,082)
   Custodian fees paid indirectly                            (5,346)
                                                         ----------
   Net expenses                                           1,772,410
                                                         ----------
NET INVESTMENT INCOME                                    $2,619,785
                                                         ==========

                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended      Year Ended
                                                                10/31/02        10/31/01
                                                              -------------   -------------
FROM OPERATIONS
 NET INVESTMENT INCOME (LOSS)                                 $   2,619,785   $   8,252,157
                                                              -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income, Class A                                  (2,495,538)     (7,573,400)
 Net investment income, Class B                                    (113,341)       (610,643)
 Net investment income, Class C                                     (10,906)        (68,114)
                                                              -------------   -------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS       (2,619,785)     (8,252,157)
                                                              -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (272,765,743 and 568,734,299
   shares, respectively)                                        272,765,743     568,734,299
 Net asset value of shares issued from reinvestment of
   distributions (2,404,820 and 7,097,325 shares,
   respectively)                                                  2,404,820       7,097,325
 Cost of shares repurchased (275,129,989 and 555,607,433
   shares, respectively)                                       (275,129,989)   (555,607,433)
                                                              -------------   -------------
Total                                                                40,574      20,224,191
                                                              -------------   -------------
CLASS B
 Proceeds from sales of shares (26,059,417 and 42,745,289
   shares, respectively)                                         26,059,417      42,745,289
 Net asset value of shares issued from reinvestment of
   distributions (99,711 and 519,812 shares, respectively)           99,711         519,812
 Cost of shares repurchased (28,606,727 and 39,854,233
   shares, respectively)                                        (28,606,727)    (39,854,233)
                                                              -------------   -------------
Total                                                            (2,447,599)      3,410,868
                                                              -------------   -------------
CLASS C
 Proceeds from sales of shares (15,388,449 and 15,650,107
   shares, respectively)                                         15,388,449      15,650,107
 Net asset value of shares issued from reinvestment of
   distributions (9,918, and 55,227 shares, respectively)             9,918          55,227
 Cost of shares repurchased (14,405,078 and 13,740,814
   shares, respectively)                                        (14,405,078)    (13,740,814)
                                                              -------------   -------------
Total                                                               993,289       1,964,520
                                                              -------------   -------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS       (1,413,736)     25,599,579
                                                              -------------   -------------
 NET INCREASE (DECREASE) IN NET ASSETS                           (1,413,736)     25,599,579
NET ASSETS
 Beginning of period                                            209,775,458     184,175,879
                                                              -------------   -------------
 END OF PERIOD                                                $ 208,361,722   $ 209,775,458
                                                              =============   =============

                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                            CLASS A
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31
                                                               ------------------------------------------------------------------
                                                                   2002          2001            2000          1999          1998
Net asset value, beginning of period                              $1.00         $1.00           $1.00         $1.00         $1.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                     0.014         0.042           0.054         0.044         0.049
                                                                   ----          ----            ----          ----          ----
     TOTAL FROM INVESTMENT OPERATIONS                             0.014         0.042           0.054         0.044         0.049
                                                                   ----          ----            ----          ----          ----
LESS DISTRIBUTIONS
 Dividends from net investment income                            (0.014)       (0.042)         (0.054)       (0.044)       (0.049)
                                                                   ----          ----            ----          ----          ----
Change in net asset value                                            --            --              --            --            --
                                                                   ----          ----            ----          ----          ----
NET ASSET VALUE, END OF PERIOD                                    $1.00         $1.00           $1.00         $1.00         $1.00
                                                                   ----          ----            ----          ----          ----
                                                                   ----          ----            ----          ----          ----
Total return                                                       1.38%         4.23%           5.59%         4.47%         5.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $184,390      $184,349        $164,125      $205,066      $195,292
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                0.79%(1)(2)     0.85%(1)(2)     0.80%(1)     0.77%(1)     0.73%
 Net investment income (loss)                                      1.37%         4.12%           5.41%         4.41%         4.90%

                                                                                            CLASS B
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31
                                                               ------------------------------------------------------------------
                                                                   2002          2001            2000          1999          1998
Net asset value, beginning of period                              $1.00         $1.00           $1.00         $1.00         $1.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                     0.006         0.034           0.047         0.036         0.041
                                                                   ----          ----            ----          ----          ----
     TOTAL FROM INVESTMENT OPERATIONS                             0.006         0.034           0.047         0.036         0.041
                                                                   ----          ----            ----          ----          ----
LESS DISTRIBUTIONS
 Dividends from net investment income                            (0.006)       (0.034)         (0.047)       (0.036)       (0.041)
                                                                   ----          ----            ----          ----          ----
Change in net asset value                                            --            --              --            --            --
                                                                   ----          ----            ----          ----          ----
NET ASSET VALUE, END OF PERIOD                                    $1.00         $1.00           $1.00         $1.00         $1.00
                                                                   ----          ----            ----          ----          ----
                                                                   ----          ----            ----          ----          ----
Total return                                                       0.62%         3.46%           4.80%         3.69%         4.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $19,580       $22,027         $18,616       $20,054       $19,978
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                1.54%(1)(3)     1.60%(1)(3)     1.56%(1)     1.52%(1)     1.48%
 Net investment income (loss)                                      0.61%         3.28%           4.65%         3.66%         4.15%

(1) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.84% and 0.86% for the periods ended October 31, 2002 and 2001, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.59% and 1.60% for the periods ended October 31, 2002 and 2001, respectively.
                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS C
                                                                ---------------------------------------------------
                                                                                                            FROM
                                                                                                          INCEPTION
                                                                      YEAR ENDED OCTOBER 31               10/12/99
                                                                ----------------------------------           TO
                                                                  2002          2001          2000        10/31/99
Net asset value, beginning of period                             $1.00         $1.00         $1.00          $1.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                    0.004         0.031         0.044          0.003
                                                                ------        ------        ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                            0.004         0.031         0.044          0.003
                                                                ------        ------        ------         ------
LESS DISTRIBUTIONS
 Dividends from net investment income                           (0.004)       (0.031)       (0.044)        (0.003)
                                                                ------        ------        ------         ------
Change in net asset value                                           --            --            --             --
                                                                ------        ------        ------         ------
NET ASSET VALUE, END OF PERIOD                                   $1.00         $1.00         $1.00          $1.00
                                                                ======        ======        ======         ======
Total return(1)                                                   0.36%         3.19%         4.55%          0.19%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $4,392        $3,399        $1,435           $145
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                               1.78%(3)(5)   1.85%(3)(4)   1.83%(3)       1.82%(1)(3)
 Net investment income (loss)                                     0.37%         2.90%         4.56%          3.95%(1)

(1) Annualized.
(2) Not annualized.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would not significantly differ.
(5) If the investment advisor had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.83%.
                       See Notes to Financial Statements

PHOENIX-OAKHURST BALANCED FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: What is the fund's investment objective?

A: Phoenix-Oakhurst Balanced Fund is appropriate for investors seeking long-term capital appreciation, current income, and conservation of capital from a balanced portfolio of stocks, bonds, and cash equivalents. Investors should note that the fund may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty.

Q: Can you provide a brief overview of the equity markets over the last 12 months?

A: From October 31, 2001 to October 31, 2002, the stock market represented by the large-cap S&P 500 Index(1) had a negative return of 15.11%. It has been another very difficult period for equity investors. We finished the year 2001 with significant rallies in the equity market after the horrendous fall it suffered in the aftermath of September 11. However, as 2002 began, it became apparent that the economy was not recovering as quickly as we had hoped. In addition, the economic downturn gradually unmasked the systemic flaws in corporate America developed through the boom time. The coziness between investment analysts and corporate executives, the negligence of corporate boards and public accountants' conflicts of interest all erupted into a year of corporate scandals. Former giants such as Enron, Global Crossing and WorldCom all filed for bankruptcy amid allegation of management greed and accounting fraud. With such a backdrop, stocks retreated throughout 2002.

     Recently, stocks have performed better as valuations became more attractive. It appears that the S&P 500 made its bottom on October 10, 2002. The market then rallied more than 10% by the end of October.

     During periods of economic difficulty, it is understandable that market leaders are those engaged in businesses not severely affected by cyclical weakness. Consumer staples and health-care service issues have been the best performers during this 12-month period. On the other hand, utility and telecommunications companies performed poorly due to overcapacity in their respective industries.

Q: Can you provide us with a brief overview of the bond market during this period?

A: The U.S. bond market, as represented by the Lehman Brothers Aggregate Bond Index(2), continued to benefit from the downturn in the equity markets and the uncertain economic and geopolitical outlook. Treasuries benefited the most, as investor uncertainty led to a "flight to quality." Performance was directly correlated to quality. Investment-grade spread sectors (i.e., non-Treasury securities) continue to benefit from their yield advantage. Emerging markets were volatile, with bad news in Brazil and Argentina offsetting credit improvement in Mexico, Russia and Asia. Spreads in the high yield sector reached all-time highs as

(1) The S&P 500 Index measures broad stock market total-return performance.

(2) The Lehman Brothers Aggregate Bond Index measure of broad bond market total-return performance.

The indexes are unmanaged, do not reflect management fees, and are not available for direct investment.

rating agencies reacted to continued corporate accounting scandals and reports of management malfeasance.

     Interest rates declined across the yield curve, with the largest declines in the short- to intermediate-term sector. Two-year Treasuries hit their lowest levels in 30 years, while the 10-year Treasury reached a new 40-year low. At its September meeting, the Fed voted to leave the Fed Funds rate unchanged at 1.75%. At its November 6 meeting, prior to this being written, the Fed signaled its renewed bias to lower rates to balance the risks to economic recovery versus inflation as we experienced continuing slowdowns in spending, hiring and productivity. The Fed cut rates to 1.25%, for a total cut of 525 basis points since early 2001. The Fed Funds rate is now at its lowest level since July 1961.

Q: How did the fund perform in this environment?

A: The Phoenix-Oakhurst Balanced Fund Class A shares returned -7.77% and Class B shares returned -8.49% for the fiscal year ended October 31, 2002 compared with a return of -6.59% for the benchmark index.(3) All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results.

     The equity portion of the Phoenix-Oakhurst Balanced Fund performed poorly during the past 12 months. As we had anticipated a cyclical recovery in 2002 and held an optimistic view of the equity market, we were overexposed to cyclical stocks and underexposed to more stable earnings stocks. We were also not spared by the widespread corporate scandals of 2002. Our performance suffered because we held a significantly overweighted position in Tyco.

     The fixed-income portion of the portfolio had very strong performance as a result of our quality orientation (overall AA3 rating) as well as good sector selection. Our overweighting in high quality commercial mortgage-backed securities was a strong contributor to performance as this was the best performing domestic bond sector. Another positive was our overweighted exposure to taxable municipal issues, another strong performing sector.

Q: Have any changes to the fund's asset allocation been made?

A: No. As part of our investment philosophy, we do not believe in trying to time the market. Our mandate is to remain approximately 60% invested in equities and 40% in bonds. On the fixed-income side, we maintain a duration equal to our benchmark index.

Q: What is your outlook?

A: On October 31, 2002, the S&P 500 closed at 885.76. It is trading at 16.7 times First Call consensus earnings estimate of $53 for calendar 2003. Given the low inflation environment we are currently in, we believe this is an attractive multiple. So we remain optimistic about stocks.

     On the fixed-income side, we continue to emphasize diversification by sector and within sectors, particularly high yield and investment-grade corporates. Individual security selection remains key. Our experienced team of credit analysts will continue to closely monitor existing

(3) The benchmark index is made up of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index. The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

holdings. The practice of owning small positions in individual names ("granularity") has served us well; we will continue to follow that strategy. We will also continue to emphasize high quality sectors, such as taxable municipals, commercial mortgage-backed securities, and investment-grade corporates.

                                                                November 7, 2002

Phoenix-Oakhurst Balanced Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 10/31/02

                                                                                          INCEPTION       INCEPTION
                                                  1 YEAR      5 YEARS      10 YEARS      TO 10/31/02        DATE
                                                  ------      -------      --------      -----------      ---------
Class A Shares at NAV(2)                           (7.77)%      3.67%        6.88%             --               --
Class A Shares at POP(3)                          (13.08)       2.45         6.25              --               --
Class B Shares at NAV(2)                           (8.49)       2.90           --            6.82%         7/15/94
Class B Shares with CDSC(4)                       (12.09)       2.90           --            6.82          7/15/94
Balanced Benchmark(6)                              (6.59)       3.86         9.25            9.70          7/29/94
S&P 500 Index(7)                                  (15.11)       0.74         9.92           10.32          7/15/94
Lehman Brothers Aggregate Bond Index(8)             5.88        7.43         7.47            7.94          7/29/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

(5) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B shares will vary due to differing sales charges.

(6) The Balanced Benchmark is a composited index made up of 60% of the S&P 500 Index return and 40% of the Lehman Brothers Aggregate Bond Index return. The index's performance does not reflect sales charges.

(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index's performance does not reflect sales charges.

(8) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The index's performance does not reflect sales charges.

    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                     GROWTH OF $10,000 PERIODS ENDING 10/31

                                         PHOENIX-OAKHURST                                                      LEHMAN BROTHERS
                                       BALANCED FUND CLASS                                                      AGGREGATE BOND
                                               A(5)           BALANCED BENCHMARK(6)     S&P 500 INDEX(7)           INDEX(8)
                                       -------------------    ---------------------     ----------------       ---------------
10/30/92                                      9425.00               10000.00                10000.00               10000.00
10/29/93                                     10359.70               11373.70                11490.00               11187.20
10/31/94                                     10020.10               11473.50                11942.00               10776.60
10/31/95                                     11574.90               14005.00                15096.00               12463.30
10/31/96                                     12967.50               16332.50                18749.30               13192.10
10/31/97                                     15307.10               20043.00                24810.20               14365.00
10/30/98                                     16636.20               23543.50                30272.60               15706.20
10/29/99                                     19419.30               27134.90                38078.80               15789.60
10/31/00                                     20804.20               28995.80                40383.10               16942.10
10/31/01                                     19875.80               25932.90                30321.50               19408.90
10/31/02                                     18330.50               24223.50                25741.00               20551.10

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/92 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.


                               SECTOR WEIGHTINGS
                                    10/31/02

                            As a percentage of equity holdings

                                    (PIE CHART)


Financials                                                                       19.00
Industrials                                                                      16.00
Health-Care                                                                      13.00
Information Technology                                                           13.00
Energy                                                                           12.00
Consumer Discretionary                                                           12.00
Consumer Staples                                                                  5.00
Other                                                                            10.00

Phoenix-Oakhurst Balanced Fund

    TEN LARGEST HOLDINGS AT OCTOBER 31, 2002 (AS A PERCENTAGE OF NET ASSETS)

 1.  Bank of America Corp.                    2.0%
     Southeast-based commercial bank
 2.  American International Group, Inc.       1.8%
     Insurance holding company
 3.  McKesson Corp.                           1.7%
     Distributor of drugs and toiletries
 4.  Microsoft Corp.                          1.7%
     Develops and distributes computer
     software
 5.  Burlington Resources, Inc.               1.6%
     Oil and gas exploration company
 6.  Wells Fargo & Co.                        1.6%
     Commercial bank
 7.  International Business Machines          1.5%
     Corp.
     Manufacturer and retailer of PCs and
     high-end computer systems
 8.  General Electric Co.                     1.4%
     Manufacturer of consumer and
     industrial products
 9.  United Technologies Corp.                1.4%
     Aerospace manufacturer
10.  Wal-Mart Stores, Inc.                    1.3%
     Chain discount retailer

                        INVESTMENTS AT OCTOBER 31, 2002

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
AGENCY MORTGAGE-BACKED SECURITIES--5.3%

Fannie Mae 5%, 8/25/12............   AAA         $  7,000  $    7,294,220
Fannie Mae 6%, 10/1/13............   AAA            3,000       3,126,563
Fannie Mae 5.50%, 8/1/17..........   AAA            2,912       3,000,510
GNMA 6.50%, '23-'32...............   AAA           37,976      39,803,390
-------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $50,948,478)                                  53,224,683
-------------------------------------------------------------------------

MUNICIPAL BONDS--6.5%

CALIFORNIA--2.6%
Alameda Corridor Transportation
Authority Revenue Taxable Series C
6.50%, 10/1/19....................   AAA            1,100       1,207,008
Alameda Corridor Transportation
Authority Revenue Taxable Series C
6.60%, 10/1/29....................   AAA            2,750       2,946,460
Fresno County Pension Obligation
Revenue 6.21%, 8/15/06............   AAA            1,000       1,117,960
Los Angeles County Pension
Obligation Taxable Series A 8.49%,
6/30/04...........................   AAA            2,000       2,211,640
Pasadena Pension Funding Revenue
Taxable Series A 6.95%, 5/15/07...   AAA            1,915       2,215,904
Pasadena Pension Funding Revenue
Taxable Series A 7%, 5/15/08......   AAA            3,435       4,020,221
Pasadena Pension Funding Revenue
Taxable Series A 7.05%, 5/15/09...   AAA            2,500       2,938,975

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
CALIFORNIA--CONTINUED
Pasadena Pension Funding Revenue
Taxable Series A 7.15%, 5/15/11...   AAA         $    565  $      670,853
Sonoma County Pension Obligation
Revenue Taxable 6.625%, 6/1/13....   AAA            4,265       4,882,187
Ventura County Pension Obligation
Taxable 6.579%, 11/1/06...........   AAA            3,560       4,044,374
                                                           --------------
                                                               26,255,582
                                                           --------------
COLORADO--0.2%
Denver City and County School
District 01 Pension Taxable 6.76%,
12/15/07..........................   AAA            2,000       2,313,860

FLORIDA--1.8%
Miami Beach Special Obligation
  Revenue Taxable 8.60%, 9/1/21...   AAA           11,675      13,255,444
Tampa Solid Waste System Revenue
Taxable Series A 6.23%, 10/1/05...   AAA            1,970       2,107,999
University of Miami Exchangeable
Revenue Taxable Series A 7.65%,
4/1/20............................   AAA            2,120       2,303,868
                                                           --------------
                                                               17,667,311
                                                           --------------
ILLINOIS--0.5%
Chicago Illinois Water Revenue 5%,
11/1/31...........................   AAA            5,000       4,986,100

NEW JERSEY--0.6%
New Jersey Sports & Exposition
Authority Taxable Series A 6.75%,
3/1/12............................   AAA            5,000       5,721,050

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
NEW YORK--0.1%
New York State Taxable Series C
6.35%, 3/1/07.....................   AAA         $  1,000  $    1,117,650

OREGON--0.5%
Multnomah County Pension Revenue
Taxable 7.25%, 6/1/11............. Aaa(c)           3,000       3,547,980
Portland Pension Revenue Taxable
Series C 7.32%, 6/1/08............ Aaa(c)           1,000       1,176,580
                                                           --------------
                                                                4,724,560
                                                           --------------
TEXAS--0.2%
Dallas-Fort Worth International
Airport Facilities Improvement
Revenue Taxable 6.50%, 11/1/09....   AAA            1,900       2,178,616
-------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $58,300,500)                                  64,964,729
-------------------------------------------------------------------------

ASSET-BACKED SECURITIES--2.8%
ANRC Auto Owner Trust 01-A, A4
4.32%, 6/16/08....................   AAA            9,250       9,618,833
Associates Manufactured Housing
Pass Through 97-2, A6 7.075%,
3/15/28...........................   AAA            3,000       3,223,372
Capital Auto Receivables Asset
Trust Series 2002-3 Class A2A
3.05%, 9/15/05....................   AAA            4,000       4,066,777
Community Program Loan Trust
5.96%, 7/15/15....................   AAA            3,977       4,382,490
Household Automotive Trust 02-1,
A4 4.39%, 5/18/09.................   AAA            4,000       4,145,200
WFS Financial Ownership Trust
00-C, A3 7.07%, 2/20/05...........   AAA            2,554       2,594,331
-------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $26,922,985)                                  28,031,003
-------------------------------------------------------------------------

CORPORATE BONDS--6.6%
AGRICULTURAL PRODUCTS--0.2%
Corn Products International, Inc.
8.25%, 7/15/07....................  BBB-            2,000       1,960,000

AIRLINES--0.4%
Northwest Airlines Corp. 00-1
Class G 8.072%, 10/1/19...........   AAA            3,393       3,621,556

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------

BANKS--0.6%
U.S. Bank of Minnesota N.A. 6.30%,
7/15/08...........................    A          $  3,000  $    3,355,224
Wachovia Corp. 5.625%, 12/15/08...   A-             3,000       3,175,776
                                                           --------------
                                                                6,531,000
                                                           --------------
CASINOS & GAMING--0.6%
MGM Mirage, Inc. 9.75%, 6/1/07....   BB+            1,650       1,798,500
Park Place Entertainment Corp.
9.375%, 2/15/07...................   BB+            4,000       4,210,000
                                                           --------------
                                                                6,008,500
                                                           --------------
CONSUMER FINANCE--0.7%
Ford Motor Credit Corp. 6.50%,
1/25/07...........................   BBB            1,000         905,754
Ford Motor Credit Corp. 7.25%,
10/25/11..........................  BBB+            2,000       1,747,576
General Motors Acceptance Corp.
6.875%, 8/28/12...................  BBB+            2,000       1,810,018
Household Finance Co. 6.75%,
5/15/11...........................   A-             2,500       2,209,813
                                                           --------------
                                                                6,673,161
                                                           --------------
DIVERSIFIED FINANCIAL SERVICES--0.9%
CIT Group Inc Series MTN 6.875%,
11/1/09...........................    A             2,000       1,986,500
General Electric Capital Corp.
Series MTNA 6%, 6/15/12...........   AAA            1,735       1,843,045
Pemex Project Master Trust 144A
7.875%, 2/1/09(b).................  BBB-            2,000       2,068,750
Stilwell Financial, Inc. 7.75%,
6/15/09...........................  BBB+            2,500       2,432,075
                                                           --------------
                                                                8,330,370
                                                           --------------
ENVIRONMENTAL SERVICES--0.2%
Browning Ferris Industries 7.875%,
3/15/05...........................   BB-            2,195       2,128,046

GAS UTILITIES--0.3%
Amerigas Partner/Eagle 8.875%,
5/20/11...........................   BB-            3,000       3,075,000

HEALTH CARE DISTRIBUTORS & SERVICES--0.3%
AmerisourceBergen Corp. 8.125%,
9/1/08............................   BB-            3,000       3,225,000

HEALTH CARE FACILITIES--0.4%
HEALTHSOUTH Corp. 10.75%,
10/1/08...........................   B+             1,135         856,925
Manor Care, Inc. 7.50%, 6/15/06...   BBB            3,000       3,037,017
                                                           --------------
                                                                3,893,942
                                                           --------------
HOMEBUILDING--0.2%
Lennar Corp. 7.625%, 3/1/09.......   BB+            2,250       2,289,375

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
HOTELS--0.2%
Park Place Entertainment, Inc. 7%,
7/15/04...........................  BBB-         $  2,000  $    2,017,504

INDUSTRIAL MACHINERY--0.4%
ITW Cupids Financial Trust I 144A
6.55%, 12/31/11(b)................   AA-            4,000       4,342,852

INSURANCE BROKERS--0.1%
Willis Corroon Corp. 9%, 2/1/09...   BB-              740         780,700

INTEGRATED OIL & GAS--0.3%
Chevron Capital 3.50%, 9/17/07....   AA             3,000       3,034,752

INTEGRATED TELECOMMUNICATION SERVICES--0.3%
AT&T Corp 6%, 3/15/09.............  BBB+              126         120,330
Century Telephone Enterprises,
Inc. Series F 6.30%, 1/15/08......  BBB+            3,000       3,191,535
                                                           --------------
                                                                3,311,865
                                                           --------------
OIL & GAS REFINING & MARKETING--0.3%
Teekay Shipping Corp. 8.32%,
2/1/08............................   BB+            2,640       2,719,200

PACKAGED FOODS--0.1%
Land O Lakes 8.75%, 11/15/11......   BB             2,500       1,400,000

RAILROADS--0.1%
Union Pacific Corp. 6.50%,
4/15/12...........................   BBB            1,000       1,103,075
-------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $66,248,393)                                  66,445,898
-------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES--9.3%
American Business Financial
Services 02-2 A3 4.76%, 6/15/21...   AAA            2,000       2,070,084
CS First Boston Mortgage
Securities Corp. 97-C2, B 6.72%,
1/17/35...........................  A(c)            9,000      10,014,525
DLJ Commercial Mortgage Corp.
98-CF2, A1B 6.24%, 11/12/31....... Aaa(c)           3,000       3,313,395
DLJ Mortgage Acceptance Corp.
96-CF1, A1B 7.58%, 3/13/28........   AAA            6,550       6,718,499
DLJ Mortgage Acceptance Corp.
97-CF2, A2 6.84%, 10/15/30........   AA               750         832,475
G.E. Capital Mortgage Services,
Inc. 96-8, 1M 7.25%, 5/25/26......   AA             3,883       3,896,488
GMAC Commercial Mortgage
Securities, Inc. 97-C2, A3 6.566%,
4/15/29...........................  A(c)            1,570       1,720,985
GMAC Commercial Mortgage
Securities, Inc. 97-C2, B 6.703%,
4/15/29...........................  Aa(c)           6,500       7,131,391

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
J.P. Morgan Chase Commercial
Mortgage Securities 01-CIBC, A3
6.26%, 3/15/33....................   AAA         $ 12,015  $   13,298,202
LB Commercial Conduit Mortgage
Trust 99-C2, A2 7.325%,
10/15/32.......................... Aaa(c)           4,855       5,677,487
LB Commercial Conduit Mortgage
Trust 98-C4, A1B 6.21%,
10/15/35..........................   AAA           10,060      11,178,585
Lehman Large Loan 97-LLI, B 6.95%,
3/12/07...........................   AA+           10,825      12,288,787
Nationslink Funding Corp. 96-1, B
7.69%, 12/20/05...................   AAA            6,157       6,631,259
Prudential Home Mortgage
Securities 93-L, 2B3 6.641%,
12/25/23.......................... AAA(c)             900         900,273
Residential Funding Mortgage
Securities I 96-S8, A4 6.75%,
3/25/11...........................   AAA            1,227       1,274,483
Residential Funding Mortgage
Securities I 96-S4, M1 7.25%,
2/25/26...........................   AAA            2,029       2,035,525
Securitized Asset Sales, Inc.
93-J, 2B 6.8%, 11/28/23........... AAA(c)           5,366       5,429,560
-------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $87,095,526)                                  94,412,003
-------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--3.4%

CHILE--0.2%
Republic of Chile 7.125%,
1/11/12...........................   A-             1,900       2,033,783

EL SALVADOR--0.4%
Republic of El Salvador 144A
9.50%, 8/15/06(b)(f)..............   BB+            3,300       3,795,000

MEXICO--2.5%
United Mexican States 7.50%,
1/14/12...........................  BBB-            3,000       3,127,500
United Mexican States 8.125%,
12/30/19..........................   BB-           17,500      17,456,250
United Mexican States Series MTN
8.30%, 8/15/31....................  BBB-            4,850       4,813,625
                                                           --------------
                                                               25,397,375
                                                           --------------
POLAND--0.3%
Republic of Poland Bearer PDIB 6%,
10/27/14(d).......................  BBB+            3,229       3,297,523
-------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $32,241,597)                                  34,523,681
-------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--1.0%

CANADA--0.3%
Bowater Canada Finance 7.95%,
11/15/11..........................  BBB-            3,000       2,933,706

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
CAYMAN ISLANDS--0.2%
Petropower I Funding Trust 144A
7.36%, 2/15/14(b).................   BBB         $  2,105  $    1,977,224
CHILE--0.2%
Empresa Nacional de Electricidad
SA Series B 8.50%, 4/1/09.........  BBB+            2,250       2,123,033
MEXICO--0.1%
Cemex SA de CV 144A 8.625%,
7/18/03(b)........................  BBB-              500         517,500
NETHERLANDS--0.2%
HSBC Capital Funding LP 144A
9.547%, 12/29/49(b)...............   A-             2,000       2,416,020
-------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $9,914,689)                                    9,967,483
-------------------------------------------------------------------------

TARGETED RETURN INDEX SECURITIES--0.7%
Lehman Brothers Targeted Return
Index Securities Trust Series
5-2002 144A 5.896%,
1/25/07(b)(c).....................    A             3,206       3,325,551
Lehman Brothers Targeted Return
Index Securities Trust Series
10-2002 144A 6.883%,
1/15/12(b)(c).....................    A             3,066       3,277,585
-------------------------------------------------------------------------
TOTAL TARGETED RETURN INDEX SECURITIES
(IDENTIFIED COST $6,277,367)                                    6,603,136
-------------------------------------------------------------------------

                                                  SHARES
                                                 --------
PREFERRED STOCKS--0.7%

CONSUMER FINANCE--0.7%
Home Ownership Funding Corp. II
Pfd. 144A 13.338%(b)(d)...........                 10,000       6,559,219
-------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $6,689,765)                                    6,559,219
-------------------------------------------------------------------------

COMMON STOCKS--56.5%
ADVERTISING--0.9%
Lamar Advertising Co.(e)..........                262,100  $    8,895,674

AEROSPACE & DEFENSE--3.0%
General Dynamics Corp. ...........                138,400      10,951,592
L-3 Communications Holdings,
Inc.(e)...........................                120,500       5,663,500
United Technologies Corp. ........                222,100      13,696,907
                                                           --------------
                                                               30,311,999
                                                           --------------


                                                  SHARES       VALUE
                                                 --------  --------------
AIR FREIGHT & COURIERS--0.8%
FedEx Corp. ......................                143,700  $    7,643,403
BANKS--4.7%
Bank of America Corp. ............                285,900      19,955,821
Bank of New York Co., Inc.
(The).............................                163,500       4,251,000
FleetBoston Financial Corp. ......                 76,700       1,794,013
U.S. Bancorp......................                320,200       6,753,018
Wells Fargo & Co. ................                315,800      15,938,426
                                                           --------------
                                                               48,692,278
                                                           --------------
BROADCASTING & CABLE TV--1.4%
Clear Channel Communications,
Inc.(e)...........................                294,700      10,918,635
Liberty Media Corp. Class A(e)....                341,900       2,827,513
                                                           --------------
                                                               13,746,148
                                                           --------------
COMPUTER & ELECTRONICS RETAIL--0.4%
RadioShack Corp.(e)...............                204,400       4,271,960
COMPUTER HARDWARE--1.5%
International Business Machines
Corp. ............................                196,200      15,488,028
COMPUTER STORAGE & PERIPHERALS--0.4%
Lexmark International, Inc.(e)....                 64,300       3,820,706
DATA PROCESSING SERVICES--1.9%
The BISYS Group, Inc.(e)..........                284,100       5,085,390
First Data Corp. .................                176,600       6,170,404
Fiserv, Inc.(e)...................                257,100       8,031,804
                                                           --------------
                                                               19,287,598
                                                           --------------
DIVERSIFIED CHEMICALS--1.4%
Dow Chemical Co. (The)............                203,700       5,294,163
Du Pont (E.I.) de Nemours &
Co. ..............................                206,000       8,497,500
                                                           --------------
                                                               13,791,663
                                                           --------------
DIVERSIFIED COMMERCIAL SERVICES--0.7%
Cendant Corp.(e)..................                584,600       6,722,900
DIVERSIFIED FINANCIAL SERVICES--3.5%
Citigroup, Inc. ..................                330,801      12,223,097
Freddie Mac.......................                112,200       6,909,276
J.P. Morgan Chase & Co. ..........                212,300       4,405,225
Morgan Stanley Dean Witter &
Co. ..............................                299,300      11,648,756
Stilwell Financial, Inc. .........                127,900       1,497,709
                                                           --------------
                                                               36,684,063
                                                           --------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.8%
Emerson Electric Co. .............                166,100       8,002,698
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
Tech Data Corp.(e)................                190,300       6,080,085
EXCHANGE TRADED FUNDS--1.3%
S&P 500 Depository Receipts.......                143,500      12,702,620

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund


                                                  SHARES       VALUE
                                                 --------  --------------
GENERAL MERCHANDISE STORES--2.0%
Target Corp. .....................                238,500  $    7,183,620
Wal-Mart Stores, Inc. ............                246,500      13,200,075
                                                           --------------
                                                               20,383,695
                                                           --------------
HEALTH CARE DISTRIBUTORS & SERVICES--2.9%
Cardinal Health, Inc. ............                122,200       8,457,462
McKesson Corp. ...................                585,900      17,465,679
Omnicare, Inc. ...................                170,900       3,713,657
                                                           --------------
                                                               29,636,798
                                                           --------------
HEALTH CARE EQUIPMENT--0.7%
Bard (C.R.), Inc. ................                125,800       7,035,994
HEALTH CARE FACILITIES--0.4%
HCA, Inc. ........................                100,300       4,362,047
INDUSTRIAL CONGLOMERATES--1.4%
General Electric Co. .............                557,500      14,076,875
INDUSTRIAL MACHINERY--0.5%
Ingersoll-Rand Co. ...............                121,400       4,734,600
INTEGRATED OIL & GAS--3.2%
ChevronTexaco Corp. ..............                159,800      10,807,274
Conocophillips....................                203,811       9,884,834
Exxon Mobil Corp. ................                338,600      11,397,276
                                                           --------------
                                                               32,089,384
                                                           --------------
INTEGRATED TELECOMMUNICATION SERVICES--2.5%
BellSouth Corp. ..................                233,100       6,095,565
SBC Communications, Inc. .........                376,500       9,660,990
Verizon Communications, Inc. .....                257,100       9,708,096
                                                           --------------
                                                               25,464,651
                                                           --------------
LIFE & HEALTH INSURANCE--0.6%
MetLife, Inc. ....................                252,700       6,034,476
MANAGED HEALTH CARE--0.9%
Caremark Rx, Inc.(e)..............                282,300       4,996,710
First Health Group Corp.(e).......                144,600       3,756,708
                                                           --------------
                                                                8,753,418
                                                           --------------
MOVIES & ENTERTAINMENT--1.9%
AOL Time Warner, Inc.(e)..........                398,100       5,871,975
Viacom, Inc. Class B(e)...........                291,600      13,008,276
                                                           --------------
                                                               18,880,251
                                                           --------------
MULTI-LINE INSURANCE--1.8%
American International Group,
Inc. .............................                289,500      18,108,225
NETWORKING EQUIPMENT--1.1%
Cisco Systems, Inc.(e)............                972,606      10,873,735


                                                  SHARES       VALUE
                                                 --------  --------------
OFFICE SERVICES & SUPPLIES--0.3%
Miller (Herman), Inc. ............                171,000  $    3,086,550
OIL & GAS DRILLING--0.1%
Transocean Sedco Forex, Inc. .....                 52,999       1,164,918
OIL & GAS EQUIPMENT & SERVICES--0.4%
Baker Hughes, Inc. ...............                 74,200       2,155,510
Schlumberger Ltd. ................                 38,000       1,524,180
                                                           --------------
                                                                3,679,690
                                                           --------------
OIL & GAS EXPLORATION & PRODUCTION--3.0%
Anadarko Petroleum Corp. .........                104,200       4,641,068
Burlington Resources, Inc. .......                399,500      16,459,400
Devon Energy Corp. ...............                179,500       9,064,750
                                                           --------------
                                                               30,165,218
                                                           --------------
PACKAGED FOODS--0.4%
Dean Foods Inc.(e)................                110,100       4,127,649
PAPER PRODUCTS--0.7%
Bowater, Inc. ....................                 90,000       3,050,100
International Paper Co. ..........                106,700       3,727,031
                                                           --------------
                                                                6,777,131
                                                           --------------
PHARMACEUTICALS--2.7%
Johnson & Johnson.................                220,500      12,954,375
King Pharmaceuticals, Inc.(e).....                155,700       2,389,995
Pfizer, Inc. .....................                370,200      11,761,254
                                                           --------------
                                                               27,105,624
                                                           --------------
PROPERTY & CASUALTY INSURANCE--0.1%
Travelers Property Casualty
B(e)..............................                 29,363         396,988
Travelers Property Casualty
Corp.(e)..........................                 14,292         190,798
                                                           --------------
                                                                  587,786
                                                           --------------
SEMICONDUCTOR EQUIPMENT--0.6%
Applied Materials, Inc.(e)........                179,700       2,700,891
Lam Research Corp.(e).............                166,000       2,089,940
Teradyne, Inc.(e).................                112,800       1,366,008
                                                           --------------
                                                                6,156,839
                                                           --------------
SEMICONDUCTORS--0.4%
Fairchild Semiconductor Corp.
Class A(e)........................                126,300       1,502,970
Intel Corp........................                148,200       2,563,860
                                                           --------------
                                                                4,066,830
                                                           --------------
SOFT DRINKS--2.5%
Coca-Cola Co. (The) ..............                271,300      12,610,024
PepsiCo, Inc. ....................                280,800      12,383,280
                                                           --------------
                                                               24,993,304
                                                           --------------

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund


                                                  SHARES       VALUE
                                                 --------  --------------
SYSTEMS SOFTWARE--1.7%
Microsoft Corp.(e)................                317,300  $   16,966,031
TELECOMMUNICATIONS EQUIPMENT--0.4%
Harris Corp. .....................                159,000       4,194,420
-------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $577,943,555)                                569,647,962
-------------------------------------------------------------------------
FOREIGN COMMON STOCKS--0.5%
IT CONSULTING & SERVICES--0.5%
Accenture Ltd. Class A
(Bermuda).........................                278,900       4,707,832
-------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $4,091,324)                                    4,707,832
-------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--93.3%
(IDENTIFIED COST $926,674,179)                                939,087,629
-------------------------------------------------------------------------
                                   STANDARD
                                   & POOR'S        PAR
                                   RATING         VALUE
                                   (Unaudited)    (000)        VALUE
                                      ----       --------  --------------
SHORT-TERM OBLIGATIONS--5.7%

COMMERCIAL PAPER--4.9%
UBS Finance (DE), Inc. 1.89%,
11/1/02...........................  A-1+         $ 13,235  $   13,235,000
Goldman Sachs Group L.P. 1.77%,
11/6/02...........................  A-1+            3,005       3,004,261
Harley-Davidson Funding Corp.
1.75%, 11/7/02....................   A-1            5,750       5,748,323

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
Koch Industries, Inc. 1.75%,
11/8/02...........................  A-1+         $  5,000  $    4,998,299
ABSC Capital Corp. 1.82%,
11/12/02..........................   A-1            5,000       4,997,219
General Electric Capital Corp
1.77%, 11/12/02...................  A-1+            2,235       2,233,791
CIT Group, Inc. 1.81%, 11/14/02...   A-1            4,785       4,781,872
BellSouth Corporation 1.74%,
11/15/02..........................  A-1+            3,735       3,732,473
ABSC Capital Corp. 1.85%,
11/18/02..........................   A-1            1,900       1,898,340
ABSC Capital Corp. 1.81%,
11/20/02..........................   A-1            2,500       2,497,612
Executive Jet,Inc. 1.75%,
12/16/02..........................  A-1+            2,500       2,494,531
                                                           --------------
                                                               49,621,721
                                                           --------------
FEDERAL AGENCY SECURITIES--0.8%
SLMA 1.67%, 11/5/02...............   AAA            5,785       5,783,927
Federal National Mtge Assoc.
1.70%, 11/6/02....................   AAA            1,295       1,294,694
Federal Home Loan Mtge Corp.
1.58%, 11/26/02...................   AAA            1,175       1,173,711
                                                           --------------
                                                                8,252,332
                                                           --------------
-------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $57,874,053)                                  57,874,053
-------------------------------------------------------------------------

TOTAL INVESTMENTS--99.0%
(IDENTIFIED COST $984,548,232)                                996,961,682(a)
Other assets and liabilities, net--1.0%                        10,195,921
                                                           --------------
NET ASSETS--100.0%                                         $1,007,157,603
                                                           ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $88,344,694 and gross depreciation of $82,683,088 for federal income tax purposes. At October 31, 2002, the aggregate cost of securities for federal income tax purposes was $991,300,076.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2002, these securities amounted to a value of $28,279,701 or 2.8 % of net assets.
(c) As rated by Moody's, or Fitch.
(d) Variable or step coupon security; interest rate reflects the rate currently in effect.
(e) Non-income producing.
(f) Illiquid. At October 31, 2002, these securities amounted to a value of $3,795,000 or 0.4% of net assets.
                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2002

ASSETS
Investment securities at value, including $671,066
 of securities on loan (Identified cost
 $984,548,232)                                        $  996,961,682
Short-term investments held as collateral for loaned
 securities                                                  689,920
Cash                                                         567,595
Receivables
 Investment securities sold                                8,774,628
 Interest and dividends                                    4,559,021
 Fund shares sold                                             98,248
Other Receivables                                            113,281
Prepaid expenses                                              20,270
                                                      --------------
   Total assets                                        1,011,784,645
                                                      --------------
LIABILITIES
Payables
 Collateral on securities loaned                             689,920
 Investment securities purchased                           1,986,500
 Fund shares repurchased                                     806,718
 Investment advisory fee                                     461,375
 Transfer agent fee                                          331,772
 Distribution fee                                            225,858
 Financial agent fee                                          35,664
 Trustees' fee                                                 5,200
 Payable to adviser                                            1,746
Accrued expenses                                              82,289
                                                      --------------
   Total liabilities                                       4,627,042
                                                      --------------
NET ASSETS                                            $1,007,157,603
                                                      ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest      $1,035,827,136
Undistributed net investment income                        2,065,534
Accumulated net realized loss                            (43,148,517)
Net unrealized appreciation                               12,413,450
                                                      --------------
NET ASSETS                                            $1,007,157,603
                                                      ==============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $981,389,488)                                            76,539,424
Net asset value per share                                     $12.82
Offering price per share $12.82/(1-5.75%)                     $13.60
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $25,768,115)                                              2,015,927
Net asset value and offering price per share                  $12.78

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME
Interest                                               $  31,860,676
Dividends                                                  8,565,167
Security lending                                              20,280
Foreign taxes withheld                                       (10,392)
                                                       -------------
   Total investment income                                40,435,731
                                                       -------------
EXPENSES
Investment advisory fee                                    6,297,218
Distribution fee, Class A                                  2,821,274
Distribution fee, Class B                                    311,162
Financial agent fee                                          446,105
Transfer agent                                             1,823,977
Custodian                                                    138,325
Printing                                                     115,592
Professional                                                  42,889
Registration                                                  27,266
Trustees                                                      26,611
Miscellaneous                                                 51,159
                                                       -------------
   Total expenses                                         12,101,578
   Custodian fees paid indirectly                               (798)
                                                       -------------
   Net expenses                                           12,100,780
                                                       -------------
NET INVESTMENT INCOME                                     28,334,951
                                                       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                          (24,043,669)
Net change in unrealized appreciation (depreciation)
 on investments                                          (94,325,568)
                                                       -------------
NET LOSS ON INVESTMENTS                                 (118,369,237)
                                                       -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   $ (90,034,286)
                                                       =============

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended        Year Ended
                                                                 10/31/02          10/31/01
                                                              --------------    --------------
FROM OPERATIONS
 Net investment income (loss)                                 $   28,334,951    $   34,306,800
 Net realized gain (loss)                                        (24,043,669)      (17,299,413)
 Net change in unrealized appreciation (depreciation)            (94,325,568)      (78,457,337)
                                                              --------------    --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                    (90,034,286)      (61,449,950)
                                                              --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income, Class A                                  (29,398,318)      (40,269,954)
 Net investment income, Class B                                     (576,262)         (688,865)
 Net realized short-term gains, Class A                                   --       (11,955,539)
 Net realized short-term gains, Class B                                   --          (298,776)
 Net realized long-term gains, Class A                                    --      (154,323,317)
 Net realized long-term gains, Class B                                    --        (3,856,651)
                                                              --------------    --------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS       (29,974,580)     (211,393,102)
                                                              --------------    --------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (3,089,857 and 2,813,922
   shares, respectively)                                          42,755,275        41,911,813
 Net asset value of shares issued from reinvestment of
   distributions (1,955,441) and 13,360,552 shares,
   respectively)                                                  27,036,145       194,154,270
 Cost of shares repurchased (13,098,236 and 12,317,322
   shares, respectively)                                        (179,151,579)     (185,579,723)
                                                              --------------    --------------
Total                                                           (109,360,159)       50,486,360
                                                              --------------    --------------
CLASS B
 Proceeds from sales of shares (449,565 and 534,450 shares,
   respectively)                                                   6,249,169         7,896,666
 Net asset value of shares issued from reinvestment of
   distributions (39,251 and 315,860 shares, respectively)           541,604         4,581,083
 Cost of shares repurchased (754,036 and 580,244 shares,
   respectively)                                                 (10,117,014)       (8,622,642)
                                                              --------------    --------------
Total                                                             (3,326,241)        3,855,107
                                                              --------------    --------------
 NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
   TRANSACTIONS                                                 (112,686,400)       54,341,467
                                                              --------------    --------------
 NET INCREASE (DECREASE) IN NET ASSETS                          (232,695,266)     (218,501,585)
NET ASSETS
 Beginning of period                                           1,239,852,869     1,458,354,454
                                                              --------------    --------------
 END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
   INCOME OF $2,065,534 AND $3,105,964, RESPECTIVELY]         $1,007,157,603    $1,239,852,869
                                                              ==============    ==============

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                              FINANCIAL HIGHLIGHTS

    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31
                                                 --------------------------------------------------------------------------------
                                                    2002(3)               2001             2000             1999             1998
Net asset value, beginning of period                 $14.27             $17.63           $17.92           $16.29           $18.07
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                          0.34(4)            0.41             0.47             0.40             0.42
 Net realized and unrealized gain (loss)              (1.43)             (1.20)            0.77             2.25             0.90
                                                       ----               ----             ----             ----             ----
     TOTAL FROM INVESTMENT OPERATIONS                 (1.09)             (0.79)            1.24             2.65             1.32
                                                       ----               ----             ----             ----             ----
LESS DISTRIBUTIONS
 Dividends from net investment income                 (0.36)             (0.48)           (0.44)           (0.39)           (0.40)
 Distributions from net realized gains                   --              (1.86)           (1.09)           (0.63)           (2.70)
 In excess of net realized gains                         --              (0.23)              --               --               --
                                                       ----               ----             ----             ----             ----
     TOTAL DISTRIBUTIONS                              (0.36)             (2.57)           (1.53)           (1.02)           (3.10)
                                                       ----               ----             ----             ----             ----
Change in net asset value                             (1.45)             (3.36)           (0.29)            1.63            (1.78)
                                                       ----               ----             ----             ----             ----
NET ASSET VALUE, END OF PERIOD                       $12.82             $14.27           $17.63           $17.92           $16.29
                                                       ----               ----             ----             ----             ----
                                                       ----               ----             ----             ----             ----
Total return(1)                                       (7.77)%            (4.46)%           7.13%           16.73%            8.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $981,389         $1,207,395       $1,423,113       $1,561,026       $1,548,475
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                    1.02%(2)           1.00%(2)         1.00%(2)         0.97%(2)         0.97%
 Net investment income                                 2.46%              2.58%            2.55%            2.19%            2.41%
Portfolio turnover rate                                  52%                45%              50%              57%             138%

                                                                                     CLASS B
                                                 --------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31
                                                 --------------------------------------------------------------------------------
                                                    2002(3)               2001             2000             1999             1998
Net asset value, beginning of period                 $14.23             $17.52           $17.85           $16.25           $18.04
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                          0.24(4)            0.30             0.33             0.27             0.30
 Net realized and unrealized gain (loss)              (1.43)             (1.18)            0.77             2.24             0.90
                                                       ----               ----             ----             ----             ----
     TOTAL FROM INVESTMENT OPERATIONS                 (1.19)             (0.88)            1.10             2.51             1.20
                                                       ----               ----             ----             ----             ----
LESS DISTRIBUTIONS
 Dividends from net investment income                 (0.26)             (0.32)           (0.34)           (0.28)           (0.29)
 Distributions from net realized gains                   --              (1.86)           (1.09)           (0.63)           (2.70)
 In excess of net realized gains                         --              (0.23)              --               --               --
                                                       ----               ----             ----             ----             ----
     TOTAL DISTRIBUTIONS                              (0.26)             (2.41)           (1.43)           (0.91)           (2.99)
                                                       ----               ----             ----             ----             ----
Change in net asset value                             (1.45)             (3.29)           (0.33)            1.60            (1.79)
                                                       ----               ----             ----             ----             ----
NET ASSET VALUE, END OF PERIOD                       $12.78             $14.23           $17.52           $17.85           $16.25
                                                       ----               ----             ----             ----             ----
                                                       ----               ----             ----             ----             ----
Total return(1)                                       (8.49)%            (5.10)%           6.29%           15.84%            7.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $25,768            $32,457          $35,242          $38,613          $32,988
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                    1.77%(2)           1.75%(2)         1.75%(2)         1.72%(2)         1.72%
 Net investment income                                 1.71%              1.83%            1.80%            1.45%            1.66%
Portfolio turnover rate                                  52%                45%              50%              57%             138%

(1) Maximum sales charge is not reflected in total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase the ratio of net investment income to average net assets from 2.45% to 2.46% and from 1.70% to 1.71% for class A and class B, respectively. There was no effect to net investment income
    (loss) per share or to net realized and unrealized gain (loss) per share for Class A and B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(4) Computed using average shares outstanding.
                       See Notes to Financial Statements

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

   The Phoenix Series Fund (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of six investment portfolios, each with distinct investment objectives. The Core Bond Fund is a diversified fund and seeks to provide both current income and capital appreciation. The Aggressive Growth Fund is a diversified Fund and seeks appreciation of capital through the use of aggressive investment techniques. The Capital Growth Fund is a diversified Fund and seeks a long-term appreciation of capital. The High Yield Fund is a diversified Fund and seeks to provide high current income. The Money Market Fund is a diversified Fund and seeks to provide as high a level of current income consistent with capital preservation and liquidity. The Balanced Fund is a diversified Fund and seeks to provide reasonable income, long-term capital growth and conservation of capital.

   Each Fund offers both Class A and Class B shares and, additionally, Core Bond Fund, Aggressive Growth Fund, High Yield Fund, and Money Market Fund offer Class C shares. Class A shares of Aggressive Growth Fund, Capital Growth Fund and Balanced Fund are sold with a front-end sales charge of up to 5.75%. Class A shares of Core Bond Fund and High Yield Fund are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

   The Money Market Fund uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide a fair valuation. This valuation procedure allows each class of the Fund to maintain a constant net asset value of $1 per share.

   Certain securities held by the Funds were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At October 31, 2002, the total value of these securities represented approximately 7.1%, 7.9% and 1.5% of net assets of Core Bond Fund, High Yield Fund and Balanced Fund, respectively.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Fund amortizes premiums and discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

   Effective November 1, 2001, the Trust adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies and began to amortize premium on fixed income securities and classify gains and losses on mortgage- and asset-backed securities previously included in realized gains and losses, as a component of interest income. The cumulative effect of the accounting changes had no impact on total net assets of the Trust or the Trust's net asset values, but resulted in reductions to the cost of securities, corresponding increases in net unrealized appreciation (depreciation), and equivalent decreases in undistributed net investment income based on securities held by each Fund on October 31, 2001 as detailed below:

                                                           Increase in
                                                            Unrealized
                                        Reduction in       Appreciation
              Series                 Cost of Securities   (Depreciation)
              ------                 ------------------   --------------
Phoenix-Duff & Phelps Core Bond
 Fund..............................        19,317              19,317
Phoenix-Engemann Capital Growth
 Fund..............................         2,711               2,711
Phoenix-Goodwin High Yield Fund....        12,530              12,530
Phoenix-Oakhurst Balanced Fund.....       276,412             276,412

   The effect of this change for the year ended October 31, 2002 was to increase (decrease) net investment income, increase (decrease) net

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002 (CONTINUED)

unrealized appreciation (depreciation) and increase (decrease) net realized gains (losses) for each Fund as detailed below. The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change.

                       Increase (Decrease)   Net Unrealized   Net Realized
                        in Net Investment     Appreciation       Gains
       Series                Income          (Depreciation)     (Losses)
       ------          -------------------   --------------   ------------
Phoenix-Duff & Phelps
 Core Bond Fund......       $ (49,899)         $ 255,469       $(205,570)
Phoenix-Engemann
 Aggressive Growth
 Fund................          (7,448)                --           7,448
Phoenix-Engemann
 Capital Growth
 Fund................        (158,924)           154,900           4,024
Phoenix-Goodwin High
 Yield Fund..........        (110,269)            98,993          11,276
Phoenix-Oakhurst
 Balanced Fund.......         122,718            134,664        (257,382)

C. INCOME TAXES:

   Each of the Funds is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Certain prior year distribution amounts have been reclassified to conform to the current year presentation.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

   Each of the Funds, except the Core Bond Fund and Money Market Fund, may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed. At October 31, 2002, the Trust had no forward currency contracts.

G. SECURITY LENDING:

   The Trust loans securities to qualified brokers through an agreement with State Street Bank and Trust (the Custodian). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in short-term money market funds. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

H. EXPENSES:

   Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002 (CONTINUED)

I. OPTIONS:

   Each of the Funds, except for the Core Bond Fund and Money Market Fund, may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   Each Fund, except for the Core Bond Fund and Money Market Fund, may purchase options which are included in the funds' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At October 31, 2002, the Trust had no options.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

   Each Fund may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. FORWARD CONTRACT LOAN TRANSACTIONS:

   The Trust may use forward contract loan transactions to gain exposure to the syndicated loan market. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the underlying loans.

L. SWAP AGREEMENTS:

   The Funds, except the Core Bond Fund and Money Market Fund, may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into interest rate, foreign currency, total return, or credit default swaps. Interest rate and foreign currency swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest or foreign currency. (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.) Total return swap agreements involve commitments to pay interest in exchange for a market linked index, based on the notional amount. To the extent the total return of the security or index involved in the transaction exceeds or falls short of the set interest obligation, the Fund will receive a payment or make a payment to the counterparty. Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by the Funds' custodian. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

   At October 31, 2002, the High Yield Fund had the following swap agreements outstanding:

                                                              Unrealized
                                                             Appreciation
Notional Amount                                             (Depreciation)
---------------                                             --------------
Credit Default Swaps
  $3,000,000      Agreement with Deutsche Bank dated
                  January 15, 2002, terminating on February
                  15, 2004, to receive 7% per year times
                  the notional amount. The fund pays only
                  upon a default event of Calpine Corp.,
                  the notional amount times the difference
                  between the par value and the market
                  value of Calpine Corp. 4% bond due
                  December 26, 2006                          $(1,888,000)
  $3,000,000      Agreement with Deutsche Bank dated
                  November 9, 2001, terminating on June 1,
                  2004, to receive 6.25% per year times the
                  notional amount. The fund pays only upon
                  a default event of The Shaw Group, Inc.,
                  the notional amount time the difference
                  between the par value and the market
                  value of The Shaw Group, Inc. 0% bond due
                  May 1, 2021                                $  (655,000)
  $3,000,000      Agreement with Deutsche Bank dated March
                  27, 2002, terminating on March 27, 2007,
                  to receive 5.35% per year times the
                  notional amount. The fund pays only upon
                  a default event of The Gap, Inc., the
                  notional amount times the difference
                  between the par value and the market
                  value of The Gap, Inc. 6.90% bond due
                  September 15, 2007                         $  (270,000)

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002 (CONTINUED)

                                                              Unrealized
                                                             Appreciation
Notional Amount                                             (Depreciation)
---------------                                             --------------
 $(5,000,000)     Agreement with JP Morgan dated October
                  18, 2002, terminating on October 28,
                  2006, to pay 2.65% per year times the
                  notional amount. The fund receives only
                  upon a default event of JP Morgan High
                  Yield Debt Index BB, the notional amount
                  times the difference between the par
                  value and the market value of JP Morgan
                  High Yield Debt Index BB 8.75% bond due
                  May 15, 2007                               $  (143,000)
 $(3,000,000)     Agreement with Morgan Stanley dated
                  October 11, 2002, terminating on October
                  11, 2007, to pay 2.05% per year times the
                  notional amount. The fund receives only
                  upon a default event of Federated
                  Department Stores, Inc., the notional
                  amount times the difference between the
                  par value and the market value of
                  Federated Department Stores, Inc. 6.625%
                  bond due April 1, 2011                     $  (105,000)
$(20,000,000)     Agreement with Deutsche Bank AG dated
                  December 19, 2001, terminating October
                  28, 2006, to pay 0.70% per year times the
                  notional amount. The fund receives only
                  upon reaching a threshold aggregate loss
                  amount of USD 5,641,025, the notional
                  amount times the difference between the
                  reference amount and the market value of
                  the defaulted reference obligation
                  included as part of a 72 member basket.
                  At October 31, 2002, the aggregate loss
                  amount was USD 1,108,974                   $ 1,066,000
                                                             -----------
                                                             $(1,995,000)
                                                             ===========

M. HIGH YIELD DEBT INDEX SECURITIES, TARGETED RETURN INDEX SECURITIES, AND TRADED CUSTODY RECEIPTS:

   The Trust invests in securities that represent an interest in a diversified portfolio (the "basket") of debt instruments (the "underlying securities"). Under the term of the baskets, the Trust has direct ownership in each underlying security equal to its pro rata interest in the basket. In the event of default of any underlying security, the notional amount on which interest is earned is reduced by the par amount of the defaulted security, and the pro rata interest of such security is distributed to the Trust.

   High yield debt index securities are comprised of a basket of credit default swaps referencing a diversified pool of high yield credits. Certain baskets may be purchased on an unfunded basis such that the Trust receives interest payments based upon the notional amount of the basket. In connection with these investments collateral may be set aside by the Trust's custodian. In the event of default of any of the underlying notional securities within the unfunded basket, the Trust will be required to pay the counterparty an amount equal to its pro rata share of the notional amount of the defaulted security and similarly the Trust will then receive its pro rata interest of the defaulted security or equivalent cash amount.

   Targeted return index securities are trusts in which each certificate holder owns a pro rata share of the corporate bonds that comprise the Lehman Brothers U.S. Credit Index which is a component of the Lehman Brothers U.S. Aggregate Index.

   Traded custody receipts are custody receipts, which represent an ownership interest in an equal par-weighted portfolio of 35 benchmark U.S. corporate bonds.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for their services to the Trust, the Advisers, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), and Duff & Phelps Investment Management Co. ("DPIM"), a subsidiary of Phoenix Investment Partners, Ltd., which is an indirect wholly-owned subsidiary of PNX, are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate fund:

                                             1st $1     $1-2       $2+
                                             Billion   Billion   Billion
                                             -------   -------   -------
Core Bond Fund.............................   0.45%     0.40%     0.35%
Capital Growth Fund........................   0.70%     0.65%     0.60%
High Yield Fund............................   0.65%     0.60%     0.55%
Money Market Fund..........................   0.40%     0.35%     0.30%
Balanced Fund..............................   0.55%     0.50%     0.45%

                                           1st $50   $50-500    $500+
                                           Million   Million   Million
                                           -------   -------   -------
Aggressive Growth Fund...................   0.90%     0.80%     0.70%

   DPIM serves as investment adviser for the Core Bond Fund and PIC serves as investment advisor for the remaining funds within the Trust.

   Effective August 21, 2002, the Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.60% for Class A shares, 1.35% for Class B shares and 1.60% for Class C shares of the average of the aggregate daily net asset value, through February 28, 2003. Prior to that date, the rates were 0.85% for Class A shares, 1.60% for Class B shares and 1.85% for Class C shares.

   Roger Engemann & Associates, Inc. ("REA") is the subadvisor to the Aggressive Growth Fund and Capital Growth Fund. For its services,

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002 (CONTINUED)

REA is paid a fee by the Adviser equal to 0.40% of the average daily net assets of the Aggressive Growth Fund up to $50 million, 0.30% of such value between $50 million and $262 million, 0.45% of such value between $262 and $500 million, and 0.35% of such value in excess of $500 million and a fee equal to 0.10% of the average daily net assets of the Capital Growth Fund up to $3 billion and 0.30% of such value in excess of $3 billion. REA is a wholly-owned subsidiary of Pasadena Capital Corporation which in turn is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., an indirect, wholly-owned subsidiary of PNX.

   Phoenix Equity Planning Corporation (PEPCO), an indirect wholly-owned subsidiary of PNX, which serves as the national distributor of the Trust's shares, has advised the Trust that it retained selling commissions of $413,463 for Class A shares, deferred sales charges of $538,730 for Class B shares and $7,495 for Class C shares, for the year ended October 31, 2002. In addition, each Fund except the Money Market Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each Fund; the distribution fee for the Money Market Fund is 0%, 0.75% and 1.00% for Class A, Class B and Class C, respectively. The distributor has advised the Trust that of the total amount expensed for the year ended October 31, 2002, $2,061,402 was retained by the Distributor, $5,612,090 was paid to unaffiliated participants, and $684,886 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.

   For the year ended October 31, 2002, the Trust paid PXP Securities Corp., an indirect subsidiary of PNX, brokerage commissions of $86,277 in connection with portfolio transactions effected by it.

As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended October 31, 2002, financial agent fees were $1,684,826, of which PEPCO received $232,741. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company ("State Street") as sub-transfer agent. For the year ended October 31, 2002, transfer agent fees were $6,812,307, of which PEPCO retained $2,834,467.

   At October 31, 2002, PNX and affiliates held Trust shares which aggregated the following:

                                                          Aggregate
                                                          Net Asset
                                               Shares       Value
                                              ---------   ----------
Core Bond Fund, Class A.....................        412   $    3,679
Core Bond Fund, Class C.....................     13,279      118,312
Aggressive Growth Fund, Class A.............         10           97
Aggressive Growth Fund, Class B.............     12,456      114,097
Aggressive Growth Fund, Class C.............      5,133       47,023
High Yield Fund, Class A....................        663        2,990
Money Market Fund, Class A..................  9,328,297    9,328,297
Money Market Fund, Class C..................    108,471      108,471

3. PURCHASE AND SALE OF SECURITIES

   Purchases and sales of securities during the year ended October 31, 2002 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                         Purchases          Sales
                                       --------------   --------------
Core Bond Fund.......................  $   15,422,929   $   12,674,791
Aggressive Growth Fund...............     400,271,809      438,137,470
Capital Growth Fund..................   1,128,571,394    1,342,991,924
High Yield Fund......................     260,788,577      290,741,723
Balanced Fund........................     442,710,758      523,361,012

   Purchases and sales of U.S. Government and agency securities during the year ended October 31, 2002, aggregated the following:

                                          Purchases        Sales
                                         ------------   ------------
Core Bond Fund.........................  $ 73,400,541   $ 77,464,025
Balanced Fund..........................   126,311,235    151,998,193

4. CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

   High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

   Certain funds invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002 (CONTINUED)

impact to the fund, positive or negative, than if the fund did not concentrate its investments in such sectors.

5. FEDERAL INCOME TAX INFORMATION

   The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

                                              Expiration Year
                            ---------------------------------------------------
                               2003          2004         2006         2007
                            -----------   ----------   ----------   -----------
Core Bond Fund............           --   $2,433,827           --   $ 6,429,814
Aggressive Growth Fund....           --           --           --            --
Capital Growth Fund.......           --           --           --            --
High Yield Fund...........  $46,929,335           --   $1,533,950    38,223,988
Balanced Fund.............           --           --           --            --

                                                 Expiration Year
                                     ----------------------------------------
                                        2008           2009          2010
                                     -----------   ------------   -----------
Core Bond Fund.....................  $ 8,192,129             --   $ 2,929,428
Aggressive Growth Fund.............           --   $127,300,748    27,489,400
Capital Growth Fund................           --    396,211,833    97,731,301
High Yield Fund....................   27,836,215     66,603,160    70,134,673
Balanced Fund......................           --     18,032,864    21,868,872

   Core Bond Fund and High Yield Fund have expired capital loss carryovers of $4,084,441 and $14,103,053, respectively.

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the Schedule of Investments) consist of undistributed ordinary income of $218,404 for Core Bond Fund, $2,065,536 for Balanced Fund and $0 for all other funds and undistributed long-term capital gains of $0 for all funds.

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

6. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended October 31, 2002, the Funds recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses, expired capital loss carryovers and differing treatment of certain income and gain transactions. The reclassifications have no impact on the net assets or net asset value of the Trust. The following Funds recorded reclassifications to increase (decrease) the accounts listed below:

                          Capital paid in        Undistributed     Accumulated
                             on shares         of net investment   net realized
                        beneficial interest      income (loss)     gain (loss)
                        -------------------    -----------------   ------------
Core Bond Fund........      $(4,992,278)          $1,282,774       $ 3,709,504
Aggressive Growth
 Fund.................       (3,243,285)           3,243,285                --
Capital Growth Fund...       (5,872,174)           5,872,174                --
High Yield Fund.......      (13,802,953)            (501,979)       14,304,932
Balanced Fund.........         (862,681)             875,611           (12,930)

                       TAX INFORMATION NOTICE (UNAUDITED)

    For the fiscal year ended October 31, 2002, for federal income tax purposes, 30.20% of the ordinary income dividends paid by the Balanced Fund qualify for the dividends received deduction for corporate shareholders.

This report is not authorized for distribution to prospective investors in the Phoenix Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Trust's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[PRICEWATERHOUSECOOPERS LOGO]

To the Board of Trustees and Shareholders of Phoenix Series Fund

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Duff & Phelps Core Bond Fund, Phoenix-Engemann Aggressive Growth Fund, Phoenix-Engemann Capital Growth Fund, Phoenix-Goodwin High Yield Fund, Phoenix-Goodwin Money Market Fund and Phoenix-Oakhurst Balanced Fund (constituting Phoenix Series Fund, hereinafter referred to as the "Trust") at October 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

[PRICEWATERHOUSECOOPERS LLP]

Boston, Massachusetts
December 16, 2002

                                FUND MANAGEMENT

     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

                                                     NUMBER OF PORTFOLIOS                 PRINCIPAL OCCUPATION(S)
                                   LENGTH OF TIME      IN FUND COMPLEX                    DURING PAST 5 YEARS AND
NAME, (AGE), AND ADDRESS               SERVED        OVERSEEN BY TRUSTEE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
Robert Chesek (68)               Served since 1981.           28            Currently retired.
E. Virgil Conway (73)            Served since 1993.           38            Chairman, Rittenhouse Advisors, LLC (consulting
Rittenhouse Advisors, LLC                                                   firm) since 2001. Trustee/Director, Realty
101 Park Avenue                                                             Foundation of New York (1972-present), Pace
New York, NY 10178                                                          University (1978-present), New York Housing
                                                                            Partnership Development Corp. (Chairman)
                                                                            (1981-present), Greater New York Councils, Boy
                                                                            Scouts of America (1985-present), Academy of
                                                                            Political Science (Vice Chairman) (1985-present),
                                                                            Urstadt Biddle Property Corp. (1989-present), The
                                                                            Harlem Youth Development Foundation (1998-present).
                                                                            Chairman, Metropolitan Transportation Authority
                                                                            (1992-2001). Director, Trism, Inc. (1994-2001),
                                                                            Consolidated Edison Company of New York, Inc.
                                                                            (1970-2002), Atlantic Mutual Insurance Company
                                                                            (1974-2002), Centennial Insurance Company
                                                                            (1974-2002), Josiah Macy, Jr., Foundation
                                                                            (1975-2002), Union Pacific Corp. (1978-2002),
                                                                            Blackrock Freddie Mac Mortgage Securities Fund
                                                                            (Advisory Director) (1990-2002), Accuhealth
                                                                            (1994-2002).
Harry Dalzell-Payne (73)         Served since 1993.           38            Currently retired.
The Flat, Elmore Court
Elmore, GL05, GL2 3NT
U.K
Francis E. Jeffries (72)         Served since 1995.           31            Director, The Empire District Electric Company
8477 Bay Colony Dr. #902                                                    (1984- present). Director (1989-1997), Chairman of
Naples, FL 34108                                                            the Board (1993-1997), Phoenix Investment Partners,
                                                                            Ltd.
Leroy Keith, Jr. (63)            Served since 1980.           28            Partner, Stonington Partners, Inc. (private equity
Stonington Partners, Inc.                                                   fund) since 2001. Chairman (1995 to 2000) and Chief
736 Market Street, Ste. 1430                                                Executive Officer (1995-1998), Carson Products
Chattanooga, TN 37402                                                       Company (cosmetics). Director/Trustee, Evergreen
                                                                            Funds (6 portfolios).
Geraldine M. McNamara (51)       Served since 2001.           36            Managing Director, U.S. Trust Company of New York
United States Trust                                                         (private bank) (1982-present).
Company of NY
114 West 47th Street
New York, NY 10036
Everett L. Morris (74)           Served since 1995.           38            Vice President, W.H. Reaves and Company (investment
W.H. Reaves and Company                                                     management) (1993-present).
10 Exchange Place
Jersey City, NJ 07302
Richard E. Segerson (56)         Served since 1993.           28            Managing Director, Northway Management Company
Northway Management Company 164                                             (1998-present). Managing Director, Mullin
Mason Street                                                                Associates (1993- 1998).
Greenwich, CT 06830
Lowell P. Weicker, Jr. (71)      Served since 1995.           28            Director, UST Inc. (1995-present), HPSC Inc.
200 Duke Street                                                             (1995-present), Compuware (1996-present) and WWF,
Alexandria, VA 22314                                                        Inc. (2000-present). President, The Trust for
                                                                            America's Health (non-profit) (2001-present).
                                                                            Director, Duty Free International, Inc.
                                                                            (1997-1998).

                              INTERESTED TRUSTEES

     Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                                                     NUMBER OF PORTFOLIOS                 PRINCIPAL OCCUPATION(S)
NAME, (AGE), ADDRESS AND           LENGTH OF TIME      IN FUND COMPLEX                    DURING PAST 5 YEARS AND
POSITION(S) WITH TRUST                 SERVED        OVERSEEN BY TRUSTEE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
*Marilyn E. LaMarche (68)        Served since 2002.           28            Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC                                                     (1983-present). Director, The Phoenix Companies,
30 Rockefeller Plaza,                                                       Inc. (2001-present) and Phoenix Life Insurance
59th Floor                                                                  Company (1989- present).
New York, NY 10020
**Philip R. McLoughlin (56)      Served since 1989.           49            Director, PXRE Corporation (Delaware)
Chairman and President                                                      (1985-present), World Trust Fund (1991-present).
                                                                            Chairman (1997-2002), Director (1995-2002), Vice
                                                                            Chairman (1995-1997) and Chief Executive Officer
                                                                            (1995-2002), Phoenix Investment Partners, Ltd.
                                                                            Director, Executive Vice President and Chief
                                                                            Investment Officer, The Phoenix Companies, Inc.
                                                                            (2001-2002). Director (1994-2002) and Executive
                                                                            Vice President, Investments (1988-2002), Phoenix
                                                                            Life Insurance Company. Director (1983-2002) and
                                                                            Chairman (1995-2002), Phoenix Investment Counsel,
                                                                            Inc. Director (1984-2002) and President
                                                                            (1990-2000), Phoenix Equity Planning Corporation.
                                                                            Chairman and Chief Executive Officer, Phoenix/Zweig
                                                                            Advisers LLC (1999-2002). Director and President,
                                                                            Phoenix Investment Management Company (2001-2002).
                                                                            Director and Executive Vice President, Phoenix Life
                                                                            and Annuity Company (1996-2002). Director and
                                                                            Executive Vice President, PHL Variable Insurance
                                                                            Company (1995-2002). Director, Phoenix National
                                                                            Trust Company (1996-2002). Director and Vice
                                                                            President, PM Holdings, Inc. (1985-2002). Director,
                                                                            PHL Associates, Inc. (1995-2002). Director
                                                                            (1992-2002) and President (1992-1994), WS Griffith
                                                                            Securities, Inc.
***James M. Oates (56)           Served since 1987.           28            Chairman, IBEX Capital Markets Inc. (financial
  IBEX Capital Markets, Inc.                                                services) (1997-present). Managing Director, Wydown
  60 State Street, Ste. 950                                                 Group (consulting firm) (1994-present). Director,
  Boston, MA 02109                                                          Investors Financial Service Corporation
                                                                            (1995-present), Investors Bank & Trust Corporation
                                                                            (1995-present), Plymouth Rubber Co. (1995-present),
                                                                            Stifel Financial (1996-present), Connecticut River
                                                                            Bancorp (1998-present), Connecticut River Bank
                                                                            (1998-present, 1Mind, Inc. (1999-present) and
                                                                            1Mind.com (2000-present). Director and Treasurer,
                                                                            Endowment for Health, Inc. (2000-present).
                                                                            Chairman, Emerson Investment Management, Inc.
                                                                            (2000-present). Member, Chief Executives
                                                                            Organization (1996-present). Vice Chairman,
                                                                            Massachusetts Housing Partnership (1998-1999).
                                                                            Director, Blue Cross and Blue Shield of New
                                                                            Hampshire (1994-1999), AIB Govett Funds (1991-2000)
                                                                            and Command Systems, Inc. (1998-2000). Director,
                                                                            Phoenix Investment Partners, Ltd. (1995-2001).

  * Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

 ** Mr. McLoughlin is an "interested person," as defined in the Investment
    Company Act of 1940, by reason of his position with Phoenix Investment Partners, Ltd., and its affiliates.

*** Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, IBEX Capital Markets, Inc. and Phoenix and certain of its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                   POSITION(S) HELD WITH
                                    TRUST AND LENGTH OF                        PRINCIPAL OCCUPATION(S)
NAME, (AGE) AND ADDRESS                 TIME SERVED                              DURING PAST 5 YEARS
William R. Moyer (58)            Executive Vice President    Executive Vice President and Chief Financial Officer
                                 since 2000.                 (1999-present), Senior Vice President and Chief Financial
                                                             Officer (1995-1999), Phoenix Investment Partners, Ltd.
                                                             Director (1998-present), Senior Vice President, Finance
                                                             (1990-present), Chief Financial Officer (1996-present), and
                                                             Treasurer (1998-present), Phoenix Equity Planning
                                                             Corporation. Director (1998-present), Senior Vice President
                                                             (1990-present), Chief Financial Officer (1996-present) and
                                                             Treasurer (1994-present), Phoenix Investment Counsel, Inc.
                                                             Senior Vice President and Chief Financial Officer, Duff &
                                                             Phelps Investment Management Co. (1996-present). Vice
                                                             President, Phoenix Fund Complex (1990-present).
John F. Sharry (50)              Executive Vice President    President, Private Client Group (1999-present), Executive
                                 since 2000.                 Vice President, Retail Division (1997-1999), Phoenix
                                                             Investment Partners, Ltd. President, Private Client Group,
                                                             Phoenix Equity Planning Corporation (2000-present).
                                                             Executive Vice President, Phoenix Fund Complex
                                                             (1998-present).
Robert S. Driessen (54)          Vice President              Vice President and Compliance Officer, Phoenix Investment
                                 since 1999.                 Partners, Ltd. (1999-present) and Phoenix Investment
                                                             Counsel, Inc. (1999-present). Vice President, Phoenix Fund
                                                             Complex (1999-present). Compliance Officer (2000-present)
                                                             and Associate Compliance Officer (1999), PXP Securities
                                                             Corp. Vice President, Risk Management Liaison, Bank of
                                                             America (1996-1999). Vice President, Securities Compliance,
                                                             The Prudential Insurance Company of America (1993-1996).
                                                             Branch Chief/Financial Analyst, Securities and Exchange
                                                             Commission, Division of Investment Management (1972-1993).
Nancy G. Curtiss (50)            Treasurer since 2000.       Vice President, Fund Accounting (1994-present) and Treasurer
                                                             (1996-present), Phoenix Equity Planning Corporation.
                                                             Treasurer, Phoenix Fund Complex (1994-present).
Richard J. Wirth (44)            Secretary since 2002.       Vice President and Insurance and Investment Products Counsel
One American Row                                             (2002- present), Counsel (1993-2002), Phoenix Life Insurance
Hartford, CT 06102                                           Company.

PHOENIX SERIES FUND

101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Marilyn E. LaMarche
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
Robert S. Driessen, Vice President
Nancy G. Curtiss, Treasurer
Richard J. Wirth, Secretary

 IMPORTANT NOTICE TO SHAREHOLDERS
 The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

INVESTMENT ADVISERS
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Duff & Phelps Investment Management Co.
(Phoenix-Duff & Phelps Core Bond Fund)
55 East Monroe Street
Chicago, IL 60603

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Mutual Fund Services                                 1-800-243-1574
Advisor Consulting Group                             1-800-243-4361
Text Telephone                                       1-800-243-1926
Web site                                              WWW.PHOENIXINVESTMENTS.COM

                                                             -----------------
                                                                 PRESORTED
                                                                 STANDARD
                                                               U.S. POSTAGE
                                                                   PAID
                                                             Bowne Fulfillment
                                                                 Solutions
                                                             -----------------

      PHOENIX EQUITY PLANNING CORPORATION
      P.O. Box 150480
      Hartford, CT 06115-0480


[PHOENIX INVESTMENT PARTNERS, LTD. LOGO]



      For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PHOENIXINVESTMENTS.COM.





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      PXP 394 (12/02)